EXHIBIT 10.1

                   SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

                                 by and between

                       NATIONAL BEEF PACKING COMPANY, LLC,

                          VARIOUS ISSUERS AND LENDERS,

              COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
                     "RABOBANK NEDERLAND", NEW YORK BRANCH,
                             as Documentation Agent

                                       and

                         COBANK, ACB, as Lead Arranger,
                      Syndication Agent, Swing Line Lender
                            and Administrative Agent

                            Dated as of July 25, 2007

           2.1.5    General Terms regarding the Notes, the Loans and the

                                      -i-

                                  (Continued)

                                      -ii-

                                  (Continued)

    8.2    Conditions Precedent to All Borrowings, Conversions, Roll Overs and

                                     -iii-

                                  (Continued)

                                      -iv-

                                  (Continued)

                                      -v-

                                  (Continued)

                                      -vi-

                                List of Exhibits

Exhibit 1A        Lender Commitment Amounts
Exhibit 1B        Borrowing Base Calculation
Exhibit 1C        Borrowing Base Certificate
Exhibit 2A        Line of Credit Note
Exhibit 2B        Term Note
Exhibit 2C        Swing Line Note
Exhibit 3A(i)     Account Debtors of Borrower
Exhibit 3B(i)     Borrower's Inventory Locations
Exhibit 7A        Litigation
Exhibit 7B        Material Contract Defaults
Exhibit 7C        Intellectual Property
Exhibit 7D        Existing Liens
Exhibit 7E        Tax Liability Issues
Exhibit 7F        Indebtedness
Exhibit 7G        Prior Names
Exhibit 7H        Affiliates
Exhibit 7I        Environmental
Exhibit 7J        Bank Accounts
Exhibit 7K        Other Agreements
Exhibit 7L        Intellectual Property Litigation
Exhibit 7.20(c)   ERISA Issues
Exhibit 8A        List of Closing Documents
Exhibit 9A        Compliance Certificate
Exhibit 9B        Property Insurance
Exhibit 13A       Form of Assignment
Exhibit 13B       List of Farm Credit System Participants
Exhibit 14B       Form of Voting Participant Notice and Consent

                   SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SIXTH AMENDED AND RESTATED  CREDIT  AGREEMENT  (as amended,  modified, supplemented,  renewed or restated from time to time, this  "Agreement") is made as of July 25,  2007,  by and between  NATIONAL  BEEF  PACKING  COMPANY,  LLC, a
Delaware limited  liability  company  (together with its successors as permitted
herein,   the   "Borrower"),   the  lenders  from  time  to  time  party  hereto
(collectively,  the  "Lenders"  and  individually,  a  "Lender"),   COÖPERATIEVE
CENTRALE  RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH,
("Rabobank") as  Documentation  Agent, and COBANK,  ACB, an agricultural  credit bank  ("CoBank"),  as Lead Arranger,  Syndication  Agent,  Swing Line Lender and
Administrative  Agent for the  Lenders,  the  Issuers  and the Swing Line Lender
hereunder (in its capacity as Administrative Agent, together with its successors and assigns in such capacity, the "Agent").

                                    RECITALS

     WHEREAS, the Borrower,  Rabobank,  and the Agent, and the lenders from time to time party thereto  (collectively,  the "Existing  Lenders") are parties to a
Fifth Amended and Restated Credit Agreement dated as of May 30, 2006, as amended by a First Amendment to Fifth Amended and Restated Credit  Agreement dated as of
March 21, 2007 (as so amended,  together with its  predecessor  agreements,  the
"Existing  Credit  Agreement"),  pursuant  to which the  Existing  Lenders  have extended certain revolving credit loans and term loans to the Borrower;

     WHEREAS,  the Borrower has requested that the Existing  Lenders and certain new Lenders increase and extend the Line of Credit Loan facility in the Existing
Credit  Agreement,  and that other  changes be made to the terms of the Existing
Credit Agreement; and

     WHEREAS,  as of and on, but subject to the occurrence  of, the  Restatement
Date, the Existing Line of Credit Notes will be extended and renewed by the Line of Credit Notes and the Existing Credit  Agreement shall be amended and restated
as set forth in this Agreement;

     NOW,  THEREFORE,  in  consideration  of the  foregoing and of the terms and conditions  contained  in this  Agreement,  and for any loans or  extensions  of credit or other financial  accommodations at any time made to or for the benefit of the Borrower by the Agent or the Lenders, the parties hereto agree that as of and on, but subject to the  occurrence  of, the  Restatement  Date, the Existing
Credit  Agreement  shall be amended  and  restated  in its  entirety  to read as follows:

                                   ARTICLE I
                                  DEFINITIONS

     1.1 Terms Defined in Colorado  Uniform  Commercial  Code.  All  capitalized terms contained in this Agreement or any of the other Financing  Documents which are not specifically defined herein or therein shall have the meanings set forth in the Uniform  Commercial Code of Colorado  ("Code") to the extent the same are used  or  defined  therein,  specifically  including,  but  not  limited  to the following:  Accounts,  Account  Debtor,  Chattel Paper,  Commercial Tort Claims,
Commodity Accounts,  Commodity Contracts, Deposit Accounts, General Intangibles,
Goods,

Investment  Property,  Instruments,  Letter of  Credit  Rights,  Money,  Payment
Intangibles, Securities Accounts and Tangible Chattel Paper.

     1.2 Defined Terms.

     When used herein,  the following  capitalized terms shall have the meanings indicated, whether used in the singular or the plural:

     "Advance" means any portion of the outstanding Line of Credit Loans or Term
Loans by a Lender as to which one of the available interest rate options and, if pertinent,  an Interest  Period,  is  applicable.  An Advance may be a Base Rate
Advance or a LIBOR Rate Advance.

     "Affiliate" means any Person: (a) that directly or indirectly,  through one or more intermediaries, controls or is controlled by, or is under common control with, the Borrower;  (b) that directly or beneficially owns or holds ten percent
(10%) or more of any class of the  Borrower's  equity;  (c) ten percent (10%) or more of the equity  interest of which is owned directly or  beneficially or held by the Borrower; or (d) that is a member of the Borrower.

     "Agent"  has the  meaning  set forth in the  introduction  hereof and shall include any successor  agent which has been appointed in accordance with Section
12.7.

     "Agent's  Letter" means the letter  agreement  between the Borrower and the
Agent dated June 26, 2007.

     "Applicable Margin" means:

          (a) with respect to Line of Credit Loans, Swing Line Loans, LC Fees or
     Non-Use  Fees,  as the case may be, the rates per annum set forth below for the then applicable  "Borrowing Base Availability  Level" referenced in the first  column  below  (each being  called a  "Borrowing  Base  Availability
     Level"):

---------------------- -------------------------- -------------------------- --------------- ----------- -------------
     Borrowing                                        Base Rate Advance           LIBOR
       Base              Average Amount of           Line of Credit Loan        Rate Line
    Availability           Borrowing Base               and Swing Line          of Credit                  Non-Use
       Level                Availability                     Loans                Loan         LC Fees       Fee
---------------------- -------------------------- -------------------------- --------------- ----------- -------------
                       Greater than or equal to
Level 1                $150,000,000               0%                         1.25%           1.25%       0.375%
---------------------- -------------------------- -------------------------- --------------- ----------- -------------
                       Less than $150,000,000
                       but greater than or
Level 2                equal to $50,000,000       0%                         1.50%          1.50%       0.250%
---------------------- -------------------------- -------------------------- --------------- ----------- -------------
Level 3                Less than $50,000,000      0%                         1.75%           1.75%       0.250%
---------------------- -------------------------- -------------------------- --------------- ----------- -------------

     The initial Borrowing Base  Availability  Level shall be Level 2. The Agent will review each of the Borrower's  Borrowing Base Certificates to determine the daily average amount of Borrowing Base  Availability  during the period starting on  the  day  after  the  Borrowing  Base

National Beef Packing Company Credit Agreement                                 3

measurement date referenced in the Borrower's  immediately  preceding  Borrowing
Base Certificate and ending on the Borrowing Base measurement date referenced in the Borrower's  current Borrowing Base Certificate.  Any change in the Borrowing
Base  Availability will be effective five (5) days after receipt of the relevant
Borrowing Base Certificate;  provided, however, that if any Borrower's Borrowing
Base  Certificate is not delivered on a timely basis in accordance  with Section
9.1,  the  Agent  may,  at  its  option,  deem  the  Borrower's  Borrowing  Base
Availability  Level to be Level 3 until ten (10) Business Days after the Agent's receipt of such Borrowing Base Certificate; and

          (b) with  respect to Term  Loans,  the rates per annum set forth below for the then applicable  "Financial  Performance  Level"  referenced in the first column below (each being called a "Financial Performance Level"):

------------------------------- ---------------------------- ---------------------------- ----------------------------
          Financial                     Funded Debt to             Base Rate Advance
      Performance Level                  EBITDA Ratio                on Term Loan             LIBOR Rate Term Loan
------------------------------- ---------------------------- ---------------------------- ----------------------------
Level 1                         Greater  than or  equal  to             0.25%                        2.00%
                                3.50 to 1.00
------------------------------- ---------------------------- ---------------------------- ----------------------------
Level 2                         Less than 3.50 to 1.00                     0%                        1.75%
------------------------------- ---------------------------- ---------------------------- ----------------------------

     The initial  Financial  Performance  Level shall be Level 1. The Agent will review the Borrower's financial performance as of each fiscal quarter end, after its receipt of the Borrower's  financial  statements and compliance  certificate for the relevant fiscal quarter.  Any change in the Financial  Performance Level will be  effective  thirty (30) days after the  Borrower's  fiscal  quarter end;
provided,  however,  that if the Borrower's  financial statements and compliance certificate  for any fiscal  quarter are not  delivered to the Agent on a timely basis, the Agent may, at its option, deem the Borrower's  Financial  Performance
Level to be Level 1 until ten (10)  Business  Days after the Agent's  receipt of such financial statements and compliance certificate.

Notwithstanding the foregoing,  if at any time while any Commitment is in effect or any of the Liabilities  remain  outstanding,  any Borrowing Base Certificate, financial statement or compliance certificate delivered by the Borrower is shown to be inaccurate,  and such  inaccuracy,  if it had been corrected  prior to the
Borrower's  delivery,  would have caused the application of a higher  Applicable
Margin (as defined by the foregoing  paragraphs (a) and (b)) for any period than the Applicable Margin that was actually applied for such period, then (i) within five  Business Days of discovery or notice of discovery of such  inaccuracy  the
Borrower shall deliver to the Agent for  distribution to the Lenders a corrected
Borrowing Base Certificate, financial statement or compliance statement for such period,  (ii) the Applicable  Margin for such period shall be  recalculated  and applied as if the higher Applicable  Margin had originally been applicable,  and
(iii) within five Business Days of such  recalculation the Borrower shall pay to the Agent the  additional  amount of interest  and fees owed as a result of such higher  Applicable Margin for such period to the extent accrued through the last applicable payment date, and any subsequent  payments required to be made on any subsequent payment date shall be adjusted accordingly. Nothing contained in this paragraph  shall  limit or  otherwise  prejudice  any of the  other  rights  and remedies of the Agent or the Lenders under this Agreement.

National Beef Packing Company Credit Agreement                                 4

     "Application" has the meaning set forth in Section 2.2(b) hereof.

     "Assignee" has the meaning set forth in Section 13.23(a) hereof.

     "Assignment and  Acceptance" has the meaning set forth in Section  13.23(a)
hereof.

     "Attributable  Indebtedness"  means,  on any date,  (a) in  respect  of any capitalized  lease of any Person,  the  capitalized  amount  thereof  that would appear on such  Person's  balance  sheet  prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the  remaining  lease  payments  under the  relevant  lease that would appear on such  Person's  balance  sheet  prepared as of such date in accordance with GAAP if such lease were accounted for as a capitalized lease.

     "Available Amount" means, at any time, an amount equal to (a) the aggregate
Line  of  Credit  Loan  Commitments  minus  (b)  the  sum of (i)  the  aggregate outstanding  principal  amount of the Line of Credit  Loans,  (ii) the aggregate outstanding  amount of the LC  Obligations  and (iii) the aggregate  outstanding principal amount of all Swing Line Loans.

     "Base  Rate"  means the  greater of (a) the Prime  Rate or (b) the  Federal
Funds Rate plus one half of one percent (0.5%).

     "Base Rate  Advance"  means an Advance  with  respect to which the interest rate is determined by reference to the Base Rate.

     "Bill of Sale" means that certain Bill of Sale dated as of December 1, 2004
from  the  Borrower  to  the  City  together   with  any  and  all   amendments,
modifications, supplements, renewals or restatements thereof.

     "Bond Documents" means,  collectively,  the Indenture,  the Bonds, the Bond
Purchase  Agreement,  the Deed,  the Bill of Sale,  the  Payment  in Lieu of Tax
Agreement and the Lease.

     "Bond Pledge  Agreement"  means that certain  Bond Pledge  Agreement  dated
December 29, 2004,  executed by the Borrower in favor of the Agent,  and any and all amendments, modifications, supplements, renewals or restatements thereof.

     "Bond Purchase  Agreement" means that certain Bond Purchase Agreement dated as of December 1, 2004 between the City and the Borrower,  together with any and all amendments, modifications, supplements, renewals or restatements thereof.

     "Bonds"  means the  Industrial  Development  Revenue Bonds  (National  Beef
Packing Company, LLC Project), Series 2004, issued by the City.

     "Borrower" has the meaning set forth in the introduction hereof.

     "Borrowing  Base" means an amount  determined as of the most recent date of the Borrowing Base Certificate delivered pursuant to Section 9.1 and computed as set forth in Exhibit 1B.

National Beef Packing Company Credit Agreement                                 5

     "Borrowing Base  Availability"  means, at any time, an amount (if positive)
equal  to (a)  the  Borrowing  Base  minus  (b)  the  sum of (i)  the  aggregate outstanding  principal  amount of the Line of Credit  Loans,  (ii) the aggregate outstanding  amount of the LC  Obligations  and (iii) the aggregate  outstanding principal amount of the Swing Line Loans.

     "Borrowing  Base  Availability  Level"  has the  meaning  set  forth in the definition of Applicable Margin.

     "Borrowing Base Certificate"  means a certificate in substantially the form of Exhibit 1C,  signed as  indicated  thereon,  setting  forth the amount of the
Borrower's Borrowing Base.

     "Borrowing  Base  Deficiency"  means,  at any time, the amount,  if any, by which (a) the sum of (i) the aggregate  outstanding principal amount of the Line of Credit Loans, (ii) the aggregate outstanding amount of the LC Obligations and
(iii) the aggregate outstanding principal amount of the Swing Line Loans exceeds
(b) the Borrowing Base.

     "Brawley  Beef" means Brawley  Beef,  LLC, a California  limited  liability company.

     "Brawley  Beef  Acquisition   Documents"  means,   collectively,   (a)  the
Contribution Agreement and all disclosure schedules related thereto, and (b) the
documents,   instruments  and  agreements  referenced  in  Section  4.2  of  the
Contribution Agreement.

     "Business Day" means any day of the year,  other than a Saturday or Sunday, on which  commercial  banks in New York,  New York and Denver,  Colorado are not required  or  authorized  to close  and,  if such day  relates to any LIBOR Rate
Advance,  a day on which dealing in Dollar  deposits is occurring among banks in the London interbank market.

     "Cash Equivalent Investments" means, at any time:

          (a) any  evidence  of  Indebtedness,  maturing  not more than one year after such time, issued or guaranteed by the United States Treasury;

          (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by

               (i) a  corporation  (other  than an  Affiliate  of the  Borrower)
          organized  under the laws of any state of the United  States or of the
          District  of  Columbia  and  rated  A-l by  Standard  & Poor's  Rating
          Services,  a division  of The McGraw  Hill  Companies,  Inc. or P-l by
          Moody's Investors Service, or

               (ii) any Lender (or its holding company);

          (c) any  certificate of deposit or banker's  acceptance,  maturing not more than one year after such time, which is issued by either

               (i) a  commercial  banking  institution  that is a member  of the
          Federal  Reserve  System and has a combined  capital  and  surplus and undivided  profits of not less than  $500,000,000  (or the  equivalent thereof in any other currency), or

National Beef Packing Company Credit Agreement                                 6

               (ii) any Lender; or

          (d) any  repurchase  agreement  entered  into with any Lender or other commercial banking  institution of the stature referred to in clause (c)(i)
     which

               (i) is  secured by a fully  perfected  security  interest  in any obligation  of the type  described  in any of clauses (a) through (c);
          and

               (ii) has a market value at the time such repurchase  agreement is entered  into of not less than 100% of the  repurchase  obligation  of such Lender or other commercial banking institution thereunder.

     "City"  means  the City of Dodge  City,  Kansas,  a  municipal  corporation organized under the law of the State of Kansas.

     "Closing Date" means the date of this Agreement.

     "CoBank" has the meaning set forth in the introduction hereof.

     "Code" has the meaning set forth in Section 1.1 hereof.

     "Collateral" means all real and personal property in which, pursuant to the terms of the respective Security Documents, the Borrower or any third Person has granted to the Agent a security  interest  or  assigned  to the Agent its right, title and  interest  to secure the  Liabilities;  provided,  however,  that with respect to any of the Security  Documents  executed  and/or  delivered after the date of this  Agreement,  such property shall not become  Collateral  until such
Security  Document has been  executed and  delivered to the Agent.  The Borrower acknowledges and agrees that all of its right,  title and interest in and to the
Brawley Beef Acquisition Documents, the Intercompany Financing Documents and its
limited  partnership  interests in NBC constitute  collateral under the Security
Documents.

     "Collateral  Accounts" means Deposit Accounts established and maintained in accordance with Section 2.6 of the Security Agreement.

     "Commitment" means, as to any Lender, such Lender's (a) Line of Credit Loan
Commitment, (b) obligation to purchase participations in LC Obligations,  and/or
(c)  obligation  to purchase  participations  in Swing Line  Loans,  and, as the context requires  "Commitments" shall mean,  collectively,  such Commitments for all the Lenders.

     "Contribution Agreement" means that certain Contribution Agreement dated as of May 19, 2006, by and between Brawley Beef, LLC, National Beef California, LP, and National Beef Packing Company, LLC as guarantor.

     "Deed" means that certain Kansas Special Warranty Deed dated as of December
1, 2004 from the  Borrower to the City,  together  with any and all  amendments, modifications, supplements, renewals or restatements thereof.

National Beef Packing Company Credit Agreement                                 7

     "Default" means the occurrence or existence of: (a) an event which, through the passage of time or the service of notice or both,  would (assuming no action is taken by the  Borrower  or any other  Person to cure the same)  mature into a
Matured Default;  or (b) an event which requires neither the passage of time nor the service of notice to mature into a Matured Default.

     "Default Rate" has the meaning set forth in Section 3.1(c) hereof.

     "Dodge City  Facilities"  means the beef processing  facilities  located in
Dodge City, Kansas, as further described in the Kansas Mortgage.

     "Dollars" and "$" mean lawful currency of the United States of America.

     "EBITDA"  means,  for any period of  determination,  the  consolidated  net income of the Borrower  before  provision  for income  taxes,  interest  expense
(including without limitation, implicit interest expense on capitalized leases), depreciation,  amortization and other noncash expenses or charges, excluding (to the extent  otherwise  included):  (a)  nonoperating  gains  (including  without limitation,  extraordinary or nonrecurring  gains, gains from  discontinuance of operations  and gains  arising from the sale of assets  other than  Inventory or property,  plant and equipment)  during the applicable  period;  and (b) similar nonoperating  losses during such period.  Payments made under the Water Services
Agreement shall be treated as operating expenses for the purposes of calculating
EBITDA.

     "Effective  Date"  means the  "Effective  Date" as defined in the  Existing
Credit Agreement.

     "Eligible  Accounts"  means  Accounts  which  the Agent  determines  in the exercise of the Agent's reasonable  discretion are eligible for inclusion in the
Borrowing Base at any  particular  time.  Without  limiting the Agent's right to determine  that  Accounts  do not  constitute  Eligible  Accounts,  but  without duplication,  the following  Accounts  shall not be Eligible  Accounts:  (a) all
Accounts  which are at that time unpaid for a period  exceeding  twenty one (21)
days after the original  invoice date of the original  invoice related  thereto, except for  Accounts  which are covered by a letter of credit;  (b) all Accounts owing  by an  Account  Debtor  if more  than  twenty-five  percent  (25%) of the
Accounts  owing by such  Account  Debtor  are at that time  unpaid  for a period exceeding that allowed by the preceding clause,  except, in each case,  Accounts which  are  covered  by a  letter  of  credit  in  amount,  form  and  substance satisfactory  to,  and from an issuer  acceptable  to the  Agent;  (c)(i)  those
Accounts,  except  Accounts  owing from the  Account  Debtors  listed on Exhibit
3A(i), of an Account Debtor,  the aggregate face amount of which is in excess of five percent (5%) of the aggregate  face amount of all Eligible  Accounts of all
Account  Debtors  (prior to  eliminations  based on  concentration),  (ii) those
Accounts of an Account Debtor listed on Exhibit 3A(i), the aggregate face amount of which is in excess of ten percent (10%) of the  aggregate  face amount of all
Eligible  Accounts  of all  Account  Debtors  (prior  to  eliminations  based on concentration),  and (iii) those  Accounts of Wal-Mart  and  Affiliates  thereof
(Sam's Club,  etc.),  the aggregate face amount of which is in excess of fifteen percent  (15%) of the  aggregate  face  amount of all  Eligible  Accounts of all
Account Debtors (prior to eliminations based on concentration), but in each case only to the  extent of such  excess;  (d) those  Accounts  owing from the United
States or any department,  agency or instrumentality thereof unless the Borrower shall have complied with the Assignment of Claims Act to the satisfaction of the

National Beef Packing Company Credit Agreement                                 8

Agent;  (e) Accounts  which arise out of  transactions  with  Affiliates  of the
Borrower,  except  Accounts owing from Beef  Products,  Inc. up to the aggregate face amount of $4,000,000;  (f) Accounts, except Accounts owing from the Account
Debtors listed on Exhibit 3A(i),  of an Account Debtor that are located  outside the United States, unless such Accounts are covered by a letter of credit issued or confirmed by a bank acceptable to the Agent; (g) Accounts which are or may be subject to rights of setoff or counterclaim by the Account Debtor (to the extent of the amount of such setoff or  counterclaim);  (h) Accounts in which the Agent does not, for any reason, have a first priority perfected security interest; and
(i) Accounts which in the Agent's opinion may be subject to liens or conflicting claims of ownership,  whether such liens or  conflicting  claims are asserted or could be  asserted  by any Person  except for  statutory  liens or  encumbrances permitted by Section 10.1(a),  (b) and (d). With regard to Accounts  included in the Borrowing Base by the Borrower in good faith, a  determination  by the Agent that such Accounts are not Eligible  Accounts in  accordance  with the foregoing shall be effective on the third  Business Day after notice  thereof by the Agent to the Borrower in accordance with Section 13.18.

     "Eligible  Inventory"  means  Inventory  which the Agent  determines in the exercise of the Agent's  reasonable  discretion is eligible for inclusion in the
Borrowing Base at any  particular  time.  Without  limiting the Agent's right to determine that Inventory does not  constitute  Eligible  Inventory,  but without duplication,  the  following  Inventory  shall not be  Eligible  Inventory:  (a)
Inventory  deemed to be  out-of-condition  or  otherwise  unmerchantable  by the
United States Department of Agriculture,  any state's Department of Agriculture, or any  other  Governmental  Authority  having  regulatory  authority  over  the
Borrower or any of the Borrower's assets or activities;  (b) Inventory for which a  prepayment  has been  received;  (c)  Inventory  in the  possession  of third parties,  unless it is  Inventory:  (i) at a location  shown on Exhibit  3B, for which the Agent has received a bailee letter  satisfactory to the Agent, or (ii)
covered by negotiable warehouse receipts or negotiable bills of lading issued by either:  (A) a warehouseman  licensed and bonded by the United States Department of Agriculture  or any state's  Department of  Agriculture,  or (B) a recognized carrier  having an office in the  United  States  and in a  financial  condition reasonably  acceptable to the Agent, which receipts or bills of lading designate the Agent directly or by endorsement as the only Person to which or to the order of which the warehouseman or carrier is legally obligated to deliver such Goods;
(d) Inventory in which the Agent does not, for any reason, have a first priority perfected security interest;  and (e) Inventory which in the Agent's opinion may be subject to liens or  conflicting  claims of ownership,  whether such liens or conflicting  claims are  asserted or could be asserted by any Person  except for statutory liens or encumbrances  permitted by Section 10.1(a), (b) and (d). With regard to  Inventory  included  in the  Borrowing  Base by the  Borrower in good faith,  a  determination  by the  Agent  that  such  Inventory  is not  Eligible
Inventory  in  accordance  with the  foregoing  shall be  effective on the third
Business  Day after notice  thereof by the Agent to the  Borrower in  accordance with Section 13.18.

     "Environmental Laws" has the meaning set forth in Section 7.9 hereof.

     "Equipment"  means  any and all  Goods,  other  than  Inventory  (including without limitation,  equipment,  machinery, motor vehicles,  implements,  tools, parts and  accessories)  which are at any time owned by the  Borrower,  together with any and all accessions,  parts and  appurtenances and any other "equipment"
(as defined in the Code).

National Beef Packing Company Credit Agreement                                 9

     "Equity  Distribution" means any dividend or other distribution (whether in cash,  securities or other property) with respect to any membership  interest or other  equity  interest  in the  Borrower,  or any  payment  (whether  in  cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption,  retirement,  acquisition,  cancellation or termination  of any such  membership or other equity  interest or of any option, warrant or other right to acquire any such membership or other equity interest.

     "ERISA"  means the Employee  Retirement  Income  Security  Act of 1974,  as
amended  and in effect at any  time,  and all  rules,  regulations  and  rulings thereof  issued by the  Internal  Revenue  Service  or the  Department  of Labor
thereunder.

     "ERISA Affiliate" means any trade or business (whether or not incorporated)
under common  control with the Borrower  within the meaning of Section 414(b) or
(c) of the  IRC  (and  Sections  414(m)  and  (o) of the  IRC  for  purposes  of provisions relating to Section 412 of the IRC).

     "ERISA Event" means (a) a Reportable  Event with respect to a Pension Plan;
(b) a  withdrawal  by the  Borrower or any ERISA  Affiliate  from a Pension Plan subject  to  Section  4063  of  ERISA  during  a plan  year  in  which  it was a substantial  employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of  operations  that is treated as such a withdrawal  under  Section  4062(e) of
ERISA;  (c) a  complete  or  partial  withdrawal  by the  Borrower  or any ERISA
Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in  reorganization;  (d) the  filing of a notice of  intent  to  terminate,  the treatment of a Plan  amendment as a termination  under Sections 4041 or 4041A of
ERISA,  or the  commencement  of  proceedings by the PBGC to terminate a Pension
Plan or Multiemployer  Plan; (e) an event or condition which might reasonably be expected to constitute  grounds under Section 4042 of ERISA for the  termination of,  or the  appointment  of a  trustee  to  administer,  any  Pension  Plan  or
Multiemployer  Plan; or (f) the  imposition  of any liability  under Title IV of
ERISA,  other than PBGC  premiums due but not  delinquent  under Section 4007 of
ERISA, upon the Borrower or any ERISA Affiliate.

     "Excess" has the meaning set forth in Section 13.19 hereof.

     "Excess  Debt  Proceeds"  means,  during any period of  determination,  the
Borrower's  net cash proceeds from the incurrence of  Indebtedness  for borrowed money,  except for  Indebtedness  incurred under this Agreement and Indebtedness permitted under Section 10.4(d), (e), and (f).

     "Excess  Disposition  Proceeds"  means,  during any  rolling  twelve  month period,  the Borrower's net cash proceeds,  including  insurance or condemnation proceeds,  from the sale or other  disposition or loss of assets (other than the sale of  Inventory in the  ordinary  course of business or the casualty  loss of
Inventory),  which is not used by the Borrower for the replacement of the assets sold,  disposed of or lost or not used for the  acquisition of other assets with similar  business  utility,  in excess of $100,000 in the aggregate  during said period.

     "Excess Equity Proceeds"  means,  during any period of  determination,  the
Borrower's  net cash  proceeds  from the sale or issuance of stock,  membership, partnership or other equity

National Beef Packing Company Credit Agreement                                10

interests  (or  warrants  or  other   options   therefor),   including   capital
contributions in respect of any such interests previously issued.

     "Existing  Credit  Agreement"  has the  meaning  set forth in the  recitals hereof.

     "Existing Financing Documents" means the "Financing Documents" under and as defined in the Existing Credit Agreement.

     "Existing  Liabilities" means the "Liabilities" under and as defined in the
Existing Credit Agreement.

     "Existing  Line of Credit  Notes"  means  the Line of  Credit  Notes of the
Borrower delivered to the Existing Lenders under the Existing Credit Agreement.

     "Existing Term Notes" means the Term Notes of the Borrower delivered to the
Existing Lenders under the Existing Credit Agreement.

     "Farm  Credit  System  Participant"  has the  meaning  set forth in Section
13.23(e) hereof.

     "Farm Products" means all of the Borrower's  harvested or unharvested crops of all  types  and  descriptions,  whether  annual  or  perennial  and all other personal  property  of the  Borrower  used or for use in  farming  or  livestock operations,  including without limitation, native grass, grain, harvested crops, feed, feed additives,  feed  ingredients,  feed  supplements,  fertilizer,  hay, silage, supplies (including without limitation,  veterinary supplies and related
Goods), livestock (including without limitation, the offspring of such livestock and  livestock in  gestation)  and any other "farm  products" (as defined in the
Code).

     "Federal  Funds Rate"  means,  for any day,  the rate of interest per annum
(rounded upward,  if necessary,  to the nearest whole multiple of 1/100th of 1%)
equal  to  the  weighted  average  of  the  rates  on  overnight  federal  funds transactions  with  members of the Federal  Reserve  System  arranged by federal funds brokers on such day, as published by the Federal  Reserve Bank of New York on such day, or if no such rate is so  published on such day, on the most recent day preceding such day on which such rate is so published.

     "Feeder Deposits" has the meaning set forth in Section 10.19 hereof.

     "Financial  Performance  Level" has the meaning set forth in the definition of Applicable Margin.

     "Financing Documents" means this Agreement,  the Notes, the Agent's Letter, all  Security  Documents,  and  all  documents,  instruments,  certificates  and agreements at any time executed or delivered by the Borrower to any of the Agent or any one or more of the Lenders  pursuant to or in connection  with any of the foregoing,  and any and all amendments,  modifications,  supplements,  renewals, extensions,  increases and  rearrangements of, and substitutions for, any of the foregoing.

     "First Amendment Closing Date" means March 21, 2007.

National Beef Packing Company Credit Agreement                                11

     "Fiscal Year" means the Borrower's  Fiscal Year,  which shall be the twelve month period  ending on the last  Saturday in August each year;  references to a
Fiscal Year with a number  corresponding to any calendar year (e.g., the "Fiscal
Year 2007")  refer to the Fiscal  Year ending on the last  Saturday in August of such calendar year.

     "Fixed Charge  Coverage  Ratio" means, as of the end of any fiscal quarter, the ratio of

          (a) EBITDA during the four consecutive fiscal quarters then ended less
     Net Capital Expenditures during such four fiscal quarter period to

          (b) the aggregate amount of all scheduled payments of principal of and interest on Funded Debt during such four fiscal  quarter period plus Equity
     Distributions made by the Borrower during such four fiscal quarter period.

     "Funded Debt" means,  for any date of  determination,  the then outstanding
principal  amount  of  all  of  the  Borrower's  consolidated   interest-bearing
Indebtedness  (including without  limitation,  capitalized leases) plus the then
undrawn  amount  of  all  outstanding   letters  of  credit  (including  without
limitation,  the LCs); provided,  however, that (i) LCs or indemnity obligations issued to support other Indebtedness shall not be included in Funded Debt to the extent that such other  Indebtedness  is, itself,  included in Funded Debt; (ii)
the  Borrower's  Indebtedness  under the Water Services  Agreement  shall not be included in Funded Debt;  (iii) the Borrower's  Class A, B or C Units subject to redemption  rights shall not be included in Funded Debt; and (iv) the Borrower's obligations  under deferred  compensation  plans shall not be included in Funded
Debt.

     "Funded Debt to EBITDA Ratio"  means,  for any date of  determination,  the ratio of: (a)  Funded  Debt as of such  date,  over (b)  EBITDA  during the four consecutive fiscal quarters most recently preceding such date.

     "GAAP" means  generally  accepted  accounting  principles  set forth in the opinions and  pronouncements of the Accounting  Principles Board of the American
Institute of Certified Public  Accountants and statements and  pronouncements of the Financial  Accounting  Standards  Board, or in such other statements by such other entity as may be in general use by significant  segments of the accounting profession,  which  are  applicable  to  the  circumstances  as of the  date  of determination.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive,  legislative, judicial, regulatory or administrative functions of or pertaining to government,
including  without   limitation,   any  arbitration  panel,  any  court  or  any
commission.

     "Governmental   Requirement"   means  any  material  law,  statute,   code,
ordinance,  order, rule, regulation,  judgment, decree,  injunction,  franchise, permit, certificate, license, authorization or other directive or requirement of any federal, state, county, municipal,  parish, provincial or other Governmental
Authority  or any  department,  commission,  board,  court,  agency or any other instrumentality of any of them.

     "Guaranty  Obligation"  means,  as to any Person,  any (a) any  obligation, contingent  or  otherwise,  of such Person  guarantying  or having the  economic effect  of  guaranteeing  any

National Beef Packing Company Credit Agreement                                12

Indebtedness or other  obligation  payable or performable by another Person (the
"primary obligor") in any manner, whether directly or indirectly,  and including any  obligation of such Person,  direct or indirect,  (i) to purchase or pay (or advance or supply  funds for the  purchase or payment of) such  Indebtedness  or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring  the  obligee in respect of such  Indebtedness  or other obligation  of  the  payment  or  performance  of  such  Indebtedness  or  other obligation,  (iii) to  maintain  working  capital,  equity  capital or any other financial  statement  condition  or  liquidity  of the primary  obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv)
entered  into for the purpose of assuring  in any other  manner the  obligees in respect of such  Indebtedness or other  obligation of the payment or performance thereof or to protect such obligees against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other  obligation of any other Person,  whether or not such  Indebtedness  or other  obligation is assumed by such Person;  provided,  however,  that the term
"Guaranty  Obligation" shall not include endorsements of instruments for deposit or  collection  in the ordinary  course of business.  The amount of any Guaranty
Obligation  shall be deemed to be an amount equal to the stated or  determinable amount of the related  primary  obligation,  or portion  thereof,  in respect of which such Guaranty  Obligation is made or, if not stated or  determinable,  the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.

     "Highest  Lawful  Rate" means,  with  respect to each  Lender,  the maximum nonusurious  interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved,  charged, or received with respect to the Notes or on other amounts,  if any,  payable to such Lender pursuant to this Agreement or any other Financing Document,  under laws applicable to such Lender which are presently in effect,  or, to the extent  allowed by law,  under such  applicable laws  which  may  hereafter  be in  effect  and  which  allow a  higher  maximum nonusurious interest rate than applicable laws now allow.

     "Holding Account" means a deposit account belonging to the Agent into which the Borrower may be required to make deposits pursuant to the provisions of this
Agreement,  such account to be under the sole  dominion and control of the Agent and not subject to withdrawal by the  Borrower,  with any amounts  therein to be held for application  toward payment of any outstanding LCs when drawn upon. The
Holding  Account  shall  be  a  money  market  savings  account  or  substantial equivalent (or other appropriate investment medium as the Borrower may from time to time  request  and to  which  the  Agent in its sole  discretion  shall  have consented)  and shall  bear  interest  in  accordance  with the terms of similar accounts held by the Agent for its customers.

     "Indebtedness"   shall  mean  with   respect  to  any  Person  and  without
duplication:

          (a) All  obligations  of such Person for  borrowed  money  (including, without  limitation,  all notes  payable and drafts  accepted  representing extensions  of credit,  all  obligations  evidenced  by credit  agreements, bonds,  debentures,  notes or other similar instruments and all obligations upon which interest charges are customarily paid);

National Beef Packing Company Credit Agreement                                13

          (b) any direct or contingent  obligations of such Person arising under letters of credit (including standby and commercial), banker's acceptances, bank guaranties, surety bonds and similar instruments;

          (c) whether or not so included as liabilities in accordance with GAAP, all  obligations  of such  Person  to pay the  deferred  purchase  price of property or services  (other than trade  accounts  payable  incurred in the ordinary course of the Borrower's  business),  and indebtedness  (excluding prepaid interest thereon and excluding  operating leases) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising  under  conditional  sales or other  title  retention  agreements), whether or not such indebtedness  shall have been assumed by such Person or is limited in recourse;

          (d) capitalized leases and Synthetic Lease Obligations;

          (e) net obligations  under any Swap Contract in an amount equal to (i)
     if such Swap Contract has been closed out, the  termination  value thereof, or (ii) if such Swap  Contract has not been closed out, the  mark-to-market value  thereof  determined  on the basis of  readily  available  quotations provided by any recognized dealer in such Swap Contract; and

          (f) all Guaranty  Obligations  of such Person in respect of any of the foregoing.

     For all purposes  hereof,  the Indebtedness of any Person shall include the
Indebtedness  of any  partnership  or joint  venture in which  such  Person is a general partner or a joint venturer,  unless such Indebtedness is expressly made non-recourse  to such Person except for customary  exceptions  acceptable to the
Required  Lenders.  The  amount  of any  capitalized  lease or  Synthetic  Lease
Obligation  as of any date  shall be  deemed to be the  amount  of  Attributable
Indebtedness in respect thereof as of such date.

     "Indemnified Amounts" has the meaning set forth in Section 13.5(b) hereof.

     "Indemnitee" has the meaning set forth in Section 13.5(b) hereof.

     "Indenture" means that certain Trust Indenture dated as of December 1, 2004 between the City and Commerce Bank. N.A., as trustee,  together with any and all amendments, modifications, supplements, renewals or restatements thereof.

     "Insurance Reserve" means a collateral reserve against casualty losses that would not be  covered by  insurance  as a result of the  self-insured  retention deductible provision in the Borrower's property insurance (i) in an amount equal to $10,000,000 when the self-insured  retention  deductible under the Borrower's property insurance procured in accordance with Section 9.5 exceeds  $15,000,000;
(ii) in an amount equal to $5,000,000 when the self-insured retention deductible under the Borrower's  property insurance procured in accordance with Section 9.5 exceeds  $10,000,000 but is less than or equal to  $15,000,000;  and (iii) in an amount  equal  to $0  when  the  self-insured  retention  deductible  under  the
Borrower's  property  insurance  procured in accordance with Section 9.5 is less than or equal to $10,000,000.

National Beef Packing Company Credit Agreement                                14

     "Intercompany  Financing  Documents" means: (a) the Loan Agreement dated as of May 30, 2006,  by and between the Borrower  and NBC (the  "Intercompany  Loan
Agreement"),  (b) the Security  Agreement  dated as of May 30,  2006,  by NBC in favor of the Borrower,  (c) the Trademark  License Agreement between NBC and the
Borrower  dated as of May 30, 2006,  (d) the Deed of Trust,  Assignment of Rents
and Leases, Security Agreement and Fixture Filing from NBC to the Borrower dated as of  May  30,  2006,  (e)  the  Note  (as  defined  in the  Intercompany  Loan
Agreement),  (f)  the  Security  Agreement  (Security  Interest  in  Partnership
Interests)  by NCI in favor of the Borrower  dated as of May 30,  2006,  (g) the loan  agreement  dated as of August 6, 2003,  between  NCI,  NCI Leasing and the
Borrower's  predecessor  in  interest,  (h) the security  agreement  dated as of
August 6, 2003,  between  NCI,  NCI Leasing and the  Borrower's  predecessor  in interest,  (i) the note dated as of August 6, 2003,  from NCI and NCI Leasing to the Borrower's  predecessor in interest,  (j) the Trademark  Security  Agreement dated as of  August  6,  2003,  between  NCI,  NCI  Leasing  and the  Borrower's predecessor  in interest,  (k) the loan  agreement  dated as of May 29, 1998, as amended by the loan extension  agreement dated as of May 31, 2001 and the second amendment  dated as of August  21,  2001  between  KC Steak  and the  Borrower's predecessor  in interest,  (l) the first amended and rested  security  agreement dated as of August 29, 2001, between KC Steak and the Borrower's  predecessor in interest,  (m) the amended and restated  note dated as of May 30, 2006,  from KC
Steak to the  Borrower,  and any and all other  agreements,  chattel  mortgages, security agreements,  pledges, guaranties,  assignments of proceeds, assignments
of  contract  rights,  assignments  of  partnership  interest,   assignments  of
performance  or other  collateral  assignments,  trademark  license  agreements, completion  or  surety  bonds,  standby  agreements,  subordination  agreements, undertakings and other similar documents, agreements,  instruments and financing statements  at any  time  executed  and  delivered  by  any  of  the  Borrower's
Subsidiaries  or a third  Person in  connection  with,  or as  security  for the payment or  performance  of, any  agreements or documents  that may from time to time incur,  evidence, or govern indebtedness that any Subsidiary owes from time to time directly or indirectly to the Borrower, as the foregoing may be amended, supplemented  or otherwise  modified from time to time in  accordance  with this
Agreement.

     "Interest  Period" means: the period of time for which the LIBOR Rate shall be in effect as to any LIBOR Rate Advance and which shall be a one,  two,  three or six month period of time,  commencing  with the borrowing  date of such LIBOR
Rate  Advance  or the  expiration  date of the  immediately  preceding  Interest
Period,  as the case may be,  applicable to and ending on the effective  date of any rate change or rate continuation made as provided herein as the Borrower may specify in a notice of borrowing or a notice of interest  conversion;  provided, however,  all interest periods for all LIBOR Rate Advances outstanding under the
Existing  Credit  Agreement as of the  Restatement  Date shall be deemed to have ended on the day  immediately  preceding  the  Restatement  Date;  and  provided further that: (a) any Interest  Period which would  otherwise end on a day which is not a Business  Day shall be extended  to the next  succeeding  Business  Day unless such  Business Day falls in another  calendar  month,  in which case such
Interest  Period shall end on the next  preceding  Business Day, (b) no Interest
Period  applicable  to a Line of Credit Loan shall extend  beyond the  scheduled
Maturity Date  applicable to the Line of Credit Loan; (c) no Interest Period for
a Term Advance  shall extend  beyond the Maturity  Date  applicable  to the Term
Loan;  (d) there  shall be no more than five  Interest  Periods  for LIBOR  Rate
Advances  outstanding  at any one time under the Line of  Credit;  and (e) there shall be no more than five  Interest  Periods for LIBOR Rate Advances at any one time under the Term Loan.

National Beef Packing Company Credit Agreement                                15

     "Inventory"  means any and all  Goods  which  shall at any time  constitute
"inventory" (as defined in the Code) or Farm Products of the Borrower,  wherever located  (including  without  limitation,  Goods  in  transit  and  Goods in the possession  of third  parties),  or which  from  time to time are held for sale, lease or consumption in the Borrower's business, furnished under any contract of service  or held  as raw  materials,  work in  process,  finished  inventory  or supplies (including without limitation, packaging and/or shipping materials).

     "IRC" means the Internal  Revenue Code of 1986, as amended,  as at any time in effect,  together  with all  regulations  and rulings  thereof or  thereunder issued by the Internal Revenue Service.

     "Issuer" means CoBank or Rabobank, as issuers of LCs.

     "Kansas  Mortgage" means the Amended and Restated  Mortgage,  Assignment of
Rents and Leases, Security Agreement and Fixture Filing between the Borrower and the  Agent,  dated  December  29,  2004,  together  with  any  and  all  further amendments, modifications, supplements, renewals or restatements thereof.

     "KC Steak"  means  Kansas  City  Steak  Company,  LLC,  a Missouri  limited liability company.

     "LC" means a documentary, direct pay or standby letter of credit issued for the account of the Borrower pursuant to Section 2.2,  including any "LCs" issued under (and as defined in) the Existing Credit Agreement.

     "LC Fee" has the meaning set forth in Section 6.2 hereof.

     "LC Obligations"  means, at any time, an amount equal to the sum of (a) the aggregate  undrawn  and  unexpired  amount of the  outstanding  LCs plus (b) the aggregate  amount of  drawings  under LCs  which  have not then been  reimbursed pursuant to Section 2.2(f).

     "Lease"  means that certain  Lease dated as of December 1, 2004 between the
City and the  Borrower,  together  with any and all  amendments,  modifications, supplements, renewals or restatements thereof.

     "Lenders" has the meaning set forth in the introduction hereof.

     "Liabilities"  means any and all liabilities,  obligations and indebtedness of the Borrower to the Agent, the Lenders,  the Swing Line Lender,  the Issuers,
the Swap Parties and/or the Indemnitees of any and every kind and nature, at any time owing, arising, due or payable and howsoever evidenced,  created, incurred, acquired or owing, primary,  secondary,  direct, contingent,  fixed or otherwise
(including without limitation, LC Obligations,  the Borrower's obligations under any  Swap  Contracts  with  Swap  Parties,  fees,  charges  and  obligations  of performance)  arising  or  existing  under  this  Agreement  or any of the other
Financing  Documents or by operation of law relating to this Agreement or any of the other Financing Documents.

     "LIBOR Rate" means,  with respect to each day during each  Interest  Period applicable to a LIBOR Rate Advance,  the one, two, three or six month LIBOR rate quoted by the Agent from

National Beef Packing Company Credit Agreement                                16

Telerate  Page 3750 or any successor  thereto  (which shall be the LIBOR rate in effect two  Business  Days prior to such LIBOR Rate  Advance)  rounded up to the nearest one hundredth of one percent.

     "LIBOR Rate  Advance"  means an Advance  with respect to which the interest rate is determined by reference to the LIBOR Rate.

     "Lien"  means any  mortgage,  pledge,  hypothecation,  assignment,  deposit arrangement,  encumbrance,  lien  (statutory or other),  charge,  or preference, priority or other security  interest or preferential  arrangement of any kind or nature  whatsoever  (including  any  conditional  sale or other title  retention agreement,  any financing lease having substantially the same economic effect as any of the foregoing,  and the filing of any financing  statement under the Code or comparable laws of any  jurisdiction),  including the interest of a purchaser of accounts.

     "Line of Credit Loan" has the meaning set forth in Section 2.1.1 hereof.

     "Line of Credit  Loan  Commitment"  means as to any Lender,  such  Lender's obligation  to make  Line of  Credit  Loans  up to its Pro  Rata  Percentage  of
$200,000,000,  as set forth  opposite such Lender's name under the heading "Line
of  Credit  Loan   Commitments"  on  Exhibit  1A,  subject  to  Assignments  and
Acceptances executed and delivered in accordance with Section 13.23, and as such amount may be reduced or terminated from time to time pursuant to Section 4.5 or
11.1 or as such amount may be increased  pursuant to Section 13.29; and "Line of
Credit  Loan  Commitments"  means,   collectively,   the  Line  of  Credit  Loan
Commitments for all the Lenders.

     "Line of Credit Notes" has the meaning set forth in Section 2.1.1 hereof.

     "Loan" means each Line of Credit Loan and each Term Loan;  however,  unless particularly  specified in the relevant  text,  the term "Loan" does not include
Swing Line Loans.

     "Loan Account" has the meaning set forth in Section 2.1.5(d) hereof.

     "Loan  Date"  means the date of the  making  of any Line of Credit  Loan or
Swing Line Loan hereunder.

     "Margin  Accounts"  means,  collectively,  all  Commodity  Accounts and all
Commodity Contracts credited thereto.

     "Matured  Default"  means the occurrence or existence of any one or more of the following  events:  (a) the Borrower  fails to pay any principal or interest pursuant  to any of the  Financing  Documents  at the  time  such  principal  or interest  becomes due or is declared  due; (b) the Borrower  fails to pay any of the  Liabilities  (other than principal and interest) on or before ten (10) days after such Liabilities become due or are declared due; (c) the Borrower fails or neglects to perform, keep or observe any of the covenants,  conditions, promises or  agreements  contained  in  Sections  2.2(a),  10.1,  10.2  or  10.4  of this
Agreement; (d) the Borrower fails or neglects to perform, keep or observe any of the covenants, conditions, promises or agreements contained in this Agreement or in any of the other Financing Documents (other than those covenants, conditions, promises and  agreements  referred to or covered in (a), (b) or (c) above),

National Beef Packing Company Credit Agreement                                17

and such failure  continues for more than thirty (30) days after such failure or neglect  first occurs,  provided  that such grace period shall not apply,  and a
Matured  Default  shall be deemed to have occurred and to exist  immediately  if such  failure or neglect is  material  and may not,  in the  Agent's  reasonable determination,  be cured by the  Borrower  during  such  thirty  (30) day  grace period;  (e) the  Borrower  directly  or  indirectly  contests in any manner the validity,  binding nature, or enforceability of any Financing Document,  or, any
Lien securing any Liabilities;  (f) any of the Borrower's  Subsidiaries directly
or  indirectly  contests  in  any  manner  the  validity,   binding  nature,  or
enforceability of any of the Intercompany  Financing Documents or the assignment thereof to the Agent; (g) any warranty or  representation at any time made by or on behalf of either the Borrower or NBC in connection with this Agreement or any of the other Financing Documents is untrue or incorrect in any material respect, or any schedule,  certificate,  statement,  report,  financial data,  notice, or writing  furnished  at any time by or on behalf of either the Borrower or NBC to the Agent or the Lenders is untrue or incorrect  in any material  respect on the date as of which the facts set forth  therein  are  stated or  certified;  (h) a judgment in excess of $3,000,000 is rendered  against either the Borrower or NBC and  such  judgment  remains  unsatisfied  or  undischarged  and in  effect  for forty-five  (45)  consecutive  days without a stay of  enforcement or execution, provided  that this clause  shall not apply to any judgment for which either the
Borrower or NBC is fully  insured  subject  only to a deductible  not  exceeding
$500,000,  and with  respect to which the  insurer  has  admitted  liability  in writing for such judgment; (i) all or any part of either the Borrower's or NBC's assets  come  within the  possession  of any  receiver,  trustee,  custodian  or assignee for the benefit of  creditors  and the same  continues  for a period of forty-five  (45) days; (j) a proceeding  under any  bankruptcy,  reorganization, arrangement of debt,  insolvency,  readjustment of debt or  receivership  law or statute is filed against  either the Borrower or NBC and such  proceeding is not dismissed within forty-five (45) days of the date of its filing, or a proceeding
under  any  bankruptcy,   reorganization,   arrangement  of  debt,   insolvency,
readjustment  of debt or  receivership  law or  statute  is filed by either  the
Borrower or NBC, or either the  Borrower or NBC  applies  for,  consents  to, or acquiesces in, the  appointment of a trustee,  receiver,  sequestrate,  or other custodian for either the Borrower or NBC or any of their respective property, or either the Borrower or NBC makes an assignment for the benefit of creditors; (k)
either the  Borrower  or NBC becomes  insolvent  or  generally  fails to pay, or admits in writing its inability to pay, debts as they become due; (l) either the
Borrower  or  NBC  voluntarily  or  involuntarily  dissolves  or  is  dissolved, terminates  or is  terminated;  (m)  either  the  Borrower  or NBC is  enjoined, restrained,  or in  any  way  prevented  by  the  order  of  any  court  or  any administrative  or regulatory  agency or by the termination or expiration of any permit or license,  from  conducting  all or any material part of its respective business  affairs;  (n) either the Borrower or NBC fails to make any payment due or otherwise  defaults on any other obligation for borrowed money and the effect of such  failure or default is to cause or permit the holder of such  obligation or a  trustee  to cause  such  obligation  to  become  due  prior to its date of maturity;  (o)  the  Agent  makes  an  expenditure  under  Section  13.3 of this
Agreement and such  expenditure is not reimbursed  within five (5) Business Days after the Agent  notifies  either the  Borrower or NBC, as  applicable,  of such expenditure;  (p) US Premium  Beef  ceases to own,  directly  or  indirectly,  a controlling interest in the Borrower; (q) either the Borrower or NBC fail to pay any  Producer  Payables  in  accordance  with  Section  9.13,  and such  failure continues for a period of more than three (3) consecutive  Business Days; (r) an
"event of  default"  as  defined in the Lease  shall  occur and the effect is to cause the Trustee to accelerate  the Lease Payments (as defined in the Lease) or act to dispossess  the Borrower and such  acceleration  or action shall continue

National Beef Packing Company Credit Agreement                                18

without waiver, cure,  rescission or annulment for a period of thirty (30) days;
(s) (i) an ERISA Event occurs with  respect to a Pension  Plan or  Multiemployer
Plan which has resulted or could  reasonably  be expected to result in liability of either  the  Borrower  or NBC under  Title IV of ERISA to the  Pension  Plan,
Multiemployer  Plan or the PBGC in an aggregate  amount in excess of $1,000,000, or (ii)  either  the  Borrower  or NBC,  or any ERISA  Affiliate  of either  the
Borrower or NBC fails to pay when due,  after the  expiration of any  applicable grace period, any installment  payment with respect to its withdrawal  liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $1,000,000, or (t) the maturity of the Borrower's $160,000,000 10-1/2%
Senior  Notes due August 1, 2011 has not (by  February  1,  2011) been  extended
(directly or by way of  replacement  Indebtedness  with similar terms but in any event satisfactory to the Agent) to November 30, 2016 or later.

     "Maturity Date" means the earliest of (i) the date on which the Commitments are  terminated in whole  pursuant to Section  11.1,  (ii) the date on which the
Borrower   voluntarily   terminates  the  Commitments  in  whole  and  pays  the
Liabilities  in full,  (iii) in the case of the Line of Credit  Loans,  July 25,
2012,  (v) in the case of the Term Loans,  May 30, 2016,  (v) in the case of any
Swing Line Bond Loan,  the Swing Line Lender's close of business of the relevant
Loan Date and (vi) in the case of any Regular Swing Line Loan, July 25, 2012, or any earlier  Business Day  specified by notice from the Swing Line Lender to the
Borrower and the Lenders.

     "Member" means any Person who holds  directly or  indirectly,  an ownership interest in the Borrower.

     "Multiemployer  Plan" means any employee benefit plan of the type described in Section  4001(a)(3)  of ERISA,  to which the Borrower or any ERISA  Affiliate makes or is  obligated  to make  contributions,  or during the  preceding  three calendar years, has made or been obligated to make contributions.

     "NBC" means National Beef California, LP, a Delaware limited partnership.

     "NCI" means National  Carriers,  Inc., a Kansas  corporation,  and a wholly owned subsidiary of the Borrower.

     "NCI Leasing" means NCI Leasing,  Inc., a Kansas corporation,  and a wholly owned subsidiary of NCI.

     "Net Capital  Expenditures" means, during any period of determination:  (a)
the Borrower's consolidated net property, plant and equipment at the end of such period, less (b) the Borrower's  consolidated net property,  plant and equipment
at  the  beginning  of  such  period,  plus  (c)  the  Borrower's   consolidated
depreciation during such period; provided,  however, that (i) the acquisition of any intangible  asset  recognized as part of the Water Services  Agreement shall not be included in the  calculation  of Net Capital  Expenditures,  but (ii) the acquisition  of water  rights and land as part of the Water  Rights  Acquisition shall  be  treated  as  the  acquisition  of  capital  assets  for  purposes  of calculating Net Capital Expenditures.

     "Non-Use Fee" has the meaning set forth in Section 6.1 hereof.

National Beef Packing Company Credit Agreement                                19

     "Note" or "Notes"  shall mean any one or more of the Line of Credit  Notes, the Term Notes and/or the Swing Line Note, as the context may require.

     "Owner/Operator  Agreement" means an agreement with an  owner-operator of a tractor,  for the use of the  tractor,  which is  cancelable  upon not more than ninety days written notice by either party,  which  agreement has been or may be considered a lease for accounting purposes.

     "Payment in Lieu of Tax  Agreement"  means that certain  Payment in Lieu of
Tax  Agreement  dated as of December 1, 2004  between the Borrower and the City, together with any and all amendments,  modifications,  supplements,  renewals or restatements thereof.

     "PBGC" means the Pension Benefit Guaranty Corporation.

     "Pennsylvania  Mortgage" means the Amended and Restated Open-End  Mortgage,
Assignment of Rents and Leases,  Security  Agreement and Fixture  Filing between the Borrower and the Agent,  dated December 29, 2004,  together with any and all
further  amendments,   modifications,   supplements,  renewals  or  restatements
thereof.

     "Pension Plan" means any "employee  pension  benefit plan" (as such term is defined in Section  3(2) of ERISA),  other than a  Multiemployer  Plan,  that is subject to Title IV of ERISA and is sponsored or  maintained  by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate  contributes or has an obligation to contribute,  or in the case of a multiple  employer plan
(as described in Section  4064(a) of ERISA) has made  contributions  at any time during the immediately preceding five plan years.

     "Person"  means an  individual,  sole  proprietorship,  partnership,  joint venture, trust, unincorporated organization,  association,  corporation, limited liability  company,  limited  liability  partnership,  institution,  joint stock company or government (whether national,  federal,  state,  provincial,  county, city, municipal or otherwise, including without limitation, any instrumentality, division, agency, body or department thereof).

     "Plan"  means any  "employee  benefit  plan" (as such  term is  defined  in
Section 3(3) of ERISA) established by the Borrower or any ERISA Affiliate.

     "Prime Rate" means the prime rate announced by the Agent from time to time, which is a base  rate that the Agent  from  time to time  establishes  and which serves as the basis upon which  effective  rates of interest are  calculated for those loans which make reference thereto.  The Prime Rate is not necessarily the lowest rate offered by the Agent.

     "Pro Rata  Percentage"  means with  respect  to any  Lender at any time,  a fraction  (expressed  as a  percentage),  the  numerator  of which shall be such
Lender's Line of Credit Loan  Commitment at such time,  and the  denominator  of which shall be the aggregate Line of Credit Commitments of all of the Lenders at
such time.

     "Producer  Payables"  means with respect to any Person,  all amounts at any time  payable by such Person for the  purchase of cattle,  feed,  grain or other farm products.

National Beef Packing Company Credit Agreement                                20

     "Property" means the land, the  improvements,  the Borrower's  fixtures and
Equipment  located  in Ford or Seward  Counties,  Kansas  and in Snyder  County,
Pennsylvania.

     "Rabobank" means Cooperatieve  Centrale Raiffeisen - Boerenleenbank,  B.A.,
"Rabobank Nederland", New York Branch.

     "Regular  Swing Line Loan" has the  meaning  set forth in Section  2.1.3(a)
hereof.

     "Regular  Swing Line  Sublimit"  means an amount equal to the lesser of (a)
$30,000,000 and (b) the Line of Credit Loan Commitments.  The Regular Swing Line
Sublimit is a part of, not an addition to, the Line of Credit Loan Commitments.

     "Reportable  Event" means any of the events set forth in Section 4043(c) of
ERISA, other than events for which the 30 day notice period has been waived.

     "Required  Lenders"  means,  at any time,  Lenders having  aggregate  Total
Percentages of at least 51%.

     "Restatement  Date"  means  the  date  on  or as of  which  the  conditions precedent  set  forth  in  Section  8.1  hereof  are  completed  to the  Agent's satisfaction.

     "Securities Act" has the meaning set forth in Section 13.20 hereof.

     "Security  Agreement"  means  that  certain  Fourth  Amended  and  Restated
Security  Agreement  dated as of December 29, 2004,  executed by the Borrower in favor  of the  Agent,  together  with  any  and all  amendments,  modifications, supplements, renewals or restatements thereof.

     "Security  Documents"  means  the  Security  Agreement,   the  Bond  Pledge
Agreement,   the  Trademark  License,  the  Kansas  Mortgage,  the  Pennsylvania
Mortgage,  the  letter  agreement  dated  May 30,  2006,  pursuant  to which the
Borrower (in its capacity as a limited  partner of NBC)  consented,  among other things, to NCI's pledge to the Borrower of NCI's general partnership interest in
NBC, the Assignment dated as of May 20, 2006 of the Deed of Trust, Assignment of
Rents and Leases, Security Agreement and Fixture Filing from NBC to the Borrower dated as of May 30, 2006, as each may be amended,  modified, renewed or extended from  time to time in  accordance  with  this  Agreement,  and any and all other
agreements,   chattel  mortgages,  security  agreements,   pledges,  guaranties,
assignments  of  proceeds,   assignments  of  contract  rights,  assignments  of
partnership   interest,   assignments  of   performance   or  other   collateral
assignments,  trademark license agreements,  completion or surety bonds, standby agreements,  subordination agreements, undertakings and other similar documents, agreements,  instruments  and  financing  statements  at any time  executed  and delivered by the Borrower or a third Person in  connection  with, or as security for the payment or performance of, any of the Liabilities.

     "Senior  Notes" means,  the  Borrower's  $160,000,000  aggregate  principal amount of 10-1/2%  Senior Notes due August 1, 2011  together  with any unsecured refinancing thereof permitted by Section 10.4(j).

National Beef Packing Company Credit Agreement                                21

     "Subsidiary" means, with respect to any Person, a corporation, partnership, joint venture,  limited  liability  company or other business  entity of which a majority of the shares of securities or other  interests  having ordinary voting power  for the  election  of  directors  or other  governing  body  (other  than securities  or interests  having such power only by reason of the happening of a contingency) are at the time  beneficially  owned, or the management of which is
otherwise   controlled,   directly,   or   indirectly   through   one  or   more
intermediaries, or both, by such Person.

     "Swap Contract" means (a) any and all rate swap transactions,  basis swaps, credit  derivative  transactions,  forward rate  transactions,  commodity swaps, commodity options, forward commodity contracts,  equity or equity index swaps or options,  bond or bond price or bond index  swaps or options or forward  bond or forward bond price or forward bond index  transactions,  interest  rate options, forward foreign exchange  transactions,  cap transactions,  floor  transactions, collar  transactions,  currency  swap  transactions,  cross-currency  rate  swap
transactions,   currency   options,   spot  contracts,   or  any  other  similar
transactions or any  combination of any of the foregoing  (including any options to enter  into any of the  foregoing),  whether or not any such  transaction  is governed by or subject to any master  agreement,  but  excluding  any futures or options  contracts  credited  to  any  Margin  Account,  and  (b)  any  and  all transactions  of any kind, and the related  confirmations,  which are subject to the terms  and  conditions  of, or  governed  by,  any form of master  agreement published by the International Swaps and Derivatives Association, Inc., the Bond
Markets Association, any International Foreign Exchange Master Agreement, or any
other master  agreement  (any such master  agreement,  together with any related schedules, a "Master Agreement"),  including any such obligations or liabilities under any Master Agreement.

     "Swap Party" means any Lender (or  affiliate  thereof) that is a party to a
Swap Contract with the Borrower.

     "Swing Line" means the  revolving  credit  facility  made  available by the
Swing Line Lender pursuant to Section 2.1.3.

     "Swing Line Bond Loan" means a Swing Line Loan,  the  proceeds of which are to be used to finance the purchase price of, or the payment of principal of, the
Bonds or the payment of amounts due under the Lease.

     "Swing Line Lender"  means CoBank in its capacity as provider of Swing Line
Loans, or any successor swing line lender hereunder.

     "Swing Line Loan" has the meaning specified in Section 2.1.3 hereof.

     "Swing Line Note" has the meaning set forth in Section 2.1.3 hereof.

     "Synthetic  Lease  Obligation"  means the monetary  obligation  of a Person under (a) a so-called  synthetic,  off-balance  sheet or tax retention lease, or
(b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such
Person (without regard to accounting treatment).

     "Taxes" has the meaning set forth in Section 5.5(a) and (b) hereof.

National Beef Packing Company Credit Agreement                                22

     "Term Loan" has the meaning set forth in Section 2.1.2 hereof.

     "Term Notes" has the meaning set forth in Section 2.1.2 hereof.

     "Total Percentage" means with respect to any Lender at any time, a fraction
(expressed as a percentage), the numerator of which shall be the combined amount of

          (a) such Lender's outstanding Term Loan principal balance and

          (b) such Lender's Line of Credit Loan Commitment (or, if such Lender's
     Line  of  Credit  Loan  Commitment   shall  have  expired,   the  aggregate
     outstanding  principal  balance of such  Lender's  Line of Credit Loans and
     Swing Line Loans)

     at such time, and the  denominator of which shall be the combined amount of all the  outstanding  Term  Loan  principal  balances  and Line of  Credit  Loan
Commitments (or, if the relevant  Lenders' Line of Credit Loan Commitments shall have expired, the aggregate  outstanding principal balance of such Lenders' Line of Credit Loans and Swing Line Loans) of all the Lenders at such time.

     "Trademark License" means the Fourth Amended and Restated Trademark License
Agreement  dated as of December  29, 2004  between the  Borrower  and the Agent, together with any and all amendments,  modifications,  supplements,  renewals or restatements of such agreement.

     "Type" means,  with respect to any Advance,  whether such Advance is a Base
Rate Advance or a LIBOR Rate Advance.

     "UCP" has the meaning set forth in Section 2.2(c) hereof.

     "Unallocated  Cash Flow" means for any period of  determination  (a) EBITDA during such period,  minus (b) the amount of the  Borrower's  consolidated  cash income  taxes paid during such  period,  minus (c) the amount of the  Borrower's consolidated cash dividends or distributions paid during such period,  minus (d)
the net amount of the Borrower's  consolidated  capital expenditures during such period (capital items  purchased,  minus capital items sold, and minus financing for capital items purchased), with it being acknowledged that only fifty percent
(50%) of Advances  under the Line of Credit during such period that are used for capital  expenditures  related to the  expansion  of the  Borrower's  Dodge City
Facilities  shall be included as "financing for capital items  purchased" in the foregoing  calculation,  minus  (e) cash  interest  paid,  minus  (f)  scheduled principal payments made; provided, however, that no portion of the payments made by the Borrower  under the Water  Services  Agreement  shall be considered to be interest expense for the purposes of the calculation of Unallocated Cash Flow.

     "Unfunded  Pension  Liability" means the excess of a Pension Plan's benefit liabilities  under Section  4001(a)(16) of ERISA, over the current value of that
Pension Plan's assets,  determined in accordance with the  assumptions  used for funding the Pension Plan pursuant to Section 412 of the Code for the  applicable plan year.

     "Unhedged Cattle" has the meaning set forth in Section 10.19 hereof.

National Beef Packing Company Credit Agreement                                23

     "US  Premium  Beef"  means U.S.  Premium  Beef,  LLC,  a  Delaware  limited liability company.

     "Water Rights  Acquisition" means a series of transactions  whereby,  among other  things:  (i) the  Borrower has acquired or would  acquire  certain  water rights for use at its Dodge City  Facilities,  all or a  substantial  portion of which  water  rights  are or will be or become  subject  to a long term lease in favor of the  City;  (ii) the  Borrower  has  acquired  or  would  acquire  land associated  with said water rights that the  Borrower  may sell,  trade or lease out;  and (iii) the  Borrower  would enter into and  perform the Water  Services
Agreement.

     "Water  Services  Agreement"  means  one or more  agreements  with the City whereby,  among other  things:  (i) the Borrower  would  sublease  certain water rights from the City; (ii) the City has issued, or would issue bonds of the City
(the  "City  Bonds")  and the  proceeds  thereof  would  be  used  to  construct improvements  to the City's fresh water  distribution  and waste water treatment systems, including the construction of a pipeline to bring the acquired water to a location  capable of serving  the Dodge City  Facilities;  (iii) the  Borrower would  purchase  certain  water and  wastewater  services from the City on terms intended, in part, to provide  approximately  one-half of the funds necessary to repay the City  Bonds;  (iv) the  Borrower's  performance  would be secured by a first priority lien and security  interest in the water rights  acquired as part of the Water Rights  Acquisition and (v) the Borrower would convey certain water rights to the City.

     1.3 Accounting Terms. Any accounting terms used in this Agreement which are not specifically  defined in this Agreement shall have the meanings  customarily given them in accordance with GAAP.

                                   ARTICLE II
                     LOANS, SWING LINE AND LETTERS OF CREDIT

     2.1 Loan Facilities.

     2.1.1 Line of Credit.  Each Lender  severally  agrees to make loans (each a
"Line of Credit  Loan" and  collectively,  the  "Line of Credit  Loans")  to the
Borrower  from time to time on any one or more  Business Days from and after the
Restatement  Date  (through  the  Agent as set  forth in  Section  2.1.4) to but excluding  the Maturity Date  applicable  to Line of Credit Loans,  during which period the  Borrower may borrow,  repay and  re-borrow  in  accordance  with the provisions  hereof up to an aggregate  principal  amount not exceeding each such
Lender's Pro Rata  Percentage of the  Available  Amount on such Business Day, in aggregate  amounts up to the lesser of the Available  Amount or the then-current
Borrowing  Base  Availability  (the  "Line  of  Credit").  The  Borrower  hereby acknowledges that $52,375,550.72 of "Line of Credit Advances" and $0 of "Regular
Swing Line Loans" under the Existing Credit  Agreement are outstanding as of the date  hereof,  which  shall be deemed to be Line of Credit  Loans or Swing  Line
Loans under this  Agreement on and after the  Restatement  Date.  Line of Credit
Loans may be made as LIBOR  Rate  Advances  or Base Rate  Advances.  The Line of
Credit Loans shall be evidenced by and repayable in accordance with the terms of the  Borrower's  promissory  notes  to each of the  Lenders  (as the same may be amended, supplemented or otherwise modified from time to time, together with any replacements thereof or substitutions therefor, the "Line of Credit Notes"), the form of which is attached as Exhibit 2A. The Lenders,  in their unanimous,  sole and absolute

National Beef Packing Company Credit Agreement                                24

discretion,  may elect to make Line of Credit Loans to the Borrower in excess of the amounts available pursuant to the terms of this Agreement, and any such Line of Credit Loans shall also be governed by the terms  hereof.  The Lenders  shall also have the  option,  in their  unanimous,  sole  discretion  and  without any obligation  to do so, to extend  the  Maturity  Date  applicable  to the Line of
Credit Loans.  In the event that the Lenders elect to extend such Maturity Date, the Agent shall give notice to the Borrower pursuant to Section 13.18.

     2.1.2 Term Loan.  The Borrower  acknowledges  that,  as of the  Restatement
Date,  term loans  (including  the "Term  Advances"  under the  Existing  Credit
Agreement  that  were  deemed  to be  Term  Loans  on the  Effective  Date)  are outstanding  under this Section  2.1.2 and owed by the Borrower in the aggregate
principal  amount  of  $202,615,872.   On  the  Restatement  Date,  the  lenders
(including the "Lenders" under the Existing Credit  Agreement) will be deemed to have assigned rights to outstanding  term loans among  themselves such that each relevant  ongoing  Lender shall be allocated the principal  amount of term loans set forth  opposite such  Lender's  name under the heading  "Amount of Term Loan
Outstanding on Restatement Date" on Exhibit 1A. Each Lender's allocation of Term
Loans as of the  Restatement  Date is herein  collectively  called such Lender's
"Term  Loan",  and all such loans of all of the Lenders are herein  collectively called the "Term Loans". The Term Loans may be maintained as LIBOR Rate Advances or Base Rate  Advances.  The Term Loans shall be evidenced  by and  repayable in accordance  with the  terms of the  Borrower's  promissory  notes to each of the
Lenders (as the same may be amended,  supplemented  or otherwise  modified  from time to time, together with any replacements thereof or substitutions  therefor, the  "Term  Notes"),  the form of which  is  attached  as  Exhibit  2B.  Amounts representing  Term  Loans  which  have been  repaid by the  Borrower  may not be reborrowed.

     2.1.3 Swing Line Loans.

          (a) The Swing Line  Lender  agrees to make loans  (each a "Swing  Line
     Loan" and  collectively,  the "Swing Line Loans") to the Borrower from time to time on any one or more  Business  Days from and  after the  Restatement
     Date  through the Maturity  Date  applicable  to the Line of Credit  Loans.
     Swing Line Loans may be  comprised of either Swing Line Bond Loans or loans not  associated  with  financing  the Bonds (such latter loans being herein called the "Regular Swing Line Loans"). The aggregate outstanding principal amount of Regular  Swing Line Loans must not at any time exceed the Regular
     Swing Line  Sublimit,  and no  Regular  Swing Line Loans may be made to the extent that the sum of (i) the aggregate  outstanding  principal  amount of the Line of Credit Loans, (ii) the aggregate  outstanding  amount of the LC
     Obligations  and (iii) the aggregate  outstanding  principal  amount of all
     Swing Line Loans would exceed  either the  Borrowing  Base or the aggregate
     Line of Credit Loan Commitments. The aggregate outstanding principal amount of Swing Line Bond Loans must not at any time exceed the purchase  price or principal payment of the Bonds or payment under the Lease that the Borrower is  obligated  to make on the  relevant  Loan  Date  pursuant  to the  Bond
     Documents.  Furthermore,  no Swing Line Bond Loan may be made to the extent that the sum of (i) the aggregate  outstanding principal amount of the Line
     of  Credit  Loans,  (ii)  the  aggregate   outstanding  amount  of  the  LC
     Obligations  and (iii) the aggregate  outstanding  principal  amount of all
     Swing Line Loans would exceed  either the  Borrowing  Base or the aggregate
     Line of Credit Loan  Commitments.  All Swing Line Loans shall bear interest

National Beef Packing Company Credit Agreement                                25

     as if they were Base Rate  Advances;  provided,  however,  that  Swing Line
     Loans  that are  disbursed  and repaid on the same day shall bear one day's interest.  Within the foregoing limits,  and subject to the other terms and
     conditions  hereof,  the  Borrower  may  borrow,   repay  and  reborrow  in
     accordance with the terms hereof and prepay in accordance with Section 4.2, provided,  however, that the Swing Line Lender may terminate or suspend its commitment to make the Swing Line Loans at any time in its sole  discretion upon notice to the Borrower. The Swing Line Loans shall be evidenced by and repayable in accordance with the terms of the Borrower's promissory note to the  Swing  Line  Lender  (as the  same  may be  amended,  supplemented  or otherwise  modified  from  time to time,  together  with  any  replacements thereof or  substitutions  therefor,  the "Swing Line  Note"),  the form of which is  attached as Exhibit  2C.  Immediately  upon the making of a Swing
     Line Loan,  each  Lender  shall be deemed to,  and hereby  irrevocably  and
     unconditionally   agrees  to,  purchase  from  Swing  Line  Lender  a  risk
     participation  in such Swing Line Loan in an amount equal to such  Lender's
     Pro Rata Percentage of such Swing Line Loan, which risk participation shall be funded in accordance with Section 2.1.3(b).  The Borrower shall make all payments  of  principal  and  interest  in  respect of the Swing Line Loans directly to Swing Line Lender.

          (b) Refinancing of Swing Line Loans.

               (i) In  anticipation  of the Maturity Date  applicable to a Swing
          Line Loan, or after the occurrence  and during the  continuance of any
          Default or Matured Default,  as the case may be, the Swing Line Lender may  request,  on behalf of the  Borrower  (which  hereby  irrevocably requests the Swing Line Lender to act on its behalf), that each Lender make a Line of Credit  Loan in an amount  equal to such  Lender's  Pro
          Rata  Percentage  of the amount of such Swing Line Loan.  Such request shall be made in  accordance  with the  requirements  of  Article  II, without regard to the minimum and multiples  specified therein for the principal  amount of Base Rate  Advances.  The Swing Line Lender shall furnish the Borrower with a copy of the  applicable  borrowing  notice promptly after delivering such notice to the Agent.  Each Lender shall make  an  amount  equal  to its  Pro  Rata  Percentage  of the  amount
          specified  in  such  borrowing   notice  available  to  the  Agent  in
          immediately  available  funds for the account of the Swing Line Lender at the Agent's  office not later than 11:00 a.m.,  Denver time, on the day specified in such borrowing notice,  whereupon,  subject to clause
          (ii) below,  each Lender that so makes funds available shall be deemed to have made a Line of Credit Loan to the Borrower in such amount. The
          Agent shall then remit the funds so received to the Swing Line Lender.

               (ii) If for  any  reason  any  Advance  cannot  be  requested  in accordance with clause (i) above or any Regular Swing Line Loan cannot be refinanced by such an Advance,  the borrowing  notice  submitted by the Swing  Line  Lender  shall be deemed to be a request  by the Swing
          Line  Lender that each of the Lenders  fund its  participation  in the relevant Swing Line Loan,  and each Lender's  payment to the Agent for the  account of the Swing  Line  Lender  pursuant  to clause (i) above shall be deemed to be the payment in respect of such participation.

National Beef Packing Company Credit Agreement                                26

               (iii) If any Lender fails to make  available to the Agent for the account  of the Swing  Line  Lender  any  amount  that such  Lender is
          required  to  pay  pursuant  to  the  foregoing   provisions  of  this
          subsection  (b) by the time  specified in clause (i) above,  the Swing
          Line  Lender  shall be entitled  to recover  from such Lender  (acting through the Agent),  on demand,  such amount with interest thereon for the period from the date such payment is required to the date on which such  payment is  immediately  available to the Swing Line Lender at a rate per annum  equal to the  Federal  Funds Rate from time to time in effect. A certificate of the Swing Line Lender submitted to any Lender
          (directly  or through  the Agent) with  respect to any  amounts  owing under this clause (iii) shall be conclusive absent manifest error.

               (iv) Each Lender's  obligation to make Line of Credit Loans or to purchase and fund  participations in Swing Line Loans pursuant to this subsection  (b) shall be absolute and  unconditional  and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment,  defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever,  (B) the occurrence or continuance of a Default or Matured
          Default, or (C) any other occurrence,  event or condition,  whether or
          not  similar  to  any  of  the   foregoing.   Any  such   purchase  of
          participations  shall  not  relieve  or  otherwise  impair  Borrower's obligation  to repay the Swing Line Loans,  together  with interest as provided herein.

          (c) Repayment of Participations.

               (i) At any time  after any  Lender  has  purchased  and  funded a participation  in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, Swing Line Lender will distribute to such Lender its share of such payment in accordance with such Lender's Pro Rata Percentage (appropriately adjusted, in the case of interest payments,  to reflect the period of time during which such
          Lender's  participation  was outstanding and funded) in the same funds as those received by the Swing Line Lender.

               (ii) If any  payment  received by Swing Line Lender in respect of any Swing  Line Loan is  required  to be  returned  by the Swing  Line
          Lender,  each  Lender  shall pay to the Swing Line Lender its Pro Rata
          Percentage thereof on demand of the Swing Line Lender (or the Agent on its behalf), plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal
          Funds  Rate.  The Agent will make such  demand upon the request of the
          Swing Line Lender.

     2.1.4 Borrowing Procedures.

          (a) Procedure  for Line of Credit  Loans.  Any request by the Borrower for Line of Credit Loans  hereunder must be given by the Borrower not later than 11:00 a.m.  (Denver time) on the third  Business Day prior to the date of any proposed  LIBOR Rate

National Beef Packing Company Credit Agreement                                27

     Advance and not later than 11:00 a.m.  (Denver time) on the Business Day on which any proposed  Base Rate Advance is proposed to be made.  Each request for Line of Credit Loans hereunder shall be irrevocable and shall be deemed to be a representation  by the Borrower that on the requested Loan Date and after giving  effect to the requested  Line of Credit Loans the  applicable conditions specified in Article VIII have been and will be satisfied.  Each request for a Line of Credit Loan hereunder shall specify (i) the requested
     Loan Date, (ii) the aggregate  amount of the Line of Credit Loan to be made on such  date,  which  shall be in a minimum  amount of  $1,000,000  and an integral  multiple of $500,000,  (iii) whether such Line of Credit Loans is to be funded as a Base Rate Advances or LIBOR Rate Advances and (iv) in the
     case of a LIBOR Rate Advance,  the duration of the initial  Interest Period applicable  thereto.  Promptly upon receipt of such notice, the Agent shall advise  each  Lender  of the  requested  Line of  Credit  Loans and of such
     Lender's  ratable share of such Loans. At or before 1:00 p.m. (Denver time)
     on the date of the  requested  Line of Credit Loans,  each relevant  Lender shall  provide  the Agent at the  Agent's  principal  office in Denver with immediately  available  funds covering such Lender's Pro Rata Percentage of the  requested  Loans.  Unless  the Agent  determines  that any  applicable condition  specified in Article VIII has not been satisfied or waived,  the
     Agent will make available to the Borrower at the Agent's  principal  office in Denver, Colorado in immediately available funds not later than 2:30 p.m.
     (Denver time) on the requested  Loan Date the amount of the requested  Line of Credit Loans to the extent received by the Agent.

          (b) Procedure for Term Loans.  As of the  Restatement  Date,  all Term
     Loans have already been disbursed.

          (c) Procedure  for Swing Line Loans.  Unless the Swing Line Lender has
     notified the Borrower that the Swing Line has been  terminated or suspended as provided in Section 2.1.3, each request by the Borrower for a Swing Line
     Loan  hereunder  must be given by the Borrower to the Swing Line Lender and the Agent not later than 1:00 p.m.  (Denver  time) on the  Business  Day on which such Swing Line Loan is proposed to be made. Each request for a Swing
     Line  Loan  hereunder   shall  be   irrevocable   and  shall  be  deemed  a
     representation  by the Borrower that on the  requested  Loan Date and after giving effect to the requested  Swing Line Loan the  applicable  conditions specified in Article VIII have been and will be satisfied. Each request for a Swing Line Loan hereunder shall specify (i) the requested Loan Date, (ii)
     the amount of the Swing Line Loan to be made on such date (and, in the case of a requested  Swing Line Bond Loan,  the amount of the purchase  price or principal  payment  of the Bonds to be  financed  by such  Swing  Line Bond
     Loan),  which  shall be in a minimum  amount of  $100,000  and an  integral multiple of  $100,000.  Unless the Swing Line Lender has  received  written notice from the Agent (i)  directing the Swing Line Lender not to make such
     Swing  Line  Loan as a result  of the  limitations  set  forth in the first proviso  to the  first  sentence  of  Section  2.1.3(a)  or (ii)  that  any applicable  condition  specified in Article VIII has not been  satisfied or waived,  the Agent  will make  available  to the  Borrower  at the  Agent's principal  office in Denver,  Colorado in immediately  available  funds not later than 2:30 p.m. (Denver time) on the requested Loan Date the amount of the requested  Swing Line Loans to the extent  received from the Swing Line
     Lender.

National Beef Packing Company Credit Agreement                                28

          (d) Notices.  All notices of the Borrower required under Section 2.1.4 shall be from such  natural  Persons as have been  designated  in a written notice signed by the president,  chief executive officer or chief financial officer of the Borrower. Such notice shall provide the Agent and Swing Line
     Lender  with  a  specimen   signature  for  each  such  natural  Person  so
     designated.  The natural  Persons so designated  are  authorized to request
     Loans and Swing Line Loans and direct the disposition of any such Loans and
     Swing Line Loans until written  notice of the  revocation of such authority is received by the Agent at its address designated below. Any such Loans or
     Swing Line Loans shall be conclusively presumed to have been made to or for the  benefit of the  Borrower  when the Agent  reasonably  believes in good faith that such notice was made by authorized  Persons,  or when said Loans are  deposited to the credit of the account of the Borrower  regardless  of the fact that  Persons  other  than  those  authorized  hereunder  may have authority to draw against such account.

     2.1.5  General  Terms  regarding  the  Notes,  the Loans and the Swing Line
Loans.

          (a) The Agent shall promptly notify each Lender of any notice that the
     Agent receives from the Borrower  pursuant to Section 3.2. In the case of a proposed  LIBOR Rate  Advance,  the Agent shall also  promptly  notify each
     Lender of the applicable interest rate.

          (b) Unless the Agent shall have received notice from a Lender prior to the  date of any  borrowing  of a Loan  that  such  Lender  will  not  make available to the Agent such Lender's pro rata share of such Loan, the Agent may assume that such Lender will make such  portion  available to the Agent in  accordance  with Section 2.1.3 and the Agent may, in reliance upon such assumption,  make  available to the  Borrower on such date a  corresponding amount.  If and to the extent that such  Lender  shall not have so made its pro rata share  available to the Agent in  accordance  with Section  2.1.3, such Lender and the Borrower severally agree to repay to the Agent,  within five (5) Business Days after demand  therefor,  such  corresponding  amount together with interest  thereon,  for each day from the date such amount is made  available to the Borrower until the date such amount is repaid to the
     Agent, (i) in the case of the Borrower,  at the interest rate applicable at the time the Loans  comprising  such  borrowing  were made, and (ii) in the case of such Lender,  at the Federal Funds Rate. If such Lender shall repay to the Agent  such  corresponding  amount,  such  amount  so  repaid  shall constitute  such  Lender's  Loan as part of such  borrowing for purposes of this Agreement.

          (c) The  failure  of any  Lender  to  make  any  Loan  or to fund  any participation  to be made by it as  required  by this  Agreement  shall not relieve any other Lender of its obligation, if any, to make its Loan on the date the same is required to be made,  but no Lender  shall be  responsible for the  failure  of any other  Lender to make  Loans or to fund such other
     Lender's participation.

          (d) The Agent shall  maintain a loan account  ("Loan  Account") on its books in which the Agent will  record the date and amount of: (i) all Loans and Swing Line Loans to the Borrower  pursuant to this Agreement;  (ii) all payments made by the Borrower on all Loans and Swing Line Loans;  and (iii)
     all other  appropriate  debits and credits as

National Beef Packing Company Credit Agreement                                29

     provided  in  this  Agreement,  including  without  limitation,  all  fees, charges,  expenses and interest. All entries in the Borrower's Loan Account shall be made in accordance with the Agent's customary accounting practices as in effect from time to time. The balance in the Borrower's Loan Account, as set forth on the  Agent's  most  recent  printout,  shall be  rebuttable presumptive  evidence  of the  amounts  due and  owing  to the  Agent,  the
     Lenders, the Swing Line Lender and the Issuers by the Borrower.

          (e) The  proceeds  of all Loans and Swing Line Loans shall be used for
     the  Borrower's  working  capital  and  general  corporate  purposes,   for
     financing   acquisitions  as  permitted   hereunder,   for  making  capital
     expenditures within the limitation set forth herein and, in the case of the
     Swing  Line  Bond  Loans,  for  financing  payments  of  purchase  price or principal of the Bonds.

     2.2 Letters of Credit.

          (a)  Subject  to the  terms  and  conditions  of this  Agreement,  the
     Borrower  may from time to time  request  that an Issuer  issue LCs for the
     Borrower's  account  for  any  purpose  acceptable  to  the  Agent  in  its reasonable  discretion;  provided,  however, that no Issuer shall issue any such LC in an amount  exceeding the least of: (i) $75,000,000  minus the LC
     Obligations;  (ii)  the  Available  Amount  or  (iii)  the  Borrowing  Base
     Availability.  The proposed  expiry date for any such LC shall not be later than the  earlier of one year from the date of  issuance  of such LC or the scheduled Maturity Date applicable to the Line of Credit Loans.

          (b) In order to effect the  issuance  of each LC, the  Borrower  shall deliver to the Agent and the relevant Issuer a letter of credit application
     (the  "Application")  not later  than 11:00 a.m.  (Denver  time),  five (5)
     Business  Days  prior  to the  proposed  date of  issuance  of the LC.  The
     Application  shall  be  duly  executed  by a  responsible  officer  of  the
     Borrower,  shall be irrevocable and shall (i) specify the day on which such
     LC is to be issued (which shall be a Business Day), and (ii) be accompanied
     by  a  certificate   executed  by  a  responsible   officer  setting  forth
     calculations  evidencing  availability  for the LC as required  pursuant to
     Section 2.2(a) and stating that all  conditions  precedent to such issuance have been satisfied.

          (c)  Upon  receipt  of  the  Application,   and  satisfaction  of  the
     applicable  terms and  conditions of this  Agreement,  and provided that no
     Default or Matured  Default  exists,  or would,  after giving effect to the issuance of the LC, exist, the relevant Issuer shall issue such LC no later than the close of business, in Denver,  Colorado, on the date so specified.
     Such Issuer shall  provide the  Borrower,  the Agent and each Lender with a copy of the LC which has been  issued.  Each LC shall (i)  provide  for the payment of drafts  presented  for honor  thereunder by the  beneficiary  in accordance with the terms thereof,  when such drafts are accompanied by the documents  described  in the  LC,  if  any,  and  (ii)  to the  extent  not inconsistent  with the express terms hereof or the applicable  Application, be subject to the Uniform  Customs and  Practice  for  Documentary  Credits
     (1993  Revision),  International  Chamber of Commerce  Publication  No. 500
     and/or the International  Standby Practices (ISP98),  International Chamber
     of Commerce  Publication No. 590, as the relevant Issuer shall determine to be applicable (collectively, together

National Beef Packing Company Credit Agreement                                30

     with  any  subsequent  revisions  thereof  approved  by a  Congress  of the
     International  Chamber of Commerce and adhered to by the  relevant  Issuer, the "UCP"),  and shall,  as to matters not governed by the UCP, be governed by, and construed and interpreted in accordance with, the laws of the State of  Colorado  (in the case of CoBank) or the State of New York (in the case of Rabobank).

          (d) Upon the issuance  date of each LC, the  relevant  Issuer shall be deemed,  without  further action by any party hereto,  to have sold to each other Lender, and each other Lender shall be deemed, without further action by any party hereto,  to have purchased from such Issuer,  a participation, to the  extent  of such  Lender's  Pro Rata  Percentage,  in such  LC,  the obligations thereunder and in the Borrower's reimbursement  obligations due in respect of drawings made under such LC. If requested by such Issuer, the other Lenders will execute any other documents reasonably requested by such
     Issuer to evidence the purchase of such participation.

          (e) Upon the relevant beneficiary's  presentation of a draft for honor under any LC which the relevant Issuer has determined is in compliance with the conditions for payment  thereunder,  such Issuer shall promptly  notify the Borrower and the Agent.  Each drawing under any LC shall (so long as no
     Default  or  Matured   Default  shall  have  occurred  and  be  continuing)
     constitute a request by the Borrower to the Agent for a borrowing  pursuant to Section 2.1.1 of a Base Rate Advance in the amount of such drawing. If a
     Default or Matured  Default  shall have occurred and be  continuing,  or if
     Base Rate Advances are otherwise  unavailable to the Borrower,  at the time when a  beneficiary  presents a draft for payment under an LC, the Borrower agrees to  reimburse  the  relevant  Issuer  for the  amount of such  draft immediately upon such presentation.

          (f) The Borrower's obligation to reimburse the relevant Issuer for the amount  of any  draft  drawn  under any LC  (whether  directly  or with the proceeds  of a Base Rate  Advance)  shall be  absolute,  unconditional  and irrevocable  and shall be paid  immediately to the Agent for the account of the Lenders upon demand by the Agent, and otherwise  strictly in accordance with the  terms of this  Agreement,  under  all  circumstances  whatsoever, including without limitation, the following circumstances:

               (i) The existence of any claim, set-off,  defense or other rights which the Borrower may have at any time against any beneficiary or any transferee of any LC (or any Person for whom any such  beneficiary  or any such transferee may be acting),  any Issuer, any Lender, the Agent or any other Person,  whether in connection with this  Agreement,  any other Financing  Document,  the  transactions  contemplated  herein or therein or any unrelated transaction, unless otherwise provided by the terms of such LC;

               (ii) Any statement or any other document  presented  under any LC proving to be  forged,  fraudulent  or  invalid in any  respect or any statement therein being untrue or inaccurate in any respect;

               (iii)  Payment  by the  relevant  Issuer  under  any  LC  against presentation of a draft or certificate  which does not comply with the terms of such LC,

National Beef Packing Company Credit Agreement                                31

          provided  however,  that such payment shall not have constituted gross negligence or willful misconduct on the part of such Issuer; and

               (iv) Any other  circumstance or event whatsoever,  whether or not
          similar  to  the  foregoing,   provided   however,   that  such  other
          circumstance  or  event  shall  not  have  been  the  result  of gross negligence or willful misconduct of the relevant Issuer.

          (g) The  Borrower  assumes all risks of the acts or  omissions  of the beneficiary  and any  transferee of each LC with respect to its use of such
     LC.  Neither  the  Agent,  any  Issuer  nor any  Lender  shall be liable or responsible  for, and the Borrower  indemnifies and holds each Issuer,  the
     Agent and each Lender harmless for: (i) the use which may be made of any LC or for any acts or omissions of the beneficiary and any transferee  thereof in connection therewith,  or (ii) the validity or genuineness of documents, or of any  endorsement(s)  thereon,  even if such documents should, in fact prove to be in any or all respects  invalid,  fraudulent or forged,  or any other  circumstances  whatsoever  in making  or  failing  to make  payment, against  the  relevant  Issuer,  the Agent or any  Lender,  except  damages determined to have been caused by gross negligence or willful misconduct of the relevant Issuer in determining  whether documents presented under an LC comply  with the terms of such LC and  there  shall  have  been a  wrongful payment as a result thereof; provided, however, that it is the intention of the  Borrower to indemnify  each Issuer,  the Agent and each Lender for its own negligence,  other than  negligence  constituting  gross  negligence or willful misconduct.  In furtherance and not in limitation of the foregoing, each Issuer may accept  documents that appear on their face to be in order, without  responsibility  for  investigation,  regardless  of any  notice or information to the contrary.

          (h) In the event that any provision of an Application is inconsistent, or in conflict with, any provision of this Agreement,  including provisions for the rate of  interest  applicable  to  draws  thereunder,  delivery  of collateral  or  rights  of  set-off  or  any  representations,  warranties, covenants or any events of default set forth  therein,  the  provisions  of this Agreement shall govern.

                                  ARTICLE III
                                    INTEREST

     3.1 Interest.

     The Borrower shall pay interest on the unpaid principal amount of each Loan and Swing Line Loan made by each Lender from the date of such Loan or Swing Line
Loan until such principal  amount shall be paid in full, at the times and at the rates per annum set forth below:

          (a) Base Rate  Advances  and Swing Line  Loans,  so long as no Matured
     Default has occurred and is  continuing,  shall bear interest at a rate per annum  equal to the  lesser of (i) the sum of the Base Rate in effect  from time to time plus the then Applicable Margin  (calculated  according to the
     Borrower's   actual   Financial   Performance   Level  or  Borrowing   Base
     Availability  Level,  as the case may be) and (ii) the Highest Lawful Rate;

National Beef Packing Company Credit Agreement                                32

     provided, however, that with respect to each Base Rate Advance, the rate of interest  accruing shall change  concurrently with each change in the Prime
     Rate as announced by CoBank or with each change in the Federal  Funds Rate, as the case may be.  Such  interest  shall be payable  (1) in the case of a
     Swing Line Loan,  on its Maturity  Date,  and (2) in the case of other Base
     Rate Advances, monthly in arrears on the first day of each month and on the
     Maturity Date applicable thereto.

          (b)  Each  LIBOR  Rate  Advance,  so long as no  Matured  Default  has occurred and is continuing,  shall bear interest at a rate per annum during each day of each  Interest  Period for such Advance  equal to the lesser of
     (i) the sum of the LIBOR Rate for such  Interest  Period  for such  Advance plus the then  Applicable  Margin  (calculated  according to the Borrower's actual Financial Performance Level or Borrowing Base Availability Level, as
     the case may be) and (ii), the Highest Lawful Rate.  Such interest shall be payable in arrears on the last day of the relevant Interest Period, and, if such Interest  Period  exceeds three months,  the day which is three months after the date on which the relevant LIBOR Rate Advance was disbursed.

          (c) After the occurrence of a Matured  Default and for so long as such
     Matured  Default is  continuing,  the Agent may (upon the  direction of the
     Required  Lenders)  notify  the  Borrower  that  any  and all  amounts  due hereunder,  under the Notes or under any other Financing Document,  whether for principal,  interest (to the extent permitted by applicable law), fees, expenses or otherwise, shall bear interest, from the date of such notice by the Agent and for so long as such  Matured  Default  continues,  payable on demand, at a rate per annum (the "Default Rate") equal to the lesser of (A)
     with respect to a Base Rate Advance,  (i) the sum of two percent (2.0%) per annum  plus the Base Rate in effect  from time to time plus the  Applicable
     Margin or (ii) the Highest Lawful Rate; or (B) with respect to a LIBOR Rate
     Advance,  (i) during the Interest  Period in which the Matured  Default has occurred,  the sum of two percent (2.0%) per annum plus the LIBOR Rate then in effect for such LIBOR Rate Advance plus the  Applicable  Margin,  and in
     Interest Periods  subsequent to that in which the Matured Default occurred, the Default Rate applicable to a Base Rate Advance as calculated  under (A)
     hereof, or (ii) the Highest Lawful Rate.

          (d) All  computations of interest  pursuant to Section 3.1(a) shall be made by the Swing Line  Lender or the Agent,  each,  as the case may be, by reference to the actual  number of days elapsed based on a year of 360 days
     (in the case of fees and of LIBOR Rate Advances) or 365 or 366 days (in the case of Base  Rate  Advances),  as  applicable.  Each  determination  of an interest rate by the Agent or the Swing Line Lender shall be conclusive and binding for all  purposes,  absent  manifest  error.  Any accrued  interest unpaid on the Maturity Date shall be due and payable on the Maturity Date.

          (e) The Swing Line  Lender  shall be  responsible  for  invoicing  the
     Borrower for interest on the Swing Line Loans.  Until each Lender funds its
     Line of Credit Loan or participation pursuant to Section 2.1.3 to refinance such  Lender's  Pro Rata  Percentage  of any Swing Line Loan,  interest  in respect of such  Swing  Line Loan  shall be solely  for the  account of the
     Swing Line Lender.

National Beef Packing Company Credit Agreement                                33

     3.2 Voluntary Conversion of Advance.

     With respect to Loans,  the Borrower may, upon written  notice given by the
Borrower  to the Agent not later  than  11:00  a.m.  (Denver  time) on the third
Business Day prior to the date of any proposed interest conversion or roll over,
(a) convert  Advances of one Type into Advances of another Type, or (b) continue or roll over existing  LIBOR Rate  Advances;  provided,  however,  that (i) with respect to any conversion into or roll over of a LIBOR Rate Advance,  no Default or Matured  Default shall have occurred and be continuing,  (ii) with respect to any facsimile notice of interest conversion, the Borrower shall promptly confirm such  notice  by  sending  the  original  notice  to the  Agent  and  (iii)  any continuation  or roll over of a LIBOR Rate  Advance  for the same or a different
Interest Period or into a Base Rate Advance,  shall be made on, and only on, the last day of an Interest Period for such LIBOR Rate Advance.  Each such notice of interest  conversion  shall  specify  therein  the  requested  (x)  date of such conversion,  (y)  the  Advances  to  be  converted  and  whether  such  Advances constitute  LIBOR Rate  Advances,  and (z) if such  interest  conversion is into
LIBOR Rate Advances,  the duration of the Interest Period for each such Advance.
The Agent shall promptly deliver a copy thereof to each Lender. Each such notice shall be irrevocable and binding on the Borrower.  If the Borrower shall fail to give a notice of interest  conversion  with respect to any LIBOR Rate Advance as set forth above, such Advance shall automatically convert to a Base Rate Advance on the last day of the Interest Period with respect  thereto.  The provisions of this  Section  3.2 shall also apply to initial  Advances  on Loans made as LIBOR
Rate Advances.

                                   ARTICLE IV
                          PAYMENTS; PREPAYMENTS; ETC.

     4.1 Payment of Loans and Swing Line Loans.

          (a) The  outstanding  principal  balance  of the Term  Notes,  Line of
     Credit  Notes and the Swing  Line Notes  shall be due and  payable on their respective Maturity Dates.

          (b) Subject to the definition of Interest  Period in the case of LIBOR
     Rate  Advances,  whenever any payment  hereunder or under any Note shall be due on a day  other  than a  Business  Day,  the date for  payment  of such amounts shall be extended to the next succeeding Business Day.

          (c) The Borrower shall make each payment  hereunder and under the Term
     Notes and Line of Credit Notes not later than 11:00 a.m.  (Denver  time) on the day when due in Dollars and in immediately available funds to the Agent for the account of the Lenders, unless such payment is scheduled to be made with  the  proceeds  of  a  Line  of  Credit  Advance  otherwise  available hereunder.  Subject to Section 2.1.3, the Agent will promptly distribute in
     Dollars  and in  immediately  available  funds to each  Lender its Pro Rata
     Percentage  of each such  payment  received by the Agent for the account of the Lenders.

          (d) The  Borrower  shall make each Swing Line Loan  payment  not later than 1:00 p.m.  (Denver  time) (in the case of Regular Swing Line Loans) or
     5:00 p.m.  (Denver  time) (in the case of Swing Line Bond Loans) on the day when due in Dollars and in

National Beef Packing Company Credit Agreement                                34

     immediately available funds to the Swing Line Lender unless such Swing Line
     Loan is being refinanced through Line of Credit Loans.

     4.2 Optional Prepayments of the Loans.

     The Borrower may at any time prepay the outstanding principal amount of any
Loan or Swing Line Loan, in either case in whole or in part, in accordance  with this Section 4.2. With respect to any  prepayment  other than  prepayments  made pursuant to the Agent's  routine  collection of Accounts in accordance  with the provisions  of the Security  Agreement,  the Borrower  shall give prior  written notice  of any such  prepayment  to the  Agent,  which  notice  shall  state the proposed date of such  prepayment  (which shall be a Business  Day), the Loan or
Swing Line Loan to be prepaid and the aggregate  amount of the  prepayment,  and which notice  shall be delivered to the Agent not later than 11:00 a.m.  (Denver time):  (a) with respect to any Base Rate  Advance,  on the date of the proposed prepayment,  and (b) with respect to any LIBOR Rate Advance,  three (3) Business
Days prior to the date of the proposed prepayment.  All prepayments of Base Rate
Advances shall be without  premium or penalty of any kind. All such  prepayments of LIBOR Rate Advances  shall be made together with accrued and unpaid  interest
(if any) to the date of such prepayment on the principal  amount prepaid without premium or penalty thereon;  provided,  however, that funding losses incurred by any Lender as  described  in Section 5.3 shall be payable  with  respect to each such prepayment.  All notices of prepayment shall be irrevocable and the payment amount  specified in each such notice shall be due and payable on the prepayment date  described  in such  notice,  together  with,  in the  case of  LIBOR  Rate
Advances,  accrued and unpaid interest (if any) on the principal  amount prepaid and any amounts due under Section 5.3. The Borrower shall have no optional right to prepay the principal  amount of any LIBOR Rate Advance other than as provided in this Section 4.2.  Voluntary  prepayments  of the Term Notes shall be applied pro rata to the remaining unpaid installments described in Section 4.3.

     4.3 Term Loan Installments.

     The principal amount  outstanding  under the Term Notes shall be payable in semi-annual  installments  on the last  Business  Day of each June and  December commencing June 30, 2011 in equal  installments of $3,500,133,  and in any event with any and all remaining principal  outstanding on the Maturity Date being due and payable on the Maturity Date.

     4.4 Mandatory Prepayments of Notes.

          (a) Mandatory Prepayments--Borrowing Base Deficiency. If at any time a
     Borrowing Base Deficiency exists, the Borrower shall immediately pay on the principal of the Swing Line Loans and the Line of Credit Loans an aggregate amount equal to such Borrowing Base Deficiency.  Any such payments shall be applied  to the Swing Line Loans  first,  then to the Line of Credit  Loans first  against Base Rate  Advances and then to LIBOR Rate Advances in order starting with the LIBOR Rate  Advances  having the shortest time to the end of the applicable Interest Period. Amounts paid on the Line of Credit Loans under  this  Section  4.4(a)  shall be for the  account  of each  Lender in proportion to its share of outstanding  Swing Line Loans and Line of Credit
     Loans.  If, after paying all outstanding  Line of Credit Loans, a Borrowing
     Base  Deficiency  still

National Beef Packing Company Credit Agreement                                35

     exists,  the Borrower shall pay into the Holding Account an amount equal to the amount of the remaining Borrowing Base Deficiency.

          (b) Other Mandatory  Prepayments.  Additional mandatory prepayments of the Term Notes and Line of Credit Notes shall be payable as follows: (i) on or before the 10th day after the receipt  thereof,  an amount  equal to any
     Excess  Disposition  Proceeds;  (ii) on or  before  the 10th day  after the receipt thereof,  an amount equal to any Excess Debt Proceeds;  (iii) on or before the 10th day after the receipt  thereof,  an amount  equal to 50% of any Excess Equity  Proceeds;  (iv) until the Funded Debt to EBITDA Ratio at the end of a Fiscal Year is less than or equal to 4.00 to 1.00, but greater than 3.50 to 1.00,  on or before the 120th day after the end of each of the
     Borrower's  Fiscal Years, an amount equal to seventy-five  percent (75%) of any  Unallocated  Cash  Flow  during  the  relevant  Fiscal  Year,  and (v)
     thereafter,  until the Funded  Debt to EBITDA  Ratio at the end of a Fiscal
     Year is less  than or equal to 3.50 to 1.00,  on or  before  the  120th day after the end of each of the  Borrower's  Fiscal Years,  an amount equal to fifty percent (50%) of any Unallocated Cash Flow during the relevant Fiscal
     Year.  All  prepayments  under this  Section 4.4 shall be applied (pro rata among the  Lenders)  first to the  unpaid  installments  due under the Term
     Notes in the inverse order of their  maturity  until all such  installments are paid, second to the outstanding  principal of the Line of Credit Notes, and third to the outstanding principal of the Swing Line Loans.

     4.5 Termination of the Line of Credit Loan Commitments.

     The  Borrower  shall have the  right,  upon at least  five  Business  Days'
written notice to the Lenders, to terminate the Line of Credit Loan Commitments,
(i) in whole, or (ii) in part, in a minimum amount of $5,000,000 and an integral multiple of $5,000,000,  but not to an amount less than  $50,000,000;  provided, however,  that any such termination  shall be accompanied,  (i) in the case of a termination  in whole,  by payment of the  Liabilities in full and the return or cash coverage  (pursuant to documentation in form and substance  satisfactory to the  Agent)  of any LC  then  outstanding,  or (ii)  in the  case  of a  partial termination,  payment of the Line of Credit Loans,  the Regular Swing Line Loans
and/or the LC Obligations to the extent  necessary to cause the Available Amount to be not less than  zero.  Any  partial  reduction  of the Line of Credit  Loan
Commitments pursuant to this Section 4.5 shall result in a reduction pro rata of the Line of Credit Loan Commitments of each of the Lenders.

                                   ARTICLE V
                 LIBOR RATE LOANS; INCREASED COSTS; TAXES, ETC.

     5.1 LIBOR Rate Advances.

     Anything in this Agreement to the contrary notwithstanding:

          (a) If any Lender shall notify the Agent that the  introduction  of or any change in or in the  interpretation  of any law or regulation  makes it unlawful, or that any central bank or other Governmental  Authority asserts that it is  unlawful,  for such Lender to perform its  obligations  to make
     LIBOR Rate Advances or to fund or maintain LIBOR Rate Advances  (whether or not such assertion carries the force of law), the obligation of

National Beef Packing Company Credit Agreement                                36

     such Lender to make,  roll over or convert  Loans into LIBOR Rate  Advances shall be  suspended  until the Agent  shall  notify the  Borrower  and such
     Lender that the circumstances  causing such suspension no longer exist, and the  existing  LIBOR  Rate  Advances  of such  Lender  shall  automatically convert,  on and as of the  date  of  such  notification,  into  Base  Rate
     Advances; provided that each Lender represents and warrants to the Borrower that as of the later of (i) the  Closing  Date or (ii) the date on which it shall have  executed  an  Assignment  and  Acceptance  pursuant  to Section
     13.23(a),  it has no actual  knowledge  that it would be unlawful  for such
     Lender to make LIBOR Rate Advances as contemplated.

          (b) If the Required  Lenders shall,  not later than 11:00 a.m. (Denver time)  one  Business  Day  before  the  date  of  any  requested  borrowing consisting of LIBOR Rate Advances, notify the Agent that the LIBOR Rate for
     LIBOR Rate Advances  comprising such borrowing will not adequately  reflect the cost to such  Required  Lenders of making or funding  their  respective
     LIBOR Rate  Advances for such  borrowing,  the  Borrower's  right to select
     LIBOR  Rate  Advances  for  such  borrowing  or  any  subsequent  borrowing respectively shall be suspended until the Required Lenders shall notify the
     Agent that the  circumstances  causing such suspension no longer exist, and the  Advances  comprising  such  requested  borrowing  shall  be Base  Rate
     Advances.

     5.2 Increased Costs.

     If,  due  to  either  (a)  introduction  of or  any  change  in  or in  the interpretation  of any law or regulation or (b) compliance with any guideline or request from any central bank or other  Governmental  Authority  (whether or not having the force of law),  there shall be any  increase in the cost or reduction in yield or rate of  return  to any  Lender  of  agreeing  to make or  making or maintaining  any LIBOR Rate Advance or maintaining  its Commitment or any to any
Issuer  issuing or  maintaining  any LC, with  respect  thereto  (other than any increase in income or franchise  taxes imposed on it by the  jurisdiction  under the laws of which such Lender is  organized  or the  jurisdiction  in which such
Lender's relevant office is located), then the Borrower shall from time to time, three (3) Business Days after written demand by such Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost,  reduction in yield or rate of return over a period not to exceed one hundred  eighty (180)
days, which amounts shall be due and payable at the end of such period, subject, however,  to the provisions of Section 12.10. Any request for payment under this
Section  5.2 will be  submitted  to the  Borrower  and the Agent by such  Lender within  sixty  (60)  days of such  occurrence  described  in this  Section  5.2, identifying  with  reasonable  specificity  the basis for and the amount of such increased  cost,  and shall be conclusive  and binding for all purposes,  absent manifest error.

     5.3 Funding Losses.

     The Borrower will indemnify each Lender against,  and reimburse each Lender on demand for,  any loss,  cost or expense  incurred or sustained by such Lender
(including  without  limitation,  any loss or expense  incurred by reason of the liquidation or  redeployment  of deposits or other funds acquired by such Lender to fund or maintain any LIBOR Rate Advance and/or loss of net yield) as a result of (a) any payment,  conversion, roll over, or prepayment of all or a

National Beef Packing Company Credit Agreement                                37

portion  of any  LIBOR  Rate  Advance  on a day  other  than  the last day of an
Interest Period for such LIBOR Rate Advance, (b) any payment,  conversion,  roll over or prepayment  (whether  required  hereunder or otherwise) of such Lender's
LIBOR Rate Advance  made after the  delivery of a notice of  borrowing  (whether oral or written)  but before the  proposed  date for such LIBOR Rate  Advance if such payment or prepayment  prevents the proposed  borrowing from becoming fully effective,  (c) after the Agent  receives a notice of borrowing,  the failure of any  LIBOR  Rate  Advance  to be made or  effected  by  such  Lender  due to any condition  precedent  to a  borrowing  not being  satisfied  or due to any other action  or  inaction  of the  Borrower  or (d) any  rescission  of a  notice  of borrowing or a notice of interest conversion. Any Lender demanding payment under this  Section  5.3 shall  deliver  to the  Borrower  and the  Agent a  statement reasonably setting forth the amount and manner of determining such loss, cost or expense,  which  statement  shall be  conclusive  and binding for all  purposes, absent  manifest error.  Compensation  owing to a Lender as a result of any such loss, cost or expense resulting from a payment,  prepayment,  conversion or roll over of a LIBOR Rate Advance shall include without  limitation,  an amount equal to the sum of (i) the amount of the net yield  that,  but for such  event,  such
Lender would have earned for the  remainder of the  applicable  Interest  Period plus (ii) any expense  incurred by such Lender.  Notwithstanding  any  provision herein to the  contrary,  each Lender shall be entitled to fund and maintain its funding of all of any part of the LIBOR Rate Advance in any manner it elects; it being understood, however, that all determinations hereunder shall be made as if the Lender had actually funded and maintained each LIBOR Rate Advance during the
Interest  Period for such Advance through the purchase of deposits having a term corresponding  to such Interest Period and bearing an interest rate equal to the
LIBOR  Rate for such  Interest  Period  (whether  or not the  Lender  shall have granted any participations in such Loans).

     5.4 Capital Adequacy Requirements.

          (a) If any Lender or Issuer  shall have  determined  that the adoption after the date of this Agreement of any applicable  law, rule or regulation regarding  capital  adequacy,  or any change therein after the date of this
     Agreement,  or any change in the  interpretation or administration  thereof after the date of this  Agreement by any  Governmental  Authority,  central bank or comparable agency charged with the interpretation or administration thereof,  or  compliance  by such  Lender or  Issuer  with any  request  or directive  regarding  capital adequacy  (whether or not having the force of law) of any such authority,  central bank or comparable agency issued after the date of this  Agreement,  affects or would affect the amount of capital required  or  expected  to be  maintained  by such  Lender or Issuer or any corporation  controlling such Lender or Issuer, and that the amount of such capital  requirement  is  increased,  or has or would  have the  effect  of reducing  the rate of  return on such  Lender's  or such  Issuer's  or such corporation's  capital to a level below that which such Lender or Issuer or such  corporation  could have  achieved  but for such  adoption,  change or compliance,  in each case as a  consequence  of its  obligations  hereunder
     (taking into  consideration such Lender's or Issuer's policies with respect to capital  adequacy),  then the  Borrower  shall pay to such  Lender  such additional amount or amounts as such Lender or Issuer reasonably determines to be sufficient to compensate such Lender or Issuer or such corporation in the light of such  circumstances,  for a period not to exceed  one  hundred eighty  (180) days,  which  amounts  shall be due and payable at the end of such period, subject to the provisions of Section 12.10.

National Beef Packing Company Credit Agreement                                38

          (b) A certificate  of such Lender or Issuer  setting forth such amount or amounts as shall be  necessary  to  compensate  such Lender or Issuer as specified in Section 5.4(a) above shall be delivered within sixty (60) days of such  occurrence  described in Section  5.4(a) above to the Borrower and shall be conclusive and binding,  absent manifest error. The Borrower shall pay such Lender or Issuer the amount  shown as due on any such  certificate within  fifteen  (15)  days  after  such  Lender or  Issuer  delivers  such certificate.  In  preparing  such  certificate,  such  Lender or Issuer may employ such  assumptions  and allocations of costs and expenses as it shall in good faith deem  reasonable  and may use any  reasonable  averaging  and attribution method.

     5.5 Taxes.

          (a)  Except as  otherwise  provided  in  Section  5.5(d),  any and all payments by the Borrower  hereunder or under the other Financing  Documents shall be made  free  and  clear of and  without  deduction  for any and all present  or future  taxes,  deductions,  charges or  withholdings,  and all liabilities with respect thereto, including without limitation, such taxes,
     deductions,   charges,  withholdings  or  liabilities  whatsoever  imposed, assessed,  levied or collected by any taxing  authority and all (other than to the extent due to the gross  negligence  or  willful  misconduct  of the relevant Lender, Issuer or Swing Line Lender) interest, penalties, expenses or similar liabilities with respect thereto ("Taxes"),  excluding, however, from the definition of Taxes, in the case of each Lender,  each Issuer, the
     Swing Line Lender and the Agent, (i) taxes imposed on its income (including penalties and interest  payable in respect  thereof),  and franchise  taxes imposed on it, by the  jurisdiction  under the laws of which  such  Lender, such  Issuer,  the Swing  Line  Lender or the Agent (as the case may be) is organized or any  political  subdivision  thereof and (ii) taxes imposed on its income  (including  penalties and interest payable in respect thereof), and franchise taxes imposed on it, by the applicable  jurisdiction in which such  Person's  relevant  office is  located or any  political  subdivision thereof.  If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender, any Issuer,  the Swing Line Lender or the Agent  (other than  payments  for which taxes are withheld  pursuant to the last  sentence of Section  5.5(d)
     under  circumstances in which the recipient is able to deliver the relevant forms under  applicable law), (i) the sum payable shall be increased as may be  necessary  so that after  making  all  required  deductions  (including deductions  applicable to  additional  sums payable under this Section 5.5)
     such  recipient  receives an amount equal to the sum it would have received had no such  deductions  been made and (ii) the Borrower shall pay the full amount  deducted to the relevant  taxation  authority or other authority in accordance with applicable law, less any credits due to the Borrower.

          (b) In  addition,  the  Borrower  agrees to pay any  present or future stamp or documentary  taxes or any other excise or property taxes,  charges or similar  levies which arise from any payment made hereunder or under any other  Financing  Document or from the execution,  delivery or registration of, or  otherwise  with respect to, this  Agreement or any other  Financing
     Document (hereinafter included within the definition of "Taxes").

          (c) The Borrower will  indemnify each Lender,  each Issuer,  the Swing
     Line Lender and the Agent for the full amount of Taxes  (including  without limitation,  any

National Beef Packing Company Credit Agreement                                39

     Taxes  imposed by any  jurisdiction  on amounts  payable under this Section
     5.5)  paid by such  Person  and any  liability  arising  therefrom  or with respect  thereto,  whether  or not such  Taxes  were  correctly  or legally asserted.  This indemnification shall be made within five (5) days from the date such Person makes written demand therefor;  provided, however, that to the extent that any such  recipient is  reimbursed  for any Taxes that were incorrectly  or  illegally  asserted  with  respect to the  Borrower,  such recipient  shall  promptly  return  to the  Borrower  the  amount  of  such reimbursement  net of any costs of  recovery  incurred  by such  recipient, together  with  any  interest  that  may  have  been  paid  by  the  taxing jurisdiction with respect thereto,  to the extent the Borrower has actually paid such recipient with respect thereto.

          (d) Prior to the date of any Lender becoming a Lender  hereunder,  and from time to time  thereafter if requested by the Borrower or the Agent (to the extent that such Person is still able to do so under  applicable  law), each Lender organized outside the United States shall provide the Agent and the Borrower with the forms  prescribed by the Internal  Revenue Service of the United States (including, without limitation, Form W-8BEN, Form W-8ECI, or  Form  W-9)  certifying  such  Lender's  exemption  from  United  States withholding  taxes with  respect to all  payments to be made to such Lender hereunder and under the other Financing Documents.  Unless the Borrower and the Agent  have  received  forms or other  documents  satisfactory  to them indicating that payments  hereunder or under the other Financing  Documents are not subject to United States withholding tax or are subject to such tax at a rate reduced by an  applicable  tax treaty,  the Borrower or the Agent shall  withhold taxes from such payments for the account and benefit of the
     Borrower at the applicable statutory rate in the case of payments to or for any Lender  organized  under the laws of a jurisdiction  outside the United
     States; provided,  however, that all such withholding for such Lender shall cease upon delivery by such Lender of the applicable  forms to the Borrower and Agent.

          (e)  Promptly  after  the date on which  payment  of any Taxes are due pursuant to applicable law, the Borrower will, at the request of the Agent, any Issuer or any Lender,  furnish to the Agent, such Issuer or such Lender evidence in form and substance  satisfactory  to the Agent,  such Issuer or such Lender,  that the Borrower has met its obligations  under this Section
     5.5.

          (f)  Without  prejudice  to  the  survival  of  the  Borrower's  other agreements,  the Borrower's  agreements and  obligations  contained in this
     Section 5.5 shall survive the payment in full of the Liabilities.

          (g) Each  Lender,  each Issuer and the Swing Line Lender  agrees that, upon the occurrence of any event giving rise to any payment by the Borrower pursuant  to this  Section 5.5 with  respect to such  Lender,  it will,  if requested by the Borrower,  use reasonable  efforts (subject to its overall policy  considerations)  to designate  another lending office for any Loans and other  extensions  of credit  affected by such event with the object of avoiding the consequences of such event; provided, that such designation is made on terms that, in such Lender's sole  judgment,  cause such Lender and
     its  lending   office(s)  to  suffer  no  economic,   legal  or  regulatory
     disadvantage.

National Beef Packing Company Credit Agreement                                40

                                   ARTICLE VI
                                      FEES.

     6.1 Non-Use Fee.

     The  Borrower  agrees to pay to the Agent for  distribution  to the Lenders
(based on their respective Pro Rata  Percentages) a quarterly non-use fee on the daily average  unused amount of the Line of Credit Loan  Commitments at the rate per annum for the relevant  Borrowing Base  Availability  Level set forth in the definition of Applicable  Margin (the "Non-Use  Fee").  The Non-Use Fee shall be due and  payable in arrears on the first day of each  January,  April,  July and
October  hereafter  through the Maturity  Date  applicable to the Line of Credit
Loans. A pro-rated  non-use fee shall be due and payable on the first day of the quarter  following the  Restatement  Date and on the Maturity Date applicable to the Line of Credit  Loans.  The  Non-Use  Fee shall be earned as it  accrues.  A pro-rated non-use fee shall be due and payable to the Lenders under the Existing
Credit  Agreement on the Restatement  Date. Swing Line Loans shall be considered usage of the Line of Credit Loan Commitments for purposes of this Section 6.1.

     6.2 LC Fees.

     The Borrower  agrees to pay to the Agent,  for  distribution to the Lenders
(based on their respective Pro Rata Percentages),  a quarterly fee in respect of each LC issued  hereunder (the "LC Fee"),  computed at the  applicable  rate per annum set forth in the  definition  of  Applicable  Margin on the daily  average amount available to be drawn under such LC for as long as it is outstanding. The quarterly  letter of credit fee shall be due and payable in arrears on the first day of each January, April, July and October hereafter through the Maturity Date applicable to the Line of Credit Loans.  A pro-rated  letter of credit fee shall be due and payable on the first day of the quarter  following  the Closing  Date and on the Maturity Date applicable to the Line of Credit Loans.  Each quarterly letter of credit fee shall be earned as it accrues.  The Borrower shall also pay to the Agent for the account of each Issuer the normal and customary  processing fees that such Issuer  charges in  connection  with the  issuance of or drawings under each such LC. A pro-rated letter of credit fee shall be due and payable to the Lenders under the Existing Credit Agreement on the Restatement Date.

     6.3 Calculation of Fees.

     The fees  payable  under  Sections 6.1 and 6.2 shall be  calculated  by the
Agent on the basis of a 360-day year,  for the actual days  (including the first day but  excluding  the last day)  occurring in the period for which such fee is payable.  Each determination by the Agent of fees payable under Sections 6.1 and
6.2 shall be conclusive and binding for all purposes, absent manifest error.

     6.4 Fees Not Interest; Nonpayment.

     The fees described in this Agreement  represent  compensation  for services rendered and to be rendered  separate and apart from the lending of money or the provision of credit and do not constitute  compensation for the use,  detention, or forbearance of money, and the Borrower's obligation to pay each fee described herein shall be in addition to, and not in lieu of, the

National Beef Packing Company Credit Agreement                                41

Borrower's  obligation to pay interest and expenses otherwise  described in this
Agreement.  Fees  shall  be  payable  when  due in  Dollars  and in  immediately available funds. All fees shall be non-refundable.

                                  ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Agent,  each  Issuer,  the Swing Line Lender and the
Lenders  to enter into this  Agreement  and to induce  each  Issuer to issue LCs under this Agreement,  the Borrower  represents and warrants to the Agent,  each
Issuer, the Swing Line Lender and the Lenders that the following  statements are and on each date  hereafter that the Borrower is required to execute and deliver a compliance certificate to the Agent, will be, true and correct:

     7.1 Judgments, Claims Litigation and Proceedings.

     Except as set forth on Exhibit 7A or as  disclosed  in writing to the Agent from time to time  hereafter,  no judgments are  outstanding  against either the
Borrower  or NBC,  nor is  there  now  pending  or  threatened  any  litigation, contested claim, or governmental proceeding by or against either the Borrower or
NBC, except for judgments and pending or threatened litigation, contested claims and governmental  proceedings  which are not, in the aggregate,  material to the
Borrower's financial condition, results of operations or business.

     7.2 Contract Defaults and Disputes.

     Except as set forth on Exhibit 7B or as  disclosed  in writing to the Agent from time to time  hereafter,  neither the Borrower nor NBC is in default  under any material contract, lease or commitment to which it is a party or by which it is  bound,  and  neither  the  Borrower  nor NBC knows of any  material  dispute relating  to any  contract,  lease,  or  commitment  which  is  material  to the continued financial success and well-being of the Borrower.

     7.3 Licenses, Patents, Etc.

     All of the Borrower's and NBC's licenses, patents,  copyrights,  trademarks and trade names and all of the Borrower's and NBC's  applications for any of the foregoing are set forth on Exhibit 7C. There is no action, proceeding,  claim or complaint pending or threatened to be brought against either the Borrower or NBC by any Person which might  jeopardize any of the Borrower's or NBC's interest in any of the foregoing licenses, patents,  copyrights,  trademarks, trade names or applications  and which, if successful,  would have a material adverse effect on the  Borrower's  consolidated  financial  condition,  results of  operations  or business.

     7.4 Title to Assets.

     Except for the security  interests  granted in the Security  Documents,  as permitted  under  Section  10.1 or as set forth on Exhibit 7D, both the Borrower and NBC own all of  their  respective  assets  free and  clear  of all  security interests, liens, claims, and encumbrances.  No Goods held by the Borrower, NBC,
NCI, NCI Leasing or KC Steak on  consignment  or under sale or return  contracts have been represented to be Inventory and no amounts receivable by the Borrower,
NBC,  NCI, NCI Leasing or KC Steak in respect of the sale of such Goods  (except

National Beef Packing Company Credit Agreement                                42

markups or  commissions  which have been fully  earned by either the Borrower or
NBC) have been  represented  to be Accounts.  The Borrower  represents  that all amounts in the form of ordinary  trade  payables which are owing to suppliers of any of the  Inventory  of the  Borrower  or NBC have been paid when due and that none of such suppliers has asserted any interest in the Inventory.  The Borrower will furnish, at the Agent's request, the names and addresses of all Persons who supply Inventory to the Borrower,  NBC, NCI, NCI Leasing or KC Steak who deliver
Goods to the Borrower, NBC, NCI, NCI Leasing or KC Steak on consignment or under sale or return contracts.

     7.5 Tax Liabilities.

     The Borrower and NBC each have filed all federal and all other material tax reports  and  returns  required  by any law or  regulation  to be filed  and the
Borrower  and NBC each have  either  duly paid all  taxes,  duties  and  charges indicated  to be due on the  basis of such  returns  and  reports  or have  made adequate  provision for the payment thereof,  and the assessment of any material amount  of  additional  taxes in  excess  of  those  paid  and  reported  is not reasonably  expected.  The  reserves  for  taxes  reflected  on  the  Borrower's consolidated  balance sheet are materially adequate in amount for the payment of all of the  Borrower's  consolidated  liabilities  for all taxes (whether or not disputed) accrued through the date of such balance sheet.  There are no material unresolved  questions  or claims  concerning  any tax  liability  of either  the
Borrower or NBC, except as described on Exhibit 7E or as disclosed in writing to the Agent from time to time hereafter.

     7.6 Indebtedness and Producer Payables.

     Except  (a) for the Loans and Swing Line  Loans  from the  Lenders  and the
Swing Line Lender respectively,  and the LC Obligations, each as contemplated by this  Agreement;  (b) as  disclosed  on Exhibit 7F; and (c) as  disclosed on the financial statements  identified in Section 7.16 of this Agreement,  neither the
Borrower nor NBC has any other  indebtedness,  known  contingent  obligations or liabilities,  outstanding  bonds,  letters of credit or acceptances to any other
Person or loan  commitments  from any other Person which in the  aggregate,  are material to the Borrower's financial position.  The Borrower's or NBC's Producer
Payables, other than those being contested in good faith by any of such Persons, are not past due.

     7.7 Other Fictitious Names.

     During the preceding five (5) years,  neither the Borrower nor NBC has been known by or used any fictitious  name, or changed its  organizational  form, the location of its chief executive  office, or the jurisdiction of its organization except as disclosed on Exhibit 7G.

     7.8 Affiliates.

     Neither the Borrower nor NBC has any  Affiliates,  other than those Persons disclosed on Exhibit 7H or those  disclosed in writing to the Agent from time to time hereafter, and the legal relationships of both the Borrower and NBC to each such Affiliate are accurately and completely described thereon.

National Beef Packing Company Credit Agreement                                43

     7.9 Environmental Matters.

     Except as  disclosed  on Exhibit 7I or as disclosed in writing to the Agent from time to time  hereafter,  (a) neither the Borrower nor NBC has received any notice to the effect,  and does not have any  knowledge,  that their  respective operations  are not in  compliance  with any of the  requirements  of applicable
federal,  state  and  local  environmental,   health  and  safety  statutes  and
regulations  ("Environmental  Laws") or are the  subject of any federal or state investigation  evaluating  whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance  or remedial  action could have a material  adverse effect on the consolidated business,  operations, assets or condition (financial or otherwise)
of the Borrower;  (b) there have been no releases of hazardous  materials at, on or  under  either  the  Borrower's  or NBC's  premises  that,  singly  or in the aggregate,  have,  or may  reasonably  be expected to have,  a material  adverse effect on the consolidated financial condition,  operations, assets, business or prospects of the Borrower; (c) there are no underground storage tanks, active or abandoned,  including petroleum storage tanks, on or under either the Borrower's or NBC's premises that,  singly or in the aggregate,  have, or may reasonably be expected  to have,  a  material  adverse  effect on the  consolidated  financial condition,  operations,  assets,  business or  prospects  of the  Borrower;  (d)
neither the Borrower nor NBC has directly  transported or directly  arranged for the  transportation of any hazardous material to any location which is listed or
proposed  for  listing  on  the  National   Priorities   List  pursuant  to  the
Comprehensive Environmental Response, Compensation and Liability Act of 1980, as
amended  from time to time,  or on any similar  federal,  state or local list or which is the subject of  federal,  state or local  enforcement  actions or other investigations  which may lead to claims  against either the Borrower or NBC for any remedial work,  damage to natural  resources or personal  injury,  including
claims  under  the  Comprehensive   Environmental  Response,   Compensation  and
Liability  Act of 1980,  as amended from time to time,  that are material in the aggregate to the Borrower's consolidated financial position; and (e) to the best of both the Borrower's and NBC's knowledge,  no conditions exist at, on or under either the Borrower's or NBC's premises which,  with the passage of time, or the giving  of  notice  or  both,  would  give  rise  to  any  liability  under  any
Environmental   Laws  that  would  be  material   relative  to  the   Borrower's
consolidated financial position.

     7.10 Bank Accounts.

     Exhibit 7J sets forth,  as of the  Closing  Date,  the account  numbers and location of each of the  Borrower's and NBC's bank accounts  (including  blocked accounts).

     7.11 Other Agreements or Restrictions.

     Except as disclosed on Exhibit 7K,  neither the Borrower nor NBC is a party to any contract or agreement or subject to any  restriction  which restricts the conduct of its respective business which could have a material adverse effect on the consolidated financial condition,  operations, assets, business or prospects of the  Borrower.  Neither  the  Borrower  nor  NBC is in  default  under  or in violation of any Governmental  Requirement related to the Loans, the LCs, or the
Swing Line Loans or any other Governmental  Requirement which default could have a material adverse effect on the Borrower's  consolidated  financial  condition, operations, assets, business or prospects. Neither the execution and delivery of the  Financing  Documents or the

National Beef Packing Company Credit Agreement                                44

Bond Documents,  nor the consummation of the transactions  contemplated thereby, nor  fulfillment of and compliance  with the  respective  terms,  conditions and provisions  thereof,  will  conflict  with or  result  in a breach of any of the terms,  conditions or provisions of, or constitute a default under, or result in any material  violation  of, or result in the creation or imposition of any lien or security  interest on any of the  Collateral  pursuant to: (a) any agreement, instrument or document  pertaining  to the  governance of either the Borrower or
NBC; (b) any Governmental  Requirement applicable to either the Borrower or NBC;
(c) any  order,  writ,  injunction  or decree of any  court;  or (d) the  terms, conditions or provisions of any material agreement or instrument to which either the Borrower or NBC is a party or by which the Borrower, NBC or their respective properties is bound or to which the Borrower, NBC or their respective properties is subject in any material respect.

     7.12 [Intentionally Omitted].

     7.13 Existence.

     The Borrower is a limited liability company duly organized and in existence under the laws of the State of  Delaware.  The  Borrower is duly  licensed to do business in all states  where the nature and extent of the business it transacts or the ownership of its assets make such licensing  necessary,  except for those jurisdictions  in  which  the  failure  to be so  licensed  would  not,  in  the aggregate,  have  a  material  adverse  effect  on the  Borrower's  consolidated financial condition, results of operations or business.

     7.14 Authority.

     The  Borrower's  execution  and  delivery  of  this  Agreement,  the  other
Financing  Documents  and  the  Bond  Documents,  and  the  performance  of  its obligations hereunder and thereunder,  (a) are within the Borrower's powers; (b)
are duly authorized by the Borrower's managers and, if necessary, the Borrower's members;  (c) are not in contravention of any material law or laws, or the terms of the Borrower's operating agreement, or other organizational  documents, or of any  indenture,  agreement or undertaking to which the Borrower is a party or by which the  Borrower  or any of the  Borrower's  property  is  bound;  (d) do not
require  any  governmental  consent,   registration  or  approval;  (e)  do  not
contravene  any  contractual  or  governmental   restriction  binding  upon  the
Borrower;  and (f)  will  not,  except  as  contemplated  or  permitted  by this
Agreement,  result in the imposition of any lien,  charge,  security interest or encumbrance  upon any of the Borrower's  property under any existing  indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument  to which the  Borrower is a party or by which the Borrower or any of the Borrower's property may be bound or affected.

     7.15 Binding Effect.

     This Agreement,  the other  Financing  Documents and the Bond Documents set forth  the  legal,  valid  and  binding  obligations  of the  Borrower  and  are enforceable against the Borrower in accordance with their respective terms.

     7.16 Correctness of Financial Statements.

National Beef Packing Company Credit Agreement                                45

     The financial statements delivered by the Borrower and, after the Effective
Date, NBC to the Agent, the Swing Line Lender and the Lenders present fairly the
Borrower's and NBC's respective financial  condition,  and have been prepared in accordance  with GAAP  consistently  applied.  Since  the end of the  Borrower's
Fiscal Year 2006, there has been no materially  adverse change in the Borrower's condition or operations,  and neither the Borrower nor NBC has granted a Lien on any of their  respective  assets or properties since such date other than as set forth on Exhibit 7D. As of each date  hereafter that the Borrower is required to execute and deliver a  compliance  certificate  to the Agent,  there has been no materially adverse change in the Borrower's condition or operation,  and (unless otherwise  permitted  in this  Agreement)  neither has the  Borrower nor NBC has granted a Lien on any of their respective assets or properties since the date of the most recent financial statement delivered to the Agent and the Lenders.

     7.17 Employee Controversies.

     There are no controversies  pending or threatened  between the Borrower and any of its  employees,  or  between  NBC and any of its  employees,  other  than employee  grievances  arising in the ordinary course of either the Borrower's or
NBC's  respective  business  which are not,  in the  aggregate,  material to the
Borrower's  continued  financial success and well-being and employee  grievances which are disclosed in writing to the Agent from time to time hereafter.

     7.18 Compliance with Laws and Regulations.

     The  Borrower  and NBC  each  are in  compliance  with  all  laws,  orders, regulations and ordinances of all federal, foreign, state and local Governmental
Authorities relating to the Borrower's and NBC's business operations and assets, except for laws,  orders,  regulations  and  ordinances,  the violation of which would not have a material  adverse  effect on the value of the Collateral or the
Agent's interest in any of the Collateral and, in the aggregate,  would not have a material adverse effect on the Borrower's  consolidated  financial  condition, results of operations or business.

     7.19 Solvency.

         The  Borrower and NBC each are  solvent,  able to pay their  respective debts  generally as such debts mature,  and have capital  sufficient to carry on their  business and all  businesses in which the Borrower and NBC each expect to engage. The saleable value of each of the Borrower's and NBC's total assets at a fair  valuation,  and at a present  fair  saleable  value,  are greater than the amount of each of the  Borrower's  and NBC's total  obligations  to all Persons.
Neither the  Borrower  nor NBC will be rendered  insolvent  by the  execution or delivery of this  Agreement,  the other  Financing  Documents,  the Brawley Beef
Acquisition Documents,  the Intercompany  Financing Documents,  the Contribution
Agreement or by the transactions contemplated hereunder or thereunder.

     7.20 ERISA Matters.

          (a) Each  Plan is in  compliance  in all  material  respects  with the applicable  provisions  of ERISA,  the IRC and other Federal or state Laws, and each Plan that is intended to qualify under  Section  401(a) of the IRC
     has  received  a  favorable   determination  letter  from  the  IRS  or  an
     application  for such a letter is currently being

National Beef Packing Company Credit Agreement                                46

     processed by the IRS with respect  thereto and, to both the  Borrower's and
     NBC's best  knowledge,  nothing has occurred which would prevent,  or cause the loss of, such  qualification.  The Borrower,  and NBC and each of their
     ERISA Affiliates have made all required  contributions to each Plan subject to Section 412 of the Code, and no  application  for a funding waiver or an extension of any  amortization  period  pursuant to Section 412 of the Code has been made with respect to any Plan.

          (b) There are no pending  or, to either the  Borrower's  or NBC's best knowledge,  threatened  claims,  actions  or  lawsuits,  or  action  by any
     Governmental  Authority,  with respect to any Plan that could reasonably be expected to have a material  adverse effect on the Borrower's  consolidated financial condition,  results of operations,  business or prospects.  There
     has  been  no  prohibited   transaction   or  violation  of  the  fiduciary
     responsibility rules with respect to any Plan that has resulted or could be reasonably  expected  to  result  in  a  material  adverse  effect  on  the
     Borrower's   consolidated  financial  condition,   results  of  operations,
     business or prospects.

          (c) (i) No ERISA Event  (except as set forth in  Schedule  7.20(c)(i))
     has occurred or is reasonably  expected to occur;  (ii) no Pension Plan has any Unfunded Pension  Liability;  (iii) neither the Borrower,  nor NBC, nor any ERISA Affiliate of either has incurred, or reasonably expects to incur, any  liability  under Title IV of ERISA with  respect to any  Pension  Plan
     (other than premiums due and not  delinquent  under Section 4007 of ERISA);
     (iv) neither the Borrower,  nor NBC, nor any ERISA  Affiliate of either has incurred,  or reasonably  expects to incur, any liability (and no event has occurred  which,  with the giving of notice  under  Section  4219 of ERISA, would result in such  liability)  under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower, nor NBC, nor any ERISA  Affiliate of either has engaged in a  transaction  that could be subject to Sections 4069 or 4212(c) of ERISA.

     7.21 Margin Security.

     Neither the Borrower nor NBC owns any margin security and none of the loans advanced  hereunder  shall be used for the purpose of purchasing or carrying any margin  securities  or for the purpose of reducing or retiring any  indebtedness which was originally incurred to purchase any margin securities or for any other purpose not permitted by  Regulations T, U or X of the Board of Governors of the
Federal Reserve System.

     7.22 Investment Company Act Not Applicable.

     Neither  the  Borrower  nor NBC is an  "investment  company",  or a company
"controlled"  by an "investment  company",  within the meaning of the Investment
Company Act of 1940, as amended.

     7.23 [Intentionally Omitted].

     7.24 No Consent.

     The Borrower's execution, delivery and performance of, and the effectuation of the  transactions  contemplated  under,  this Agreement,  the other Financing
Documents,  the Brawley

National Beef Packing Company Credit Agreement                                47

Beef  Acquisition   Documents  and  the  Bond  Documents,   and  the  borrowings
contemplated herein, do not require the consent or approval of any other Person, except such  consents or approvals as have been  obtained or will be obtained by the Restatement Date, and such consents or approvals relating to the acquisition of the assets of Brawley  Beef for which the  failure to obtain  will not have a material  adverse effect on either the Borrower's or NBC's financial  condition, results of operations,  business or prospects.  Neither the Borrower nor NBC has otherwise failed to obtain any material governmental consent, approval, license, permit, franchise or other governmental authorization necessary to the ownership of any of its properties or the conduct of its business.

     7.25 Full Disclosure.

     The factual  information taken as a whole in the materials  furnished by or on behalf of the  Borrower  and NBC to the Agent,  any Lender,  any Issuer,  the
Swing Line Lender,  or any Existing Lender for purposes of or in connection with
the  transactions   contemplated  under  this  Agreement,  the  Existing  Credit
Agreement, the other Financing Documents and the Bond Documents does not contain any untrue  statement  of a  material  fact or omit to state any  material  fact necessary to keep the statements  contained  therein from being misleading as of the date of this  Agreement,  and  thereafter  as  supplemented  by  information provided to the Agent and the  Lenders,  any Issuer and the Swing Line Lender in
writing  pursuant  to  this  Agreement.  The  financial  projections  and  other financial information furnished to the Agent and the Lenders by the Borrower and
NBC, and to be delivered under Section 9.1 of this  Agreement,  were prepared in good faith on the basis of information and assumptions that the Borrower and NBC each believed to be reasonable as of the date of such information.

     7.26 Intellectual Property.

     Except  as set  forth in  Exhibit  7C,  the  Borrower  and NBC each owns or possesses  (or will be  licensed  or  otherwise  have the full right to use) all intellectual  property which is necessary for the operation of their  respective businesses,  without any known conflict with the rights of others. Except as set forth in Exhibit 7L, no product of either the Borrower or NBC infringes upon any intellectual  property  owned by any other Person and no claim or  litigation is pending or (to both the Borrower's and NBC's  knowledge)  threatened  against or affecting such Person,  contesting  either the Borrower's or NBC's right to sell or to use any  product  or  material,  in any case  which  could have a material adverse effect on the Borrower's  consolidated financial condition,  operations, assets,  or  business.  Neither the  Borrower  nor NBC has violated any of their respective  obligations  with respect to any material patent,  trademark,  trade name, service mark, copyright or license owned or used by either the Borrower or
NBC.

     7.27 Compliance with Federal Food Security Act.

     The Borrower and NBC each have adequate  procedures in place to insure that
Collateral purchased by either the Borrower or NBC is free of security interests in favor of Persons  other than the Agent in  accordance  with the Federal  Food
Security  Act. The Borrower and NBC each will furnish,  at the Agent's  request, the names and  addresses  of all  Persons  who  supply  Inventory  to either the
Borrower  or  NBC  or  who  deliver  Goods  to  either  the  Borrower  or NBC on consignment or under sale or return contracts.

National Beef Packing Company Credit Agreement                                48

     7.28 Survival of Warranties.

     All  representations  and warranties  contained in this Agreement or any of the other  Financing  Documents shall survive the execution and delivery of this
Agreement  and  shall be true on the  date of this  Agreement  and on each  date hereafter  on which the Borrower is required to execute and deliver a compliance certificate to the Agent,  until the  Liabilities  shall be paid in full and the
Commitments have been fully terminated in accordance with the provisions of this
Agreement.

     7.29 CoBank Equity Interests.

     So long as CoBank is a Lender  under  this  Agreement,  the  Borrower  will acquire equity in CoBank in such amounts and at such times as CoBank may require in accordance with CoBank's Bylaws and Capital Plan (as each may be amended from time to time), except that the maximum amount of equity that the Borrower may be required to purchase in CoBank in connection with the Loans and Swing Line Loans made by  CoBank  under  this  Agreement  shall not  exceed  the  maximum  amount permitted by CoBank's  Bylaws as of the date of this  Agreement.  The rights and obligations  of the parties  with  respect to such equity and any  distributions made on account  thereof or on account of the  Borrower's  patronage with CoBank
shall  be  governed  by  CoBank's   Bylaws,   except  that  if  CoBank  sells  a
participation in a portion of any Loans due to CoBank, such portion of the Loans due to CoBank  shall not be entitled  to  patronage  distributions.  A sale of a participation  interest may include  certain  voting rights of the  participants regarding the loans hereunder  (including without limitation the administration, servicing and enforcement thereof). The Borrower hereby consents and agrees that the amount of any  distributions  with respect to the Borrower's  patronage with
CoBank that are made in qualified  written  notices of allocation (as defined in
26 U.S.C.  ss. 1388) and that are  received by the Borrower  from CoBank will be taken into  account by the  Borrower at the stated  Dollar  amounts  whether the distribution is evidenced by a stock certificate or other form of written notice that such  distribution  has been made and  recorded in the  Borrower's  name on
CoBank's  records.  The Loans  due to  CoBank  under  this  Agreement  and other
Indebtedness  due to CoBank hereunder shall be secured by a statutory first Lien on all equity that the Borrower may now own or hereafter acquire in CoBank. Such equity shall not, however, constitute security for Indebtedness due to any other
Lender  under  this  Agreement.  CoBank  shall  not be  obligated  to set off or otherwise apply such equities to the Borrower's Indebtedness to CoBank.

                                  ARTICLE VIII
                                   CONDITIONS

     8.1 Conditions to the Restatement Date and the Initial Borrowing.

     The occurrence of the Restatement  Date,  each Lender's  obligation to make its Loans, the Swing Line Lender's  obligation to make the Swing Line Loans, and each  Issuer's  obligation  to issue  one or more LCs  comprising  a part of the initial borrowing hereunder, are subject to the following conditions precedent:

          (a) Documents.

National Beef Packing Company Credit Agreement                                49

               The Agent shall have  received,  appropriately  dated and in form and substance  reasonably  satisfactory  to the Agent  (together  with original counterparts or copies, as the case may be, for each Lender), the  documents  listed  on the  List of  Closing  Documents  which  is attached as Exhibit 8A.

          (b)  Actions and Events.

               (i) Payment of Fees and Expenses.

               The  Borrower  shall  have  paid all fees  due on or  before  the
          Restatement  Date as specified herein or in the Agent's Letter and all fees and  expenses  of or  incurred  by the Agent and its  special and local counsel to the extent billed on or before the Restatement Date;

               (ii) No Prohibitions.

               No law or regulation  shall prohibit,  and no order,  judgment or decree of any Governmental Authority shall prohibit, and no litigation shall be pending or threatened which would enjoin, prohibit,  restrain or otherwise  adversely  affect the  consummation of the  transactions contemplated under the Financing Documents, the Intercompany Financing
          Documents  and  Brawley  Beef  Acquisition  Documents,  or which would otherwise  have a material  adverse effect on either the Borrower's or
          NBC's financial condition, results of operations or business;

               (iii) Material Adverse Change.

               No material adverse change shall have occurred since: (i) the end of Fiscal  Year 2006,  or (ii) the date of the most  recent  Financial
          Statement delivered to the Agent and the Lenders, as applicable,  with respect to:

               (A) the Borrower's and its Subsidiaries'  condition (financial or otherwise), business, assets, liabilities (actual or contingent), operations or prospects;

               (B) the  syndication  markets  for credit  facilities  similar in nature to those discussed in this Agreement; or

               (C) the  financial,  banking  or capital  markets,  the effect of which would have an adverse  change or effect in the  syndication market;

          in each case, as determined by the Agent in its sole discretion.

               (iv) Wiring Instructions.

               The Agent shall have received wiring instructions with respect to the  proceeds of the Loans and Swing Line Loans (if any) to be made on the Restatement Date;

               (v) Other Documents.

National Beef Packing Company Credit Agreement                                50

               The Borrower and NBC each shall have taken such actions,  and the
          Agent  shall  have  received  such other  documents,  as the Agent may reasonably request; and

               (vi) Compliance.

               Each of the Borrower's and NBC's  representations  and warranties contained in this Agreement shall be true on and as of the Restatement
          Date as if such representations and warranties had been made on and as of the Restatement  Date, and no Default or Matured Default shall have occurred and be  continuing  or shall exist,  as evidence by a current compliance  certificate in the format  required to be delivered to the
          Agent from time to time in accordance with Section 9.1.

               (vii) Availability.

               Except in the case of a Swing Line Bond Loan,  the Borrowing Base
          Availability is not less than $50,000,000.

8.2  Conditions  Precedent  to  All  Borrowings,  Conversions,  Roll  Overs  and
     Issuances of Letters of Credit.

     Each  Lender's  obligation  to make (or  convert or roll over) a Loan,  the
Swing Line  Lender's  obligation  to make Swing Line  Loans,  and each  Issuer's obligation  to issue an LC on the  occasion  of each  borrowing  (including  the initial borrowing),  conversion, roll over or issuance of an LC shall be subject to the further condition  precedent that the following  statements shall be true
(and the Borrower's  acceptance of the proceeds of each borrowing,  the delivery of the  notice  of  interest  conversion  under  Section  3.2 in the  case  of a conversion or roll over, or the delivery of the  Application  in the case of the issuance of an LC, shall be deemed to constitute a  representation  and warranty by the Borrower  that on the date of such  borrowing,  conversion,  roll over or issuance of LC such  statements  are true) and on the date of each borrowing the
Agent shall have received a certificate  (dated the date of such borrowing) from a  responsible  officer of the Borrower  certifying  that all  conditions  under
Section 8.1 have been satisfied and that such statements are true:

          (a) The Borrower is duly authorized and empowered to make such request for borrowing,  conversion, roll over or issuance of LC and such borrowing, conversion,  roll over or issuance of LC will not violate any  Governmental
     Requirement;

          (b) No  material  adverse  change  has  occurred  with  respect to the
     Borrower's  consolidated  financial  condition,   business,  operations  or
     prospects since the date of the last audited financial statements delivered to the Agent and the Lenders;

          (c) The representations and warranties set forth in Article 7 are true and correct with the same effect as if then made  (unless  stated to relate solely to an earlier date, in which case the representations and warranties shall be true and correct as of such earlier date);

National Beef Packing Company Credit Agreement                                51

          (d) No event has occurred and is continuing, or would result from such borrowing,  conversion,  roll over or issuance of LC, which  constitutes  a
     Default or a Matured Default;

          (e) The Borrower has delivered to the Agent its notice of borrowing or notice of interest conversion;

          (f) The Borrower has complied with any  post-closing  requirements  of the Agent by the deadline for such requirements; and

          (g) With respect to the issuance of any LC, the Borrower has delivered to the Agent an Application for such LC as described in Section 2.2(b).

                                   ARTICLE IX
                             AFFIRMATIVE COVENANTS.

     The Borrower  covenants  and agrees that from the date of execution  hereof until the  Liabilities  are paid in full, and the  Commitments,  all LCs and all other  obligations  of the Agent,  the  Issuers,  the Swing Line  Lender and the
Lenders  hereunder  are finally  terminated,  the Borrower will comply (and will cause NBC to comply) with the following provisions of this Article 9:

     9.1 Financial Statements.

     Except as otherwise expressly provided for in this Agreement,  the Borrower and NBC each shall  keep  proper  books of record and  account in which full and true entries will be made of all dealings and  transactions of or in relation to the  Borrower's  and  NBC's  business  and  affairs,  in  accordance  with  GAAP consistently  applied in all material respects,  and the Borrower shall cause to be  furnished  to the  Agent  and the  Lenders,  from time to time and in a form acceptable to the Agent,  such information as the Agent may reasonably  request, including  without  limitation,  the following as to the Borrower and/or NBC (as the case may be):

          (a) as soon as practicable and in any event

               (1)  within  thirty  (30)  days  after  the end of  each  monthly accounting  period in each Fiscal Year (as measured at the end of such monthly accounting period) or

               (2) by the end of each  Business  Day (as  measured at the end of the  immediately  preceding  Business Day) whenever the Borrowing Base
          Availability at the end of any such monthly accounting period was less than  $60,000,000  until such time as the Borrowing Base  Availability exceeds  $75,000,000 at the end of any subsequent  monthly  accounting period,

a Borrowing Base Certificate of the chief financial or other authorized  officer of the Borrower;

               (b) as soon as  practicable  and in any event within  thirty (30)
          days  after the end of each  fiscal  quarter in each  Fiscal  Year (i)
          consolidated  (and, in the case of NBC,  consolidating)  statements of income and  retained  earnings  for such  fiscal  quarter  and for

National Beef Packing Company Credit Agreement                                52

          the period from the  beginning of the then current  Fiscal Year to the end of such fiscal  quarter,  and a consolidated  (and, in the case of
          NBC,  consolidating)  balance  sheet  as of  the  end of  such  fiscal quarter,  setting forth in each case in comparative form,  figures for the  corresponding  periods  in  the  preceding  Fiscal  Year,  all in reasonable  detail and certified as accurate by the chief financial or other  authorized  officer,  subject to changes  resulting from normal year-end  adjustments,  (ii) copies of  statements  of cash flow,  and
          (iii)  a  compliance  certificate  of the  chief  financial  or  other authorized  officer of the Borrower in substantially the form attached as Exhibit 9A;

               (c) as soon as  practicable  and in any event  within one hundred twenty  (120)  days after the end of each  Fiscal  Year,  (i)  audited consolidated  (and, in the case of NBC,  consolidating)  statements of income,  retained earnings and changes in the financial  condition for each year, and a consolidated (and, in the case of NBC, consolidating)
          balance  sheet  for  such  year,   setting  forth  in  each  case,  in
          comparative form, corresponding figures as of the end of the preceding
          Fiscal Year, all in reasonable detail and satisfactory in scope to the
          Agent  and  certified  to the  Borrower  by  KPMG  LLP or  such  other independent  public  accountants  as are  selected by the Borrower and satisfactory  to the  Agent,  whose  opinion  shall  be in  scope  and substance  satisfactory to the Agent, (ii) a true and complete copy of the management letter from KPMG LLP or such other  independent  public accountants  as are selected by the Borrower and  satisfactory  to the
          Agent, in connection with such audited financial statements; and (iii)
          a compliance certificate; and

               (d) as soon as  practicable  and in any event within  thirty (30)
          days after the end of each Fiscal Year, a month by month operating and capital budget for the then current  Fiscal Year and annual  operating and capital budgets for the three following Fiscal Years.

     9.2 Conduct of Business.

     Except as contemplated by this Agreement,  the Borrower and NBC each shall:
(a) not fail to maintain their respective  existence and not fail to maintain in full force and effect all material licenses, bonds, franchises, leases, patents, contracts  and other rights  necessary or  appropriate  which if not  maintained could be reasonably expected to have a material adverse effect on the Borrower's consolidated financial condition, operations, assets, business or prospects; (b)
continue in, and limit each of the Borrower's and NBC's  operations to, the same general  line of business as that  presently  conducted by the Borrower and NBC;
(c)  comply  with  all  applicable  laws  and  regulations  of any  Governmental
Authority,  except for such laws and  regulations  the  violation of which would not,  in the  aggregate,  have  a  material  adverse  effect  on the  Borrower's consolidated  financial  condition,  results of operations or business;  and (d)
keep and  conduct  their  respective  businesses  separate  and  apart  from the business of the Borrower's Affiliates;  provided, however, that the Borrower may enter into  transactions  with its Affiliates as long as such  transactions  are entered into in the ordinary course of the Borrower's  business,  and as long as
such   transactions  are  not  less  favorable  to  the  Borrower  than  similar transactions with non-Affiliates would be.

National Beef Packing Company Credit Agreement                                53

     9.3 Maintenance of Properties.

     The Borrower and NBC each shall keep its real estate, leaseholds, equipment and other fixed assets in good condition,  repair and working order, normal wear and tear excepted.

     9.4 Liability Insurance.

     The Borrower and NBC each shall  maintain,  at the Borrower's  and/or NBC's own expense (as the case may be),  such public  liability  and  property  damage insurance as is ordinarily  maintained by other companies in similar businesses, provided  that in no event shall such  public  liability  insurance  provide for
coverage  less  than   $10,000,000   per  occurrence  for  personal  injury  and
$10,000,000 per occurrence for property damage. Each of the Borrower's and NBC's public  liability  insurance  may  provide  for a  deductible  of not more  than
$500,000 per  occurrence.  All such  policies of insurance  shall be in form and with  insurers  reasonably  acceptable  to the  Agent  and  proper  certificates evidencing  the same,  shall be  provided  to the Agent  within ten (10) days of receipt thereof.

     9.5 Property Insurance.

     At the  Borrower's  own cost and  expense,  or at the cost and expense of a
Subsidiary, in the case of property owned by such Subsidiary, the Borrower shall keep all of its and its Subsidiaries' assets fully insured,  with carriers,  and in  amounts  acceptable  to the  Agent,  against  the  hazards  of fire,  theft, collision,  spoilage,  hail,  those  covered by  extended  or all risk  coverage insurance  and such  others as may  reasonably  be  required  by the Agent.  The
Borrower  shall  cause to be  delivered  to the  Agent the  proper  certificates evidencing  the same.  All such policies  covering the  Borrower's  assets shall provide,  in manner  satisfactory  to the Agent,  that any  amounts in excess of
$500,000  payable under such  policies  shall be payable first to the Agent (for the ratable benefit of the Lenders),  as the Agent's  interest may appear.  Each such policy covering the Borrower's  assets shall include a provision for thirty
(30) days' prior written notice to the Agent of any  cancellation  or expiration thereof  and show the Agent as lender  loss payee as  provided in a form of loss payable  endorsement  in form and substance  satisfactory  to the Agent.  In the event of any loss covered by any such policy covering the Borrower's assets, the
Borrower  shall direct the carrier named in such policy to make payment for such loss to the Agent for application to the Liabilities and not to the Borrower, or to  the  Borrower  and  the  Agent  jointly.  The  Borrower  irrevocably  makes, constitutes  and  appoints  the Agent  (and all  officers,  employees  or agents designated  by the  Agent)  as the  Borrower's  true  and  lawful  attorney  and agent-in-fact for the purpose of making, settling or adjusting claims under such policies of insurance after the occurrence of a Matured Default. If payment as a result of any  insurance  losses under such  policies of insurance  covering the
Borrower's assets shall be paid by check,  draft or other instrument  payable to the  Borrower,  or to the  Borrower  and the Agent  jointly,  the Agent (for the ratable  benefit of the Lenders) may endorse the Borrower's  name on such check, draft or other  instrument,  and may do such other  things as the Agent may deem advisable to reduce the same to cash. All loss recoveries  received by the Agent on account of any such  insurance  on the  Collateral  up to  $2,500,000  may be reinvested by the Borrower in the Collateral.  All loss  recoveries  received by the  Agent on  account  of any such  insurance  on the  Collateral  in excess of
$2,500,000 may be applied and credited by the Agent to the  Liabilities,  to the extent that there are at the time Liabilities outstanding,  or reinvested by the
Borrower in the Collateral in the

National Beef Packing Company Credit Agreement                                54

discretion  of the Agent.  The  Borrower  hereby  assigns all of the  Borrower's insurance  coverage  proceeds  to the  Agent  (for the  ratable  benefit  of the
Lenders) as additional  collateral  security for the Liabilities.  To the extent actually  received by the Agent in immediately  available funds, the Agent shall pay any surplus of insurance  proceeds from such insurance policies in excess of the Liabilities to the Borrower.  If the Borrower fails to procure  insurance as provided in this  Agreement,  or to keep the same in force,  or fails to perform any of its other  obligations  hereunder,  then the Agent  may,  at the  Agent's option,  and without  obligation  to do so,  obtain such  insurance  and pay the premium thereon for the account of the Borrower, or make whatever other payments the  Agent  may  deem  appropriate  to  protect  the  Agent's  security  for the
Liabilities.  Any such payments shall be additional Liabilities of the Borrower, each payable on demand and secured by the  Collateral.  Upon the Agent's written request, copies of the policies of insurance referred to in this Section 9.5 and in Section 9.4,  together with all  amendments and schedules  thereto,  shall be provided to the Agent by the Borrower.  The  Borrower's  insurance  policies are summarized on Exhibit 9B.

     9.6 Fixed Charge Coverage Ratio.

     If the Borrowing Base  Availability  is less than  $50,000,000 for five (5)
consecutive  Business Days, or less than $35,000,000 on any single Business Day, during any fiscal quarter, the Borrower shall have a Fixed Charge Coverage Ratio of at least  1.15 to 1.00 as at the end of such  fiscal  quarter.  The  Borrower shall  continue to maintain such minimum Fixed Charge  Coverage Ratio at the end of each subsequent fiscal quarter until the Borrowing Base Availability has been greater than or equal to $50,000,000 for at least 90 consecutive days.

     9.7 Pension Plans.

     The Borrower and NBC each shall:  (a) keep in full force and effect any and all Plans which are presently in existence or may, from time to time,  come into existence  under ERISA,  unless such Plans can be  terminated  without  material liability to the Borrower in connection with such termination (as  distinguished from any continuing funding obligation);  (b) make contributions to all Plans in a timely manner and in an amount  sufficient to comply with the  requirements of
ERISA; (c) comply with all requirements of ERISA which relate to such Plans; and
(d) notify the Agent  immediately  upon the  Borrower's  or NBC's receipt of any notice of the  institution of any proceeding or other action which may result in the termination of any Plan.  Notwithstanding  the  requirements of this Section
9.7,  either  the  Borrower's  or  NBC's  failure  to  comply  with  any of said requirements  shall not  constitute  a Default or a Matured  Default  under this
Agreement, unless such failure could result in the imposition on the Borrower or
NBC of a liability in excess of $1,000,000 on a consolidated  basis for both the
Borrower and NBC.

     9.8 Notice of Suit, Adverse Change, ERISA Event or Default.

     The  Borrower  and NBC each shall,  as soon as  possible,  and in any event within ten (10)  Business  Days after  either the  Borrower or NBC learns of the following,  give  written  notice  to the  Agent  of (a)  any  proceeding  being instituted or  threatened to be instituted by or against  either the Borrower or
NBC in any federal,  state,  local or foreign court or before any  commission or other  regulatory  body  (federal,  state,  local or foreign) for which  claimed damages  exceed  $2,000,000,  (b) any material  adverse  change in the business, assets or condition,  financial or

National Beef Packing Company Credit Agreement                                55

otherwise,  of either  the  Borrower  or NBC,  (c) any  ERISA  Event and (d) the
occurrence  of any Default or Matured  Default.  Within three (3) Business  Days after the Agent's receipt of such written  notice,  the Agent shall forward such notice to the Lenders.

     9.9 [Intentionally Omitted].

     9.10 Books and Records; Separate Existence.

     The Borrower and NBC each shall maintain proper books of record and account in accordance  with GAAP  consistently  applied in which true,  full and correct entries will be made of all of their respective  dealings and business  affairs.
If any changes in accounting  principles  from those used in the  preparation of the financial  statements  referenced in Section 7.16 are hereafter  required or permitted  by GAAP  and are  adopted  by  either  the  Borrower  or NBC with the concurrence of its independent  certified public accountants and such changes in
GAAP result in a change in the method of  calculation or the  interpretation  of any of the financial  covenants,  standards or terms found in Section 9.6 or any other  provision  of this  Agreement,  the  Borrower  and NBC each agree and the
Required  Lenders agree to amend any such affected terms and provisions so as to reflect such  changes in GAAP with the result that the  criteria for  evaluating either the Borrower's or NBC's financial  condition shall be the same after such changes in GAAP as if such  changes in GAAP had not been made.  The Borrower and
NBC each  shall do all things  necessary  to  maintain  its  separate  existence vis-a-vis its members.

     9.11 Laws and Obligations.

     The Borrower and NBC each shall comply with all  Governmental  Requirements in all material respects; and pay all taxes, assessments,  governmental charges, claims  for labor,  supplies  and rent,  including  without  limitation,  taxes, assessments,  governmental charges,  claims for labor, supplies and rent imposed upon or against or with respect to the ownership, use, occupancy or enjoyment of any real  property  owned by either the Borrower or NBC, or any utility  service thereon;  provided,  however, that the Borrower and NBC shall not be required to pay any ad valorem or other real property taxes or any other taxes, assessments, governmental  charges or claims or  charges of amounts  claimed to be due in any event, if, in any such case, the amount, applicability or validity thereof shall currently  be  contested  in good faith by  appropriate  proceedings  diligently conducted by or on behalf of either the  Borrower or NBC and, if required  under
GAAP,  the Borrower and NBC each shall have set up adequate  reserves  therefor;
and  provided  further  that,  with  respect to such other  taxes,  assessments, governmental  charges or claims,  no lien is claimed by the United States or any state or other political  subdivision thereof which could have priority over the liens and  security  interests  granted to the Agent  pursuant  to the  Security
Documents.

     9.12 Environmental Laws.

     The Borrower and NBC each shall at all times:

          (a) use and operate all of its businesses and properties in compliance in all material  respects with all  environmental  laws; keep all necessary permits relating to  environmental  and safety and health matters in effect and remain in compliance  in all material  respects  therewith;  handle all hazardous  materials  in  compliance  in all  material

National Beef Packing Company Credit Agreement                                56

     respects  with  all  applicable  environmental  laws;  and  dispose  of all hazardous  materials  generated  by either  the  Borrower  or NBC or at any property  owned or leased by either the  Borrower or NBC at  facilities  or
     with   carriers   that   maintain   valid  permits  for  such  disposal  or
     transportation under applicable environmental laws;

          (b) promptly notify the Agent (and provide copies upon receipt) of all
     material  claims,   complaints,   notices  or  inquiries  relating  to  the
     environmental  condition of its facilities and properties or its compliance with environmental laws; and

          (c) provide such other information and certifications  which the Agent may reasonably  request from time to time to evidence  compliance with this
     Section 9.12.

     9.13 Trade Accounts Payable and Producer Payables.

     The Borrower and NBC each shall pay, within two (2) Business Days after the
Borrower's purchase of the related Inventory, all cattle Producer Payables other than (a) those not yet due for livestock priced on a grade and yield matrix, and
(b) those which are not yet due and have deferred  payment  terms.  The Borrower and NBC each  shall  pay,  within  five  (5)  Business  Days  after  either  the
Borrower's  or NBC's  purchase  of the  related  Inventory,  all grain  Producer
Payables. The Borrower and NBC may pay Producer Payables by wire transfer on the date of presentment of checks  representing  payment of Producer  Payables.  The
Borrower  and NBC each  shall pay all cattle  Producer  Payables  for  livestock priced on a grade and yield matrix and those which have deferred  payment terms, in accordance with the terms governing the same. The Borrower and NBC each shall pay all trade accounts payable other than Producer  Payables on a basis not more than  forty-five (45) days past due,  except (a) accounts  payable  contested in good faith or (b) accounts  payable in an aggregate  amount not to exceed at any time  outstanding  $250,000 and with respect to which no  proceeding  to enforce collection  has been  commenced  or, to the  knowledge of either the Borrower or
NBC, threatened. Packers and Stockyard Act claims shall remain: (i) unsecured at all times; (ii) secured by LCs; (iii) secured by performance bonds  satisfactory to Agent; or (iv) secured by a trust account or other form of security permitted by the Packers and Stockyards Act and satisfactory to the Agent.

     9.14 Compliance with National Security Laws.

     The Borrower shall (a) ensure, and cause each Subsidiary to ensure, that no person who owns a controlling  interest in or otherwise controls the Borrower or any Subsidiary is or shall be listed on the Specially  Designated  Nationals and
Blocked  Person List or other similar lists  maintained by the Office of Foreign
Assets  Control  ("OFAC"),  the  Department of the Treasury,  or included in any
Executive  Orders,  (b) not use or permit the use of the LCs or the  proceeds of the Loans or Swing  Line  Loans to  violate  any of the  foreign  asset  control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply,  and cause each  Subsidiary to comply,  with all applicable Bank
Secrecy Act ("BSA") laws and regulations, as amended.

     9.15 Post Closing Matters.

          (a) The Borrower  shall  execute and deliver to the Agent,  within ten
     (10) days after the Restatement  Date,  amendments or  modifications to the
     Security Agreement,  the

National Beef Packing Company Credit Agreement                                57

     Kansas  Mortgage,  the  Pennsylvania  Mortgage  and the  Intercompany  Loan
     Documents  specified  by the Agent in order to reflect  the  changes to the
     Existing Credit Agreement that are set forth in this Agreement;

          (b) The  Borrower  shall cause one or more  opinions  of its  counsel, covering the agreements  referenced in the foregoing clause (a) in a manner reasonably  satisfactory to the Agent, to be delivered to the Agent and the
     Lenders within ten (10) days after the Restatement Date; and

          (c) The Borrower  shall deliver to the Agent,  within thirty (30) days after the Restatement Date,  agreements in form and substance  satisfactory to the Agent and meeting the  requirements  of Section  9-104(a)(2)  of the
     Code (in the case of deposit  accounts) or Section  8-106(d)(2) of the Code
     (in the case of securities  accounts)  relating to all Collateral  Accounts not at CoBank on which the Agent is not named as the bank  customer (in the case of  deposit  accounts)  or as an  entitlement  holder  (in the case of securities accounts).

                                   ARTICLE X
                               NEGATIVE COVENANTS

     The Borrower  covenants  and agrees that from the date of execution  hereof until the  Liabilities  are paid in full, and the  Commitments,  all LCs and all other  obligations  of the Agent,  the  Issuers,  the Swing Line  Lender and the
Lenders  hereunder  are finally  terminated,  the Borrower will comply (and will cause NBC to comply) with the following provisions of this Article 10:

     10.1 Encumbrances.

     Except for those Liens  presently in existence  and reflected in either the
Borrower's or NBC's financial statements referred to in Section 7.16 or security interests  granted in the Security  Documents or in the  Intercompany  Financing
Documents, neither the Borrower nor NBC shall create, incur, assume or suffer to exist any Lien of any nature  whatsoever  on or with regard to any of its assets
(including,  without limitation,  the Collateral) other than: (a) Liens securing the  payment  of taxes,  either  not yet due or the  validity  of which is being contested in good faith by appropriate proceedings, and as to which the Borrower or NBC (as the case may be) shall, if appropriate  under GAAP, have set aside on its books and records  adequate  reserves;  (b) Liens  securing  deposits  under workers' compensation, unemployment insurance, social security and other similar laws, or securing the performance of bids,  tenders,  contracts  (other than for the repayment of borrowed money) or leases, or securing  indemnity,  performance or other similar bonds for the performance of bids,  tenders,  contracts  (other than for the  repayment  of borrowed  money) or leases,  or  securing  statutory obligations  or surety or appeal bonds,  or securing  indemnity,  performance or other similar bonds in the ordinary  course of the  Borrower's or NBC's business
(as the case may be); (c) Liens granted under the Bond  Documents or pursuant to the  Water  Services  Agreement  and Liens in favor of the  Agent  securing  the
Liabilities; (d) zoning restrictions,  easements,  licenses, covenants and other restrictions  affecting the use of either the Borrower's or NBC's real property, and other  Liens on  property  which are  subordinate  to the Liens of the Agent securing the Liabilities and which do not, in the

National Beef Packing Company Credit Agreement                                58

determination  of the  Required  Lenders (i)  materially  impair the use of such property or (ii)  materially  lessen the value of such property for the purposes for which the same is held by either the Borrower or NBC; (e) in the case of the
Borrower and NBC,  purchase  money  security  interests and  capitalized  leases securing indebtedness permitted to be incurred under Section 10.4(d); (f) in the case of the Borrower,  Liens  securing the interests of any broker in any Margin
Account; (g) in the case of the Borrower,  Liens securing indebtedness permitted to be incurred  under Section  10.4(f);  and (h) Liens  permitted  under Section
7.29.

     10.2 Consolidations, Mergers or Acquisitions.

     Neither the Borrower nor NBC shall  recapitalize or consolidate with, merge with, or otherwise  acquire all or substantially all of the assets or properties of any other  Person;  provided,  however,  that the  Borrower  may,  subject to pro-forma  compliance  with  Section  9.6 and so long as no  Default  or Matured
Default  is then  continuing,  make  acquisitions  for a  purchase  price or for purchase  prices not to exceed  $25,000,000 in the aggregate in any Fiscal Year, so long as no  Default  or  Matured  Default  shall  occur as a  result  of such transaction.

     10.3 Deposits, Investments, Advances or Loans.

     Neither  the  Borrower  nor NBC shall  make or  permit  to exist  deposits, investments,  advances or loans  (other  than those  existing on the date of the execution of this  Agreement and disclosed to the Lenders in writing on or prior to  such  date)  in or to  Affiliates  or any  other  Person,  except:  (a)  the
Collateral  Accounts;  (b) deposits  under workers'  compensation,  unemployment insurance,  social  security and other similar laws, or securing the performance of bids, tenders,  contracts (other than for the repayment of borrowed money) or leases,  or  securing  indemnity,  performance  or other  similar  bonds for the performance  of  bids,  tenders,  contracts  (other  than for the  repayment  of borrowed money) or leases, or securing statutory obligations or surety or appeal bonds, or securing indemnity, performance or other similar bonds in the ordinary course of the Borrower's or NBC's business (as the case may be); (c) in the case of the Borrower, loans not exceeding $1,000,000 in the aggregate at any one time outstanding; (d) demand deposits (other than payroll accounts and the Collateral
Accounts)  not to exceed  $250,000 in the  aggregate  for the  Borrower  and NBC combined;  (e) in the case of the Borrower,  margin deposits required to be made in connection with any Margin Account; (f) in the case of the Borrower, deposits permitted by Section 10.19 of this  Agreement;  (g) in the case of the Borrower,
margin  deposits   required  to  be  made  in  connection  with  the  Borrower's obligations  under any Swap  Contracts  with any Lender or any  Affiliates  of a
Lender; (h) deposits in trust accounts required under the Packers and Stockyards
Act;  (i)  in  the  case  of the  Borrower,  loans  to KC  Steak  not to  exceed
$16,000,000  in amount  outstanding;  (j) loans from the  Borrower to NBC not to exceed  $85,000,000 in amount  outstanding;  (k) Cash Equivalent  Investments in which the Agent has a perfected  first  priority  security  interest,  including those credited to any deposit account or securities account (as the case may be)
at CoBank;  (l) in the case of the  Borrower,  investments  in the  purchase  of
Bonds; (m) in the case of the Borrower,  loans to or investments in aLF Ventures or other  investments  related to the  development of lactoferrin  not to exceed
$8,000,000 in the aggregate at any one time outstanding;  (n) in the case of the
Borrower,  loans to NCI and NCI  Leasing  not to  exceed  $10,000,000  in amount outstanding;  (o)  investments  permitted under Section 10.2; (p) in the case of the Borrower,  investments  permitted under Section 7.29; (q) in the case of the
Borrower,  purchases  permitted by the proviso to Section

National Beef Packing Company Credit Agreement                                59

10.14; (r) in the case of the Borrower and NBC, advances for travel and expenses to the officers or managers or  employees  of the Borrower  paid in the ordinary course of the Borrower's  business;  and (s) in the case of the Borrower,  other investments  not to exceed  $1,000,000 in the aggregate.  The Borrower shall not permit  to exist  any other  Deposit  Accounts  for the  receipt  of  Collateral proceeds of any type whatsoever, except the Collateral Accounts.

     10.4 Indebtedness.

     Except for those obligations and that  Indebtedness  presently in existence and reflected in either the Borrower's or NBC's financial statements referred to in Section  7.16 or referred to in Section  7.6,  neither the  Borrower  nor NBC shall incur, create,  assume, become or be liable in any manner with respect to, or permit to exist, any obligations or Indebtedness,  direct or indirect,  fixed or  contingent,  except:  (a) the  Liabilities  and,  in the  case  of NBC,  the
Indebtedness   outstanding  under  the  Intercompany  Financing  Documents;  (b)
obligations  secured by liens or security interests permitted under Section 10.1 or contingent  obligations  permitted under Section 10.5; (c) trade obligations,
Producer  Payables  and normal  accruals  in the  ordinary  course of either the
Borrower's  or NBC's  business (as the case may be) not yet due and payable,  or with respect to which the Borrower or NBC (as  applicable) is contesting in good faith the amount or validity thereof by appropriate  proceedings,  and then only to the extent that either the Borrower or NBC (as  applicable)  has set aside on its books  adequate  reserves  therefor,  if  appropriate  under GAAP; (d) other indebtedness  secured by Liens  permitted  under clause (e) of Section 10.1, not exceeding  $20,000,000  in the  aggregate  (on a  combined  basis  for  both the
Borrower and NBC) at any one time  outstanding (not counting amounts referred to in Section 13.32); (e) other unsecured  Indebtedness not exceeding $5,000,000 in the  aggregate  (on a combined  basis for both the  Borrower and NBC) at any one time outstanding (not counting amounts referred to in Section 13.32); (f) in the case of the Borrower, the Bonds; (g) in the case of the Borrower, the Borrower's
Class A, B or C Units subject to redemption  rights to the extent  classified as debt and obligations  arising from the exercise of those redemption  rights; (h)
in the  case of the  Borrower,  Swap  Contracts  with any  Lender  or any of its
Affiliates;  (i) in the case of the Borrower, resales of Senior Notes previously purchased  pursuant  to the  proviso to  Section  10.14 so long as no Default or
Matured  Default  shall have  occurred and be continuing at the time of any such resale or be caused by any such resale; and (j) in the case of the Borrower, any unsecured  refinancing  of the  Senior  Notes up to  $210,000,000  in  aggregate principal amount on terms reasonably  satisfactory to the Required  Lenders,  so long as no Default or Matured  Default  shall have occurred and be continuing or would result from such refinancing.

     10.5 Guarantees and Other Contingent Obligations.

     Neither the Borrower nor NBC shall incur any Guaranty Obligations,  except:
(a) for  endorsements  of negotiable  Instruments for collection in the ordinary course of business;  and (in the case of the  Borrower)  (b)  guaranties  of the
Indebtedness  (including  capitalized  leases) or operating lease obligations of
Subsidiaries  of the  Borrower to the extent  permitted  under  Section  10.4 or
10.12,  respectively;  provided,  however,  that the amount  payable  under such
guaranties  shall  (i)  in  the  case  of  guaranteed   Indebtedness  (including
capitalized  lease  obligations)  be deemed to be "Funded  Debt" for purposes of
Section 9.6 of this Agreement, and (2) in the case of guaranteed operating lease obligations,  the annual amount payable shall be included in the

National Beef Packing Company Credit Agreement                                60

computation  of the  Borrower's  annual  financial  obligations  for purposes of
Section 10.12 of this Agreement.

     10.6 Disposition of Property.

     Neither the  Borrower  nor NBC shall  sell,  lease,  transfer or  otherwise dispose of any of its properties,  assets or rights,  to any Person,  except (a)
sales or other  dispositions of Inventory or obsolete  Equipment in the ordinary course of the Borrower's or NBC's business (as applicable),  (b) as permitted in the  Security  Agreement,  (c) the  conveyances  of the  Dodge  City  Facilities contemplated  by the Bond Documents and (d) sales,  transfers,  dispositions  of assets other than as set forth above of up to  $5,000,000  (on a combined  basis for both the Borrower and NBC) during any single  Fiscal Year.  The Agent hereby covenants that upon the sale or disposition of any asset permitted  hereunder it shall release its Lien on such asset.

     10.7 Capital Investment Limitations.

     The  Borrower  shall not make or become  legally  obligated to make any Net
Capital  Expenditures  exceeding  $50,000,000 in the aggregate during any Fiscal
Year.

     10.8 ERISA Matters.

     Neither  the  Borrower  nor NBC shall at any time  engage in a  transaction which could be subject to Section  4069 or 4212(c) of ERISA,  or permit any Plan to (a) engage in any non-exempt "prohibited  transaction" (as defined in Section
4975 of the IRC); (b) fail to comply with ERISA or any other applicable laws; or
(c) incur any material  "accumulated  funding deficiency" (as defined in Section
302 of  ERISA),  which,  with  respect  to each  event  listed  above,  could be reasonably  expected  to  have a  material  adverse  effect  on  the  Borrower's consolidated business, assets, operations, financial condition or prospects.

     10.9 [Intentionally Omitted].

     10.10 Equity Distributions.

     The   Borrower   shall  not  directly  or   indirectly,   make  any  Equity
Distributions,  except that (a) the Borrower may make quarterly distributions to its Members in respect of Borrower's taxable income, in amounts proportionate to the  respective  percentage  interests  of each of such Member so that each such
Member shall have received an amount equal to 48% of such Member's  share of the
Borrower's  net taxable  income for the relevant  quarter,  provided that if the aggregate  distribution  made  during  any  calendar  year  exceeds  48%  of the
Borrower's actual net taxable income for such year, then the excess distribution for such tax  year  shall be  applied  to the  permitted  distributions  for the immediately  subsequent quarters,  Dollar-for-Dollar,  until all such excess has been  applied  to future  permitted  distributions,  and (b) the  Borrower  may, provided  that no Default or Matured  Default has occurred and is  continuing or would be caused thereby,  make  distributions  to pay an annual 5% return on its
Class A Units.

     10.11 Amendment of Organizational Documents.

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     Neither the  Borrower  nor NBC shall  amend any  agreement,  instrument  or document pertaining to either the Borrower's or NBC's governance,  in any manner that  affects  either  of the  Borrower's  or  NBC's  name  or  jurisdiction  of organization or that otherwise  could  reasonably be expected to have a material adverse  effect on the  rights,  powers or  remedies  of the  Agent  and/or  the
Lenders.

     10.12 Lease Limitations.

     The Borrower's and NBC's combined annual  financial  obligations  under all operating leases and other similar  agreements  (excluding  capitalized  leases,
Owner/Operator  Agreements  and the  water  sublease  contemplated  by the Water
Services  Agreement) shall not exceed $20,000,000 in the aggregate in any of the
Borrower's Fiscal Years.

     10.13 Use of Other Fictitious Names.

     Neither the Borrower nor NBC shall use any  fictitious  name except for the names referred to in Section 7.7 of this Agreement.

     10.14 Prepayment of Debt.

     The Borrower  shall not directly or indirectly  prepay,  redeem or purchase prior to maturity,  or deposit funds or property for the prepayment,  redemption or purchase prior to maturity of (a) any  Indebtedness  of the Borrower which is subordinated  to the payment of any portion of the Liabilities or (b) the Senior
Notes;  provided,  however,  that (i) the Borrower  may make  purchases of up to
$50,000,000 in cumulative purchase price (including any premium) of Senior Notes so long as no Default or Matured  Default  shall have occurred and be continuing at the time of any such purchase or be caused by any such purchase, and (ii) the
Borrower  may  refinance  the  Senior  Notes in the manner  contemplated  in the definition of Senior Notes and Section 10.4(j).

     10.15 Fiscal Year.

     Neither  the  Borrower  nor NBC shall  change its Fiscal Year or any of the fiscal quarters or monthly accounting periods therein.

     10.16 Limitations on Bank Accounts.

     Neither the Borrower nor NBC shall  maintain any cash in any bank  accounts other than those  listed on Exhibit 7J or as  approved by the Agent from time to time.

     10.17 Use of Trademarks.

     Neither  the  Borrower  nor NBC shall use any  trademarks  with  respect to
Inventory  except for such  trademarks  as have been  properly  licensed  to the
Agent.

     10.18 Amendments of Other Documents.

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     The Borrower shall not without the Agent's  advance  written consent (which shall not be  unreasonably  withheld)  amend,  waive any obligation  owed to the
Borrower or NBC under,  or grant any consents under (a) any Bond Document or any
Intercompany  Financing Document,  (b) in any material respect, any Brawley Beef
Acquisition  Document,  (c) any  indenture  or  other  document,  instrument  or agreement  relating to the Senior Notes to shorten the  maturity of,  change the subordination  provisions of, increase the rate of interest on or grant security or any  Subsidiary  guaranty for such Senior  Notes,  or (d) the Water  Services
Agreement  dated as of December  29, 2004 by and  between the  Borrower  and the
City,  which  constitutes a part of the Water Services  Agreement (as defined in the Article I), in any way that is reasonably  likely to be  prejudicial  to the interests of the Agent or the other holders of the Liabilities.

     10.19 Ownership of Cattle and Deposits on Cattle with Feeders.

     The Borrower  and NBC  together  shall not at any time own more than 25,000 head of cattle, whether such cattle are hedged or unhedged. The Borrower and NBC together  shall not at any time own more than 10,000 head of Unhedged  Cattle to be finished in any single month. In determining the number of hedged or Unhedged
Cattle for purposes of this Section 10.19,  any partial  ownership  interests of either the  Borrower  or NBC in cattle  shall be counted  at the  percentage  of interest  owned.  As used herein,  the phrase  "Unhedged  Cattle" shall refer to cattle which are not hedged with either futures contracts or option contracts at prices that limit either the Borrower's or NBC's combined potential losses to no more than $50 per head.  Notwithstanding  the  provisions of Section  10.3,  the
Borrower  and NBC shall be allowed to make  deposits on cattle with such feeders as are approved by the Agent, up to $75 per head, not to exceed $2,000,000 (on a combined  basis for both the  Borrower and NBC) at any time  outstanding  in the aggregate  (the "Feeder  Deposits").  The Feeder  Deposits may not be treated as tangible  assets of either the Borrower or NBC for the  purposes of  determining compliance with the covenants set forth herein without the prior approval of the
Required Lenders.

     10.20 Enforcement of Certain Documents.

     The Borrower (and, in the case of the Brawley Beef  Acquisition  Documents,
NBC)  shall  not at any time  fail to  enforce,  or fail to cause  its  relevant
Subsidiaries  to enforce,  in all  material  respects,  any of the  Intercompany
Financing Documents or the Brawley Beef Acquisition Documents.  Furthermore, the
Borrower shall not permit the outstanding principal amount of NBC's indebtedness to the Borrower under the Intercompany Loan Documents to which NBC is a party to be less than $45,000,000 without the Agent's advance written consent.

                                   ARTICLE XI
                               DEFAULT REMEDIES

     11.1 Acceleration.

     With respect to: (a) any Matured Default  described in clauses (i), (j) and
(k) of the definition thereof, all of the Liabilities shall automatically become immediately  due and payable,  the Borrower  shall  without  demand pay into the
Holding  Account  an  amount  equal  to  the  aggregate  undrawn  amount  of all outstanding  LCs, and the  obligations  of the Lenders to make

National Beef Packing Company Credit Agreement                                63

Loans,  the Swing Line Lender to make Swing Line Loans, and the Issuers to issue or cause the issuance of LCs and the Commitments shall automatically  terminate, without  presentment,  demand,  protest or  further  notice  (including  without limitation,  notice of intent to accelerate and notice of  acceleration)  of any kind,  all of which  are  expressly  waived by the  Borrower,  and (b) any other
Matured  Default,  the Agent may with the consent of the Required  Lenders,  and shall at the request of the Required Lenders,  by notice to the Borrower and the
Lenders,  (i) declare the several  obligations of the Lenders to make Loans, the
Swing Line  Lender to make Swing Line  Loans,  and the  Issuers  and to issue or cause the issuance of LCs and the  Commitments to be terminated,  whereupon such obligations and the Commitments of each Lender shall terminate, and (ii) declare all of the Liabilities to be due and payable,  whereupon the  Liabilities  shall become and be due and payable and the Borrower shall be required to pay into the
Holding  Account  an  amount  equal  to  the  aggregate  undrawn  amount  of all
outstanding  LCs,  without  presentment,   demand,  protest  or  further  notice
(including  without  limitation,  notice of intent to  accelerate  and notice of acceleration) of any kind, all of which are expressly waived by the Borrower.

     11.2 Other Remedies.

     Upon the occurrence and during the continuance of any Matured Default,  the
Agent may with the consent of the Required Lenders (subject to the provisions of the other  Financing  Documents),  and shall at the  direction  of the  Required
Lenders,  proceed:  (a) to protect and enforce the rights of the Lenders by suit in equity, by action at law or both, whether for the specific performance of any covenant or  agreement  contained in this  Agreement  or in any other  Financing
Document or in aid of the exercise of any power granted in this Agreement or any other Financing Document, (b) to enforce the payment of the Liabilities,  or (c)
to foreclose upon any Liens granted pursuant to the Security Documents and other
Financing  Documents in the manner set forth therein;  it being intended that no remedy  conferred  herein or in any of the other  Financing  Documents  is to be exclusive of any other remedy,  and each and every remedy contained herein or in any other  Financing  Document  shall be cumulative  and shall be in addition to every other remedy given hereunder and under the other Financing  Documents,  or at any time existing at law or in equity or by statute or otherwise.

                                   ARTICLE XII
                                    THE AGENT

     12.1 Authorization and Action.

     Each  Lender and each Issuer  appoints  the Agent as its Agent  under,  and irrevocably  authorizes  the Agent (subject to Section 12.7) to take such action on its behalf and to exercise such powers under any Financing Document and under any Bond Documents as are delegated to the Agent by the terms thereof,  together with such powers as are reasonably incidental thereto. Without limitation of the foregoing,  each  Lender  and each  Issuer  expressly  authorizes  the  Agent to execute,  deliver,  and  perform  its  obligations  under each of the  Financing
Documents to which the Agent is a party, and to exercise all rights, powers, and remedies  that the Agent may have  thereunder.  As to any matters not  expressly provided for by this Agreement  (including  without  limitation,  enforcement or collection of the Liabilities),  the Agent shall not be required to exercise any discretion or take any action,  but shall be required to act, or to refrain from acting

National Beef Packing Company Credit Agreement                                64

(and shall be fully protected in so acting or refraining from acting),  upon the instructions  of the  Required  Lenders (or such other  groups of  Lenders,  the relevant  Issuer  and/or the Swing Line Lender as may be required  pursuant to a particular provision of this Agreement or another Financing Document),  and such instructions shall be binding upon all the Lenders,  the Issuers, the Swing Line
Lender and all holders of and participants in any Note; provided,  however, that the Agent shall not be required  to take any action  which  exposes the Agent to personal liability or which is contrary to this Agreement or applicable law. The
Agent agrees to give to each Lender and each Issuer prompt notice of each notice given to it by either the Borrower or NBC, as applicable,  pursuant to the terms of any Financing Document.

     12.2 Agent's Reliance, Etc.

     Neither the Agent nor any of its directors,  officers,  agents or employees shall be liable to any Lender or Issuer  for any  action  taken or omitted to be taken by it or them under or in connection  with any Financing  Document or Bond
Document,  except for its or their own gross  negligence or willful  misconduct.
Without  limiting the generality of the foregoing,  the Agent: (a) may treat the original  or any  successor  holder of any Note as the holder  thereof  until it receives  notice from the Lender which is the payee of such Note  concerning the assignment  of  such  Note;  (b) may  employ  and  consult  with  legal  counsel
(including  counsel  for  either  the  Borrower  or  NBC),   independent  public
accountants,  and other  experts  selected  by it and shall not be liable to any
Lender for any action taken, or omitted to be taken, in good faith by it or them in accordance with the advice of such counsel,  accountants, or experts received in such  consultations  and shall not be liable for any negligence or misconduct of any such  counsel,  accountants  or other  experts;  (c) makes no warranty or representation  to any  Lender or Issuer  and  shall not be  responsible  to any
Lender or Issuer for any  opinions,  certifications,  statements,  warranties or representations made in or in connection with any Financing Document;  (d) shall not have any duty to any Lender or Issuer to  ascertain  or to inquire as to the performance or observance of any of the terms,  covenants,  or conditions of any
Financing  Document  or any other  instrument  or  document  furnished  pursuant thereto or to satisfy  itself that all  conditions to and  requirements  for any credit  extension  have been met or that the  Borrower is entitled to any credit extension or to inspect the property (including the books and records) of either the  Borrower or NBC; (e) shall not be  responsible  to any Lender or Issuer for the due execution, legality, validity, enforceability,  genuineness, sufficiency or value of any item of Collateral or Financing  Document,  Bond Document or any
other instrument or document  furnished  pursuant thereto or hereto, nor for the creation,  perfection  or priority of any Liens  purported  to be created by any
Financing  Documents;  and (f) shall incur no  liability  under or in respect of this  Agreement  by  acting  upon any  notice,  consent,  certificate,  or other instrument or writing  (which may be by telegram,  cable,  telex,  or otherwise)
believed by it to be genuine and signed or sent by the proper party or parties.

     12.3 Notices of Defaults.

     Except as provided in this Section  12.3,  the Agent shall not be deemed to have  knowledge of the  occurrence of a Default or a Matured  Default unless the
Agent  has  received  written  notice  from a Lender,  an  Issuer or either  the
Borrower or NBC specifying such Default or Matured Default and stating that such notice is a "Notice of Default".  Notwithstanding the foregoing, the Agent shall be deemed to have knowledge of the occurrence of a Default or a

National Beef Packing Company Credit Agreement                                65

Matured Default: (a) consisting of the non-payment of principal or interest,  on the due date such principal or interest,  (b) on the date the Agent has received a  compliance  certificate  of the  Borrower as required by Section  9.1,  which compliance  certificate  discloses  (without review of any financial  statements attached  thereto) the existence of any Default or Matured Default,  and (c) ten
(10)  Business  Days  after  the  date  the  Agent  has  received  a  compliance certificate  of the  Borrower  as  required  by Section  9.1,  which  compliance certificate  (after review of any financial  statements  attached thereto) would disclose the existence of any Default or Matured Default.  In the event that the
Agent  obtains  such  knowledge  of the  occurrence  of a  Default  or a Matured
Default, the Agent shall within three (3) Business Days thereafter,  give prompt notice  thereof to the Lenders  and the  Issuers.  The Agent  shall  (subject to
Section  11.1) take such action with  respect to such Default as may be directed by the Required  Lenders;  provided that,  unless and until the Agent shall have received the  directions  referred to in Section 11.1,  the Agent may (but shall not be obligated to) take such action, or refrain from taking such action,  with respect to such Default as it shall deem  advisable  and in the best interest of the Lenders and the Issuers.

     12.4 The Agent as a Lender, Affiliates.

     With respect to its Commitment, any Loan or Swing Line Loan made by it, any
LC issued by it and any Note  issued to it, the Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders"  shall,  unless otherwise expressly indicated, include the Agent in its individual capacity. The
Agent and its affiliates may accept deposits from, lend money to, act as trustee under  indentures  of, and generally  engage in any kind of business  with,  the
Borrower,  any of its  respective  Affiliates and any Person who may do business with or own  securities  of the  Borrower or any such  Affiliate,  all as if the
Agent  were not the  Agent  and  without  any duty to  account  therefor  to the
Lenders.

     12.5 Non Reliance on Agent and Other Lenders.

         Each  Lender and each  Issuer  agrees  that it has,  independently  and without  reliance  on the  Agent,  any other  Issuer,  Lender or the Swing  Line
Lender,   and  based  on  such  documents  and  information  as  it  has  deemed appropriate,  made its own credit  analysis of both the Borrower and NBC and its decision to enter into the transactions  contemplated by the Financing Documents and that it will,  independently  and without reliance upon the Agent, any other
Issuer, Lender or Swing Line Lender, and based on such documents and information as it shall deem appropriate at the time,  continue to make its own analysis and decisions in taking or not taking action under any Financing Document. The Agent shall  not  be  required  to  keep  itself  informed  as to the  performance  or observance  by the  Borrower,  or NBC,  or any  other  Person  of any  Financing
Document,  Bond  Document,  Intercompany  Financing  Document  or  Brawley  Beef
Acquisition  Document,  or to  inspect  the  properties  or books of either  the
Borrower  or  NBC.  Except  for  notices,   reports,  and  other  documents  and
information  expressly  required  to be  furnished  to the  Lenders by the Agent hereunder,  the Agent shall not have any duty or  responsibility  to provide any
Lender with any credit or other  information  concerning the affairs,  financial condition or business of the Borrower (or any of its Affiliates)  which may come into the possession of the Agent or any of its affiliates.  Notwithstanding  the foregoing,  the Agent will, upon the request of any Lender or Issuer, provide to such Person, at such Person's expense, copies of any and all

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written information  provided to the Agent by either the Borrower or NBC (unless concurrently delivered to such Person by either the Borrower or NBC).

     12.6 Indemnification of the Agent.

     Notwithstanding  anything to the contrary herein contained, the Agent shall be fully  justified  in failing or refusing  to take any action  unless it shall first be indemnified to its  satisfaction by the Lenders and the Issuers against any and all  liabilities,  obligations,  losses,  damages,  penalties,  actions, judgments,  suits,  costs,  expenses,  and  disbursements  of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way  relating  to or  arising  out of its taking or  continuing  to take any action.  Each Lender agrees to indemnify the Agent (to the extent not reimbursed by the Borrower),  according to such Lender's Total Percentage, from and against any and all  liabilities,  obligations,  losses,  damages,  penalties,  actions, judgments,  suits,  costs,  expenses  and  disbursements  of any kind or  nature whatsoever  which may be imposed on, incurred by, or asserted  against the Agent in any way relating to or arising out of any  Financing  Document,  Intercompany
Loan Document,  Brawley Beef Acquisition Document or Bond Document or any action taken or omitted by the Agent under any Financing  Document,  Intercompany  Loan
Document,  Brawley Beef  Acquisition  Document or Bond Document (which indemnity shall survive any termination of this Agreement);  provided that no Lender shall be liable for any portion of such  liabilities,  obligations,  losses,  damages,
penalties,   actions,   judgments,  suits,  costs,  expenses,  or  disbursements
resulting  from the gross  negligence or willful  misconduct of the Person being indemnified;  and provided  further,  that it is the intention of each Lender to indemnify  the Agent  against the  consequences  of the Agent's own  negligence, whether such negligence be sole, joint,  concurrent,  active or passive. Without limiting the foregoing,  each Lender agrees to reimburse the Agent promptly upon demand  for  its  Total  Percentage  of any  out-of-pocket  expenses  (including attorneys'  fees)  incurred  by the Agent in  connection  with the  preparation, administration,  or  enforcement  of, or legal  advice in  respect  of rights or responsibilities  under,  any Financing  Document,  Intercompany  Loan Document,
Brawley Beef Acquisition Document or Bond Document, to the extent that the Agent is not reimbursed  for such expenses by the Borrower.  If any indemnity in favor of the Agent shall be or become, in the Agent's determination,  inadequate,  the
Agent  may call for  additional  indemnification  from the  Lenders  and/or  the
Issuers  and cease to do the acts  indemnified  against  hereunder  unless  such additional indemnity is given.

     12.7 Successor Agent.

     The Agent may resign at any time as Agent under the Financing  Documents by giving written notice thereof to the Lenders, the Issuers, the Swing Line Lender and the  Borrower  and may be removed  at any time with or without  cause by the
Required  Lenders.  Upon any such  resignation or removal,  the Required Lenders shall have the right to appoint a successor Agent with the prior written consent of the Borrower,  such consent not to be unreasonably  withheld. If no successor
Agent  shall  have been so  appointed  by the  Required  Lenders  or shall  have accepted  such  appointment  within sixty (60) days after the  retiring  Agent's giving of notice of resignation or the Required  Lenders'  removal of the Agent, then the retiring Agent may, on behalf of the Lenders and the Issuers, appoint a successor Agent with the Borrower's prior written  consent,  such consent not to be unreasonably  withheld,  which shall be a bank or other financial institution having  a  combined  capital  and  surplus  of  at  least  $500,000,000  or  its equivalent.  Upon the

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acceptance of any  appointment  as Agent  hereunder by a successor  Agent,  such successor  Agent  shall be  entitled  to receive  from the  retiring  Agent such documents of transfer and  assignment as such successor  Agent shall  reasonably request and shall  thereupon  succeed to and become  vested with all the rights, powers,  privileges  and duties of the retiring  Agent,  and the retiring  Agent shall be discharged from its duties and obligations under this Agreement.  After the retiring  Agent's  resignation  or removal as Agent,  the provisions of this
Article XII shall inure to its benefit as to any actions  taken or omitted to be taken by it while it was Agent under this Agreement.

     12.8 Verification of Borrowing Notices.

     The Agent shall have no duty to verify the  authenticity  of the  signature appearing on any notice of  borrowing,  and with respect to any oral request for an advance,  the Agent  shall have no duty to verify the  identity of any Person representing  himself  as one of the  natural  Persons  authorized  to make such request on behalf of the Borrower.  Neither the Agent nor any Lender shall incur any liability to the Borrower in acting upon any telephonic  notice  referred to above which the Agent or such  Lender  believes in good faith to have been given by a duly  authorized  Person  authorized to borrow on behalf of the Borrower or for otherwise acting in good faith.

     12.9 Action Upon Instructions of the Lenders.

     The Agent agrees, upon the written request of the Required Lenders (or such other  groups of  Lenders,  the  Issuers  and/or the Swing Line Lender as may be
required  pursuant  to a  particular  provision  of this  Agreement  or  another
Financing  Document),  to take any action of the type specified in the Financing
Documents or Bond Document as being within the Agent's rights,  duties, power or discretion.  The Agent shall in all cases be fully  protected  in acting,  or in refraining  from acting in accordance  with written  instructions  signed by the
Required  Lenders,  and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Required  Lenders,  the Issuers, the Swing Line  Lender and on all  holders  of the  Notes.  In the  absence of a request by the Required  Lenders,  the Agent shall have  authority,  in its sole discretion,  to take or not to take any action,  unless the Financing  Documents specifically  require the consent of the Required Lenders, of all of the Lenders or of other specified Persons.

     12.10 Action Upon Request of the Borrower.

     If any of the events  described in Sections  5.2, 5.3, 5.4 or 5.5 cause the
Borrower to be  required to pay to any one of the Lenders  other than the Agent,
costs   associated   with  the  LIBOR  Rate   Advances   which  are   materially
disproportionate  to such costs  required to be paid to the other  Lenders,  the
Borrower  may send a written  request to the Agent to seek the  approval  of the
Required  Lenders  to  require  such  Lender to  assign  all of its  rights  and obligations  under this Agreement to another  Person in accordance  with Section
13.23. The Agent may refuse to honor any such request for any reason in its sole discretion,  including  without  limitation,  the Agent's  inability to identify another  Person  willing  to be the  Assignee.  If the Agent does honor any such request,  the Agent  shall  send to all of the  Lenders a written  notice of its intent to honor such request, which notice shall identify the proposed assigning
Lender and the  proposed  Assignee.  If the Agent  does not obtain the  Required
Lenders'  written  approval  of any such  proposed  assignment  within  ten (10)
Business  Days  after  such  written  notice,  the  Required  Lenders  shall

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be  conclusively  deemed not to have consented to such request,  and neither the
Agent nor any of the other Lenders shall be required to take further action with respect thereto.  If the Agent obtains the Required Lender's written approval of any such  proposed  assignment  within ten (10) Business Days after such written notice,  the Lender  affected  thereby shall promptly  execute such  agreements, instruments  and  documents  and  take  such  actions  as  may be  necessary  or appropriate to assign all of its rights and obligations  under this Agreement to the proposed Assignee in accordance with Section 13.23.  Under no circumstances, however,  shall the Lender affected thereby be required to bear any of the costs or expenses  associated  with the  proposed  assignment,  all of which costs and expenses  shall be the  sole  responsibility  of the  Borrower,  and the  Lender affected  thereby may defer  compliance with its obligations  under this Section
12.10  until the  Borrower  has  deposited  with such Lender such amount as such
Lender reasonably  believes will be sufficient to reimburse such Lender for such costs and expenses.

     12.11 Additional Functions of Certain Lenders.

     The  Lenders  identified  in  this  Agreement  as  a  "Syndication  Agent",
"Documentation  Agent" and/or a "Lead Arranger" shall not have any right, power, obligation,  liability,  responsibility  or duty under this Agreement other than those applicable to all Lenders as such.

                                  ARTICLE XIII
                                  MISCELLANEOUS

     13.1 Timing of Payments.

     For purposes of determining  the  outstanding  balance of the  Liabilities, including the  computations  of interest which may from time to time be owing to the Lenders,  the receipt by the Agent of any check or any other item of payment whether through a blocked account or lockbox or otherwise,  shall not be treated as a payment  on account  of the  Liabilities  until such check or other item of payment is actually  received by the Agent at its office in  Greenwood  Village,
Colorado and is paid to the Agent in cash or a cash equivalent.

     13.2 Attorneys' Fees and Costs.

     If at any time or times  hereafter the Agent employs  counsel in connection with protecting or perfecting the Agent's security interest in the Collateral or in connection with any matters arising out of this  Agreement,  whether:  (a) to commence,  defend  or  intervene  in  any  litigation  or to  file  a  petition, complaint,  answer, motion or other pleading; (b) to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise); (c) to consult with  officers  of the Agent to advise the Agent or to draft  documents  for the
Agent in connection  with any of the foregoing or in connection with any release of the Agent's claims or security interests or any proposed extension, amendment or refinancing of the Liabilities;  (d) to protect,  collect,  lease, sell, take possession of, or liquidate any of the Collateral;  or (e) to attempt to enforce or to enforce any security interest in any of the Collateral,  or to enforce any rights of the  Agent,  the  Issuers,  the Swing  Line  Lender or the  Lenders to
collect  any  of  the  Liabilities;  then  in any  of  such  events,  all of the reasonable attorneys' fees arising from such services,  and any expenses,  costs and charges relating  thereto,  including  without  limitation,  all fees of all paralegals,  legal assistants and other staff employed by such attorneys whether outside the Agent or in the

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Agent's  legal  department,  together with interest at the Default Rate provided for in Section  3.1(c) if a Matured  Default  has  occurred,  or at the  highest interest  rate set  forth in any  promissory  note  referred  to  herein,  shall constitute  additional  Liabilities,  payable  on  demand  and  secured  by  the
Collateral.  In addition, if the Liabilities have been accelerated in accordance with Section 11.1, and thereafter any Lender employs  counsel in connection with protecting such Lender's  interest in the Collateral or (f) to commence,  defend or intervene in any litigation or to file a petition,  complaint, answer, motion or other  pleading;  (g) to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise);  (h) to protect,  collect, lease, sell, take  possession  of, or liquidate any of the  Collateral;  or (i) to attempt to enforce or to enforce  any  security  interest in any of the  Collateral,  or to enforce any of such Lender's rights to collect any of the  Liabilities;  then in any of such  events,  all of the  reasonable  attorneys'  fees arising from such services,  and any  expenses,  costs and  charges  relating  thereto,  including without limitation, all fees of all paralegals, legal assistants and other staff employed by such attorneys  whether  outside the Lender or in the Lender's legal department,  together  with interest at the Default Rate provided for in Section
3.1(c),  or at the  highest  interest  rate  set  forth in any  promissory  note referred to herein, shall constitute additional  Liabilities,  payable on demand and secured by the Collateral.  All of the rights to  reimbursement  of expenses set forth in this Section 13.2 that are  applicable to the Agent,  shall also be applicable  to CoBank and Rabobank in their  respective  capacities as an Issuer and/or as the Swing Line Lender.

     13.3 Expenditures by the Agent.

     In the  event  that  the  Borrower  shall  fail  to pay  taxes,  insurance, assessments,  costs or expenses  which the  Borrower  is, under any of the terms hereof,  or of  any of  the  other  Financing  Documents  or of any of the  Bond
Documents, required to pay, or fails to keep its assets free from other security interests, liens or encumbrances,  except as permitted herein, the Agent may, in its sole discretion and without  obligation to do so, make  expenditures for any or all of such purposes,  and the amount so expended,  together with interest at the Default Rate provided for in Section  3.1(c),  shall  constitute  additional
Liabilities, payable on demand and secured by the Collateral.

     13.4 The Agent's Costs as Additional Liabilities.

     The Borrower  shall  reimburse  the Agent for all expenses and fees paid or incurred in connection  with the  documentation,  negotiation and closing of the loans and other financial  accommodations described in this Agreement (including without limitation,  filing and recording fees, and the fees, Synd-Trak fees (up to  $6,000)  and  expenses  of  the  Agent's  attorneys,  paralegals  and  legal assistants,  whether outside the Agent or in its legal  department,  and whether such  expenses and fees are incurred  prior to or after the Closing  Date).  The
Borrower further agrees to reimburse the Agent for all expenses and fees paid or incurred in connection with the documentation of any renewal or extension of the loans, any additional financial accommodations,  or any other amendments to this
Agreement.  All costs and  expenses  incurred by the Agent with  respect to such negotiation  and  documentation  together with interest at the highest  interest rate set forth in any  promissory  note  referred  to herein,  shall  constitute additional Liabilities,  payable on demand and secured by the Collateral. All of the rights to  reimbursement of expenses set forth in this Section 13.5 that are applicable  to the Agent,  shall also be  applicable

National Beef Packing Company Credit Agreement                                70

to CoBank and Rabobank in their respective capacities as an Issuer and/or as the
Swing Line Lender.

     13.5 Indemnification.

          (a) The Borrower agrees to indemnify and hold the Agent,  each Issuer, the  Swing  Line  Lender  and the  Lenders  and  each of  their  respective officers, directors, employees and agents harmless from and against any and all claims, demands,  liabilities,  losses, damages,  penalties, costs, and
     expenses  (including  without  limitation,   reasonable   attorneys'  fees)
     relating to or in any way arising out of the possession,  use, operation or control of any of the Borrower's assets (irrespective of whether such party is a party to the action for which  indemnification  hereunder  is sought).
     The  Borrower  shall  pay or  cause to be paid all  license  fees,  bonding premiums and related  taxes and charges,  and shall pay or cause to be paid all of the Borrower's  real and personal  property  taxes,  assessments and charges and all of the Borrower's  franchise,  income,  unemployment,  use, excise,  old age  benefit,  withholding,  sales and  other  taxes and other governmental  charges  assessed  against  the  Borrower,  or payable by the
     Borrower,  at such times and in such manner as to prevent any penalty  from accruing or any lien or charge from attaching to the  Borrower's  property, provided  that the Borrower  shall have the right to contest in good faith, by an appropriate  proceeding promptly initiated and diligently  conducted, the  validity,  amount or  imposition  of any such tax,  and upon such good faith  contest  to delay or refuse  payment  thereof,  if (i) the  Borrower establishes  adequate reserves to cover such contested taxes; and (ii) such contest  does  not and  will  not have a  material  adverse  effect  on the
     Borrower's consolidated financial condition of the Borrower, the Borrower's ability  to pay any of the  Liabilities  or the  priority  or  value of the
     Agent's security interests in the Collateral.

          (b) The Borrower further agrees to defend, protect, indemnify and hold harmless the Agent, each Issuer, the Swing Line Lender, the Lenders,  their respective  Affiliates and the respective directors,  officers,  employees, attorneys and agents of each of such Persons  (each of the foregoing  being
     an  "Indemnitee"   and  all  of  the  foregoing  being   collectively   the
     "Indemnitees")  from and  against  any and all  claims,  actions,  damages, liabilities,  judgments, costs and expenses,  including all reasonable fees and  disbursements of counsel which may be incurred in the investigation or defense of any matter  (collectively  the  "Indemnified  Amounts")  imposed upon,  incurred by or  asserted  against any  Indemnitee,  whether  direct, indirect or consequential and whether based on any federal, state, local or foreign laws or regulations  (including without limitation securities laws,
     Environmental Laws,  commercial laws and regulations),  under common law or on equitable cause, or on contract or otherwise:

               (i)  by  reason  of,  relating  to  or  in  connection  with  the execution,  delivery,  performance  or  enforcement  of any  Financing
          Document, Bond Document, Intercompany Financing Document, Brawley Beef
          Acquisition  Document or LC, any commitments  relating thereto, or any transaction  contemplated  by any Financing  Document,  Bond Document,
          Intercompany Financing Document,  Brawley Beef Acquisition Document or
          LC; or

National Beef Packing Company Credit Agreement                                71

                    (ii) by reason of,  relating  to or in  connection  with any credit  extended or used under,  or transaction  financed by, the
               Financing  Documents,   the  Bond  Documents,   the  Intercompany
               Financing  Documents,  the Brawley Beef Acquisition  Documents or
               any LC or any act done or omitted by any Person,  or the exercise of any rights or remedies  thereunder,  including the acquisition of any  Collateral by the Agent by way of foreclosure of the Lien thereon,  deed or bill  of  sale in lieu of such  foreclosure  or otherwise;

provided,  however,  that the Borrower shall not be liable to any Indemnitee for any portion of such Indemnified  Amounts resulting from such Indemnitee's  gross negligence or willful  misconduct.  In the event this indemnity is unenforceable as a matter of law as to a particular matter or consequence  referred to herein, it shall be enforceable to the full extent permitted by law. Furthermore, if and to the extent that any of the  foregoing  agreements  described  in this Section
13.5 may be unenforceable for any reason, the Borrower hereby agrees to make the maximum  contribution to the payment and satisfaction of each of the Indemnified
Amounts that is permissible under applicable law.

          (c) The  indemnification  set  forth  in this  Section  13.5  applies, without limitation, to any act, omission, event or circumstance existing or occurring on or prior to the later of the  Termination  Date or the date of payment  in full of the  Liabilities,  including  specifically  Liabilities
     arising  under  clause  (a)(ii)  of  this  Section.   The   indemnification
     provisions  set forth  above  shall be in  addition  to any  liability  the
     Borrower may otherwise have. Without prejudice to the survival of any other obligation of the Borrower  hereunder,  the  indemnities and obligations of the Borrower contained in this Section shall survive the payment in full of the Liabilities.

          (d) Furthermore, as applied to Liabilities arising under Environmental
     Laws,  the  indemnification  set forth in this Section 13.5 (i) shall in no way be  waived,  released,  discharged,  reduced,  mitigated  or  otherwise affected  by the  Agent's,  any  Issuer's,  the Swing Line  Lender's or any
     Lender's  extension of credit under the Financing  Documents with knowledge of the matters  described  in  documents  listed on Exhibit 7I or otherwise made  known to the Agent or the  Agent's  counsel in  connection  with this
     Credit Agreement or the transactions contemplated hereby; and (ii) shall be deemed  continuing  for the benefit of any  purchaser at a  foreclosure  or other  sale under any  mortgage  and any  transferee  of the title from the
     Agent, and shall survive the  satisfaction or release of any mortgage,  any foreclosure  of or other sale under a mortgage  and/or any  acquisition  of title to a mortgaged  property or any part thereof by the Agent,  or anyone claiming by, through or under the Agent,  by deed in lieu of foreclosure or otherwise.  Notwithstanding the foregoing,  this indemnification  shall not apply with respect to any loss, damage,  liability, cost or expense related to a mortgaged  property which the Borrower  proves was caused solely by or resulted  solely from any act or  omission  of any  Person,  other than the
     Borrower or an agent,  employee,  invitee or  contractor  of the  Borrower, which occurred after the Agent or anyone  claiming by, through or under the
     Agent acquired title to the relevant  mortgaged property (by foreclosure of the relevant  mortgage or deed in lieu of  foreclosure  or  otherwise)  and control of such mortgaged property.  So long as the Borrower has control of any such mortgaged  properties,  the Borrower  agrees that the  Indemnitees shall have no  responsibility  for,  and the Borrower  hereby  releases the

National Beef Packing Company Credit Agreement                                72

     Indemnitees  from  responsibility  for,  damage or injury to human  health,
     property,   the  environment  or  natural  resources  caused  by  hazardous
     substances,   pollutants  or  contaminants  or  for  abatement,   clean-up,
     detoxification,  removal or  disposal  of, or  otherwise  with  respect to, hazardous substance,  pollutants and contaminants,  provided, however, that the Borrower  shall not be liable to any Indemnitee for any portion of such
     Liabilities  resulting from such  Indemnitee's  gross negligence or willful misconduct.

     13.6 Inspection.

     The Agent (by and  through  its  officers  and  employees),  or any  Person designated by the Agent in writing, shall have the right, from time to time upon five (5) Business  Days notice if there has not  occurred a Matured  Default and without  notice  after  the  occurrence  of a  Matured  Default,  to call at the
Borrower's and/or any of its  Subsidiaries'  place or places of business (or any other place where  Collateral  or any  information  relating  thereto is kept or located) during  reasonable  business hours, and without hindrance or delay, to:
(a) inspect,  audit,  check and make copies of and extracts  from such  Person's books, records, journals, orders, receipts and any non-privileged correspondence and other data relating to such Person's business or to any transactions between the  parties  to this  Agreement;  (b) make  such  verification  concerning  the
Collateral (or any collateral underlying the Intercompany Loan Documents) as the
Agent may consider reasonable under the circumstances;  and (c) review operating procedures,  review  maintenance of property and discuss such Person's  affairs, finances and business with such Person's officers,  employees or directors.  The
Borrower  agrees to pay to the Agent an annual audit fee in accordance  with the
Agent's  Letter.  The Agent will, on the request of any Lender,  provide to such
Lender a copy of any written report prepared by the Agent in connection with any inspection or audit made pursuant to this Section 13.6.

     13.7 Examination of Banking Records.

     The  Borrower  consents  to the  examination  by  the  Agent,  the  Agent's officers,  employees and agents, or any of them, whether or not there shall have occurred a Matured  Default,  of any and all of the Borrower's  banking records, wherever  they may be found,  and directs any Person  which may be in control or possession  of such records  (including,  without  limitation,  any bank,  other financial  institution  or  accountant) to provide such records to the Agent and the Agent's officers,  employees and agents,  upon their request.  The Agent may conduct such examination with reasonable notice to the Borrower at the option of the Agent, any such notice being waived by the Borrower. Nothing in this Section
13.7 shall be construed to require any  accountant  to provide  materials to the
Agent or the Agent's officers, employees and agents, which is subject to a valid privilege.

     13.8 Governmental Reports.

     The Borrower will furnish to the Agent, upon the reasonable  request of the
Agent,  copies of the reports of  examinations or inspections of the Borrower by all Governmental  Authorities,  and if the Borrower fails to furnish such copies to the Agent, the Borrower authorizes all such Government Authorities to furnish to the Agent  copies of their  reports of  examinations  or  inspections  of the
Borrower.

National Beef Packing Company Credit Agreement                                73

     13.9 Reliance by the Agent, the Issuers and the Lenders.

     All covenants,  agreements,  representations  and warranties made herein by the Borrower shall,  notwithstanding any investigation by the Agent, any Issuer, the Swing Line Lender or any of the Lenders,  be deemed to be material to and to have been relied upon by the Agent,  the Issuers,  the Swing Line Lender and the
Lenders.

     13.10 Parties.

     Whenever in this  Agreement  there is reference  made to any of the parties hereto,  such  reference  shall be deemed to  include,  wherever  applicable,  a reference to the respective  successors and assigns of the Borrower,  the Agent, the Swing Line Lender, the Lenders and the Issuers.

     13.11 Applicable Law; Severability.

     This Agreement  shall be construed in all respects in accordance  with, and governed by, the laws and decisions of the State of Colorado  without  regard to the  application  of  conflict  of  laws  principles.  Wherever  possible,  each provision  of this  Agreement  shall  be  interpreted  in such  manner  as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under  applicable law, such provision shall be ineffective  only to the  extent  of such  prohibition  or  invalidity,  without invalidating  the remainder of such  provisions  or the remaining  provisions of this Agreement.

     13.12 SUBMISSION TO JURISDICTION; WAIVER OF BOND AND TRIAL BY JURY.

         THE BORROWER HEREBY CONSENTS TO THE  JURISDICTION OF ANY LOCAL,  STATE,
OR FEDERAL  COURT  LOCATED  WITHIN THE CITY AND COUNTY OF DENVER,  COLORADO  AND
WAIVES ANY  OBJECTION  WHICH THE  BORROWER  MAY HAVE BASED ON IMPROPER  VENUE OR
FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT,  WAIVES
PERSONAL  SERVICE OF ANY AND ALL PROCESS UPON THE BORROWER.  THE BORROWER HEREBY
CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER  DIRECTED
TO THE  BORROWER AT THE ADDRESS  SET FORTH IN SECTION  13.18 OF THIS  AGREEMENT.
SERVICE  SO MADE  SHALL BE DEEMED TO BE  COMPLETED  UPON THE  EARLIER  OF ACTUAL
RECEIPT  OR THREE  (3) DAYS  AFTER  THE  SAME  SHALL  HAVE  BEEN  POSTED  TO THE
BORROWER'S  ADDRESS BY THE  BORROWER'S  AGENT AS SET FORTH  BELOW.  THE BORROWER
HEREBY  IRREVOCABLY  APPOINTS THE  CORPORATION  COMPANY,  WITH AN OFFICE ADDRESS
LOCATED AT 1675 BROADWAY,  DENVER,  COLORADO 80202, AS THE BORROWER'S  AGENT FOR
THE  PURPOSE  OF  ACCEPTING  THE  SERVICE  OF ANY  PROCESS  WITHIN  THE STATE OF
COLORADO.  AT THE  OPTION OF THE  AGENT,  THE  BORROWER  WAIVES,  TO THE  EXTENT
PERMITTED BY LAW,  TRIAL BY JURY, AND WAIVES ANY BOND OR SURETY OR SECURITY UPON
SUCH BOND WHICH  MIGHT,  BUT FOR THIS  WAIVER,  BE  REQUIRED  OF THE AGENT.  THE
BORROWER  ACKNOWLEDGES  AND  AGREES  THAT IT HAS  RECEIVED  FULL AND  SUFFICIENT

National Beef Packing Company Credit Agreement                                74

CONSIDERATION  FOR THIS  PROVISION  (AND  EACH  OTHER  PROVISION  OF EACH  OTHER
FINANCING DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL
INDUCEMENT FOR THE AGENT, EACH ISSUER,  THE SWING LINE LENDER AND THE LENDERS TO
ENTER INTO THIS AGREEMENT AND EACH SUCH OTHER FINANCING DOCUMENT.

     13.13 Application of Payments.

               (a)  Application of Payments and  Collections  Prior to a Matured
                    Default.

                    (i)  Subject  to  subsection  (b)  below,  the  Agent  shall distribute  all funds it receives in respect of any payments made by or on behalf of the  Borrower on the Notes or the Non-Use Fees among  the  Lenders,  in like  currency  and  funds as  received, ratably according to each Lender's respective Line of Credit Loan
               Commitment or the outstanding  principal  amount of each Lender's respective Term Loan, as the case may be.

                    (ii)  Subject  to  subsection  (b)  below,  the Agent  shall distribute  all funds it receives in respect of any payments made by or on behalf of the  Borrower  on the  Borrower's  obligations under a Swap Contract to the applicable Swap Party.

                    (iii)  Subject  to  subsection  (b) below,  the Agent  shall distribute  all funds it receives in respect of any payments made by or  on  behalf  of  the  Borrower  on LC  Obligations  to  the applicable Issuer(s).

                    (iv)  Subject  to  subsection  (b)  below,  the Agent  shall distribute  all funds it receives in respect of any payments made by or on behalf of the  Borrower on Swing Line Loans to the Swing
               Line Lender.

               (b)  Application  of  Payments  and  Collections  after a Matured
          Default. After any Matured Default has occurred, all funds received by the Agent,  whether as payments by the Borrower or as  realization  on
          Collateral  or on any  guaranties,  shall  (except as may otherwise be required by law) be distributed by the Agent as follows:

                    (i) First, to pay any  unreimbursed  cost of collection with respect  to any  Loan,  any Swing  Line  Loan,  any Note,  any LC
               Obligation,   any  Collateral  or  otherwise   relating  to  this
               Agreement to the Agent and each Issuer, Lender, Swing Line Lender or Swap party who has incurred such costs;

                    (ii) Second, to pay the Agent and each Issuer, Lender, Swing
               Line Lender or Swap Party to whom the Borrower owes any indemnity obligation or other expense reimbursement  obligation (other than those described in the immediately preceding subsection (a)) with respect  to any  Loan,  any Swing  Line  Loan,  any Note,  any LC
               Obligation,   any  Collateral  or  otherwise   relating  to  this
               Agreement, or relating to any Swap Contract, the amount thereof;

                    (iii) Third,  (1) to the Lenders,  accrued Non-Use Fees then due  and  payable  by  the  Borrower  in  accordance  with  their respective  Line of Credit  Loan

National Beef Packing Company Credit Agreement                                75

               Commitments,  (2) to pay to the Agent that portion of the accrued fees  payable to the Agent,  and (3) to pay any fees then due and payable to the Issuers pursuant to this Agreement;

                    (iv) Fourth,  to pay (1) accrued interest that is payable on the Loans to the Lenders, (2) accrued interest that is payable on the  Swing  Line  Loans to the  Swing  Line  Lender,  and (3) any
               obligation (other than an early termination  payment  obligation)
               owing to a Swap Party that is due and  payable to such Swap Party pursuant to any Swap Contract;

                    (v)  Fifth,  to pay (1) the  principal  of the  Loans to the
               Lenders,  (2) the  principal of the Swing Line Loans to the Swing
               Line Lender, (3) any obligation that is due and payable to a Swap
               Party as a result of an early termination of a Swap Contract, (4)
               the aggregate amount of any drawings under LCs which have not yet been reimbursed to the relevant  Issuers,  and (5) to the Holding
               Account an amount equal to the  aggregate  undrawn  amount of all outstanding LCs;

                    (vi) Sixth,  to the Borrower or as otherwise may be directed by court order or by other applicable law.

     To the extent that  available  funds are sufficient to pay only part of the amount due to all Persons within any of the foregoing clauses,  such funds shall be  allocated  to all such Persons pro rata in  accordance  with the  respective amounts owed. Upon any sale of the Collateral by the Agent  (including  pursuant to a power of sale  granted  by statute  or under a  judicial  proceeding),  the receipt by the Agent or of the  officer  making  the sale shall be a  sufficient discharge to the  purchaser or  purchasers  of the  Collateral  so sold and such purchaser or purchasers  shall not be obligated to see to the application of any part of the  purchase  money  paid  over to the  Agent  or  such  officer  or be answerable in any way for the misapplication thereof.

     13.14 Marshaling; Payments Set Aside.

     The Agent  shall be under no  obligation  to marshal any assets in favor of the Borrower or against or in payment of any or all of the  Liabilities.  To the extent that the  Borrower  makes a payment or payments to the Agent or the Agent receives any payment or proceeds of the Collateral for the Borrower's benefit or enforces  the Agent's  security  interests or  exercises  the Agent's  rights of set-off,  and such  payment or  payments  or the  proceeds  of such  Collateral, enforcement  or  set-off  or any  part  thereof  are  subsequently  invalidated, declared to be  fraudulent  or  preferential,  set aside  and/or  required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or  federal  law,  common  law or  equitable  cause,  then to the extent of such recovery,  the  obligation or part thereof  originally  intended to be satisfied shall be revived and  continued  in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

     13.15 Section Titles.

         The  section  titles  contained  in this  Agreement  shall  be  without substantive  meaning or content of any kind whatsoever and are not a part of the agreement among the parties.

National Beef Packing Company Credit Agreement                                76

     13.16 Continuing Effect.

     This Agreement,  the Agent's security interests in the Collateral,  and all of the other Financing Documents shall continue in full force and effect so long as any  Liabilities  shall be owed to the Agent and/or any of the Lenders and/or the  Issuers  and/or  the  Swing  Line  Lender  and  (even if there  shall be no
Liabilities  outstanding) so long as the Agent and/or any of the Lenders remains committed to make Loans under this Agreement and/or any Issuer remains committed to issue LCs under this Agreement and/or the Swing Line Lender remains committed to make Swing Line Loans under this Agreement.

     13.17 No Waiver.

     The Agent's,  any Issuer's or the Required Lenders' failure, at any time or times hereafter,  to require strict performance by the Borrower of any provision of this Agreement shall not waive,  affect or diminish any right of the Agent or the Required  Lenders  thereafter to demand strict  compliance  and  performance therewith.  Any suspension or waiver by the Agent or the Required Lenders of any
Default or Matured  Default under this  Agreement or any of the other  Financing
Documents,  shall not  suspend,  waive or affect  any other  Default  or Matured
Default under this Agreement or any of the other  Financing  Documents,  whether the  same is  prior  or  subsequent  thereto  and  whether  of the  same or of a different kind or character. None of the undertakings,  agreements,  warranties, covenants and representations of the Borrower contained in this Agreement or any of the other  Financing  Documents and no Default or Matured  Default under this
Agreement or any of the other Financing Documents,  shall be deemed to have been suspended  or waived by the Agent,  the Issuers or the Required  Lenders  unless such  suspension  or waiver is in  writing  signed by an officer of the Agent or each of the  Required  Lenders (as  applicable)  and is directed to the Borrower specifying such suspension or waiver.

     13.18 Notices.

          (a) All notices and other communications  provided for herein shall be in writing (including telex,  facsimile,  or cable communication) and shall be mailed, telexed, cabled or delivered addressed as follows:

               (i) If to the Agent at:
                   CoBank, ACB
                   5500 South Quebec Street
                   Greenwood Village, Colorado 80111
                   Attn:  James  Stutzman
                   Facsimile: 720-528-6225

               (ii) If to the Borrower at:
                    National Beef Packing
                    Company, LLC 12200
                    North  Ambassador  Drive
                    Kansas City, Missouri  64163
                    Attn:  Jay D. Nielsen, Chief Financial Officer
                    Facsimile: (816) 713-8856

National Beef Packing Company Credit Agreement                                77

               with copies to:

                    Blackwell Sanders LLP
                    4801 Main Street, Suite 1000
                    Kansas City, Missouri  64112
                    Attn: John Brungardt, Esq.
                    Facsimile: (816) 983-9271

                    Scott H. Smith, Esq.
                    2690 Telemark Drive
                    Park City, UT 84060
                    Facsimile: (435) 649-5675

                    U.S. Premium Beef, Ltd.
                    P.O. Box 20103
                    Kansas City, MO 64195
                    Attn: Steven D. Hunt, Chief Executive Officer
                    Facsimile: (816) 713-8810

               (i) If to any of the Lenders or Issuers other than the Agent,  at the address  for such Person  provided in writing to the Agent and the
          Borrower and, as to each party hereto,  at such other address as shall be designated  by such party in a written  notice to the other parties hereto.  All such  notices  and  communications  shall,  when  mailed, telecopied,  telexed,  transmitted,  or cabled,  become effective when deposited in the mail,  confirmed by telex answerback,  transmitted by telecopier,  or delivered to the cable  company,  respectively  except that  notices and  communications  to the Agent shall not be effective until actually received by the Agent.

          (b) The timing of notices to the Agent of  terminations  or reductions of the Commitment, of borrowings,  conversions and prepayments of Loans and
     Swing Line Loans and of the  duration of Interest  Periods and of a request for the issuance of an LC is summarized below:

          -------------------------------------------- ------------------
          Borrowing of Base Rate Advances              Same Business Day
             and Swing Line Loans
          -------------------------------------------- ------------------
          Borrowing of LIBOR Rate Advances             3 Business Days
          -------------------------------------------- ------------------
          Conversion of Loans (including changes in
             Interest Period for LIBOR Rate Advances)  3 Business Days
          -------------------------------------------- ------------------
          Prepayments of Base Rate Advances
             and Swing Line Loans                      Same Business Day
          -------------------------------------------- ------------------
          Prepayments of LIBOR Rate Advances           3 Business Days
          -------------------------------------------- ------------------
          LCs                                          5 Business Days
          -------------------------------------------- ------------------

     13.19 Maximum Interest.

National Beef Packing Company Credit Agreement                                78

     No agreements,  conditions,  provisions or  stipulations  contained in this
Agreement or in any of the other Financing Documents, or any Matured Default, or any exercise by the Agent of the right to accelerate the payment of the maturity of principal and interest,  or to exercise any option  whatsoever,  contained in this Agreement or any of the other  Financing  Documents,  or the arising of any contingency  whatsoever,  shall  entitle  the Agent to  collect,  in any  event, interest  exceeding the Highest  Lawful Rate, and in no event shall the Borrower be  obligated  to pay  interest  exceeding  the  Highest  Lawful  Rate,  and all agreements,  conditions  or  stipulations,  if any,  which  may in any  event or contingency whatsoever operate to bind, obligate or compel the Borrower to pay a rate of interest  exceeding the Highest  Lawful Rate,  shall be without  binding force or  effect,  at law or in  equity,  to the  extent  only of the  excess of interest over such Highest  Lawful Rate. In the event any interest is charged in excess of the Highest  Lawful Rate  ("Excess"),  the Borrower  acknowledges  and stipulates  that any such charge shall be the result of an  accidental  and bona fide error, and such Excess shall be, first,  applied to reduce the principal of any  Liabilities  due,  and,  second,  returned  to the  Borrower,  it being the intention  of the  parties  hereto not to enter at any time into a  usurious  or otherwise illegal relationship.  The Borrower and the Agent both recognize that, with  fluctuations  in the Base Rate and the LIBOR Rate,  such an  unintentional result  could  inadvertently  occur.  By the  execution of this  Agreement,  the
Borrower  covenants that (a) the credit or return of any Excess shall constitute the  acceptance  by the Borrower of such Excess and (b) the  Borrower  shall not seek or pursue any other  remedy,  legal or  equitable,  against the Agent,  any
Issuer,  the Swing Line Lender or the Lenders based,  in whole or in part,  upon the charging or receiving of any interest in excess of the Highest  Lawful Rate.
For the  purpose of  determining  whether or not any Excess has been  contracted for, charged or received by the Agent, any Issuer,  the Swing Line Lender or the
Lenders (as the case may be), all interest at any time contracted  for,  charged or received by the Agent,  the Issuers,  the Swing Line Lender or the Lenders in
connection  with the  Liabilities  shall be amortized,  prorated,  allocated and spread in equal parts during the entire term of this Agreement.

     13.20 Representations by the Lenders and Swing Line Lender.

     Each Lender and the Swing Line Lender  represents  that it is such Person's present  intention,  as of the date of its  acquisition of its Notes, to acquire such Notes for its account or for the account of its affiliates,  and not with a view to the  distribution or sale thereof,  and, subject to any applicable laws, the  disposition  of such Lender's or the Swing Line Lender's  property shall at all times be within its control.  The Notes have not been  registered  under the
Securities  Act of 1933,  as  amended  (the  "Securities  Act"),  and may not be transferred,  sold or otherwise disposed of except (a) in a registered  offering under the  Securities  Act; (b) pursuant to an exemption  from the  registration provisions of the  Securities  Act; or (c) if the Securities Act shall not apply to the  Notes  or the  transactions  contemplated  by the  Financing  Documents.
Nothing in this Section  13.20 shall affect the  characterization  of the Loans, the Swing Line Loans and the transactions  contemplated  hereunder as commercial lending transactions.

     13.21 Counterparts and Facsimile Signatures.

     This Agreement,  any other Financing Document and any subsequent  amendment to any of them may be  executed  in several  counterparts  and by the  different parties on separate  counterparts,  each of which together shall be construed as one  original  and all of which shall  constitute  together but one and the same agreement.  Facsimile signatures on this Agreement,

National Beef Packing Company Credit Agreement                                79

any other Financing  Document and any subsequent  amendment to any of them shall be considered as original signatures.

     13.22 Set-off.

     The  Borrower  gives and confirms to each Lender and each Issuer a right of set-off of all moneys,  securities and other  property of the Borrower  (whether special,  general or limited) and the proceeds thereof, at any time delivered to remain  with  or in  transit  in any  manner  to  such  Lender  or  Issuer,  its correspondent  or its agents from or for the Borrower,  whether for safekeeping, custody, pledge, transmission, collection or otherwise or coming into possession of such  Lender or  Issuer in any way,  and also,  any  balance  of any  deposit accounts  and credits of the Borrower  with,  and any and all claims of security for the  payment  of the  Liabilities  owed by the  Borrower  to such  Lender or
Issuer,  contracted  with or  acquired  by the  Lender or Issuer,  whether  such liabilities and obligations be joint, several,  absolute,  contingent,  secured, unsecured,  matured or  unmatured,  and the Borrower  authorizes  such Lender or
Issuer  at any  time or  times,  without  prior  notice,  to apply  such  money, securities,  other property,  proceeds, balances, credits of claims, or any part of the foregoing,  to such liabilities in such amounts as it may select, whether such  Liabilities  be  contingent,  unmatured  or  otherwise,  and  whether  any collateral  security  therefor is deemed  adequate or not.  Each Lender and each
Issuer agrees to notify the Agent promptly after any such setoff and application made by such Lender or Issuer; provided,  however, that the failure to give such notice shall not affect the validity of such setoff and application.  The rights described  herein shall be in addition to any collateral  security  described in any  separate  agreement  executed by the Borrower and any other right of setoff under applicable law or otherwise which each Lender and each Issuer may have.

     13.23 Assignments and Participation.

          (a)  After  the  Restatement  Date  and  (except  in  the  case  of an assignment  by a Lender  or the  Swing  Line  Lender  to one or more of its affiliates)  subject to the prior written consent of the Agent and (so long as no Default or Matured Default shall have occurred and be continuing) the
     Borrower,  which consent(s) shall not be unreasonably withheld, each Lender and the Swing Line Lender may assign to any Person (the  "Assignee") all or a portion of its rights and  obligations  under this  Agreement  (including without limitation, all or a portion of its Commitment and the Notes and/or
     Swing  Line  Note  held by it);  provided,  however,  that  (i)  each  such assignment shall be of a constant, and not a varying,  percentage of all of the assigning  Lender's rights and obligations  under this Agreement,  (ii)
     the  total  amount of the  Commitment  (based  on the  original  Commitment without giving effect to any repayments or  prepayments)  so assigned to an
     Assignee or to an Assignee and its affiliates  taken as a whole shall equal or exceed $5,000,000, (iii) the remaining Commitment (based on the original
     Commitment  without giving effect to any repayments or prepayments) held by the assigning Lender after giving effect to any such assignment shall equal or exceed  $5,000,000,  (iv) the assignment  will not cause the Borrower to incur any additional  liability or expense and (v) the parties to each such assignment  shall  execute and deliver to the Agent for its  acceptance  an
     Assignment and Acceptance in substantially the form attached as Exhibit 13A
     ("Assignment  and  Acceptance"),  together  with  any  Note or  Notes to be
     exchanged  in  connection   with  such  assignment  and  a  processing  and
     recordation  fee of $3,500 to the

National Beef Packing Company Credit Agreement                                80

     Agent. Upon such execution,  delivery,  acceptance and recording,  from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the date on which such Assignment and Acceptance is accepted by the Agent, (vi) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it  pursuant  to such  Assignment  and  Acceptance,  have the rights and obligations of a Lender under the Financing  Documents and (vii) the Lender assignor  thereunder shall be deemed to have relinquished its rights and to be released  from its  obligations  under the Financing  Documents,  to the extent (and only to the extent) that its rights and  obligations  hereunder have been assigned by it pursuant to such  Assignment and Acceptance  (and, in the case of an Assignment and  Acceptance  covering all or the remaining portion of an assigning Lender's rights and obligations under the Financing
     Documents, such Lender shall cease to be a party thereto).

          (b) By executing  and  delivering an Assignment  and  Acceptance,  the
     Lender assignor thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows:  (i) other than as provided in such Assignment and Acceptance,  such assigning Lender makes no representation  or warranty and assumes no  responsibility  with respect to any statements, warranties or representations made in or in connection with
     the   Financing   Documents   or   the   execution,   legality,   validity,
     enforceability,   genuineness,   sufficiency  or  value  of  the  Financing
     Documents or any other instrument or document  furnished  pursuant thereto;
     (ii) such assigning Lender makes no  representation or warranty and assumes no responsibility  with respect to the financial  condition of the Borrower or the  performance or observance by the Borrower of any of its obligations under  the  Financing  Documents,  the  Security  Documents  or  any  other instrument  or document  furnished  pursuant  hereto;  (iii) such  Assignee confirms that it has received a copy of the Financing  Documents,  together with copies of the  financial  statements  referred to in Section  7.16 and such other documents and  information as it has deemed  appropriate to make its own credit  analysis  and  decision to enter into such  Assignment  and
     Acceptance;  (iv) such Assignee will,  independently  and without  reliance upon the  Agent,  such  assigning  Lender or any other  Lender or Issuer or
     Swing Line Lender and based on such  documents and  information as it shall deem appropriate at the time,  continue to make its own credit decisions in taking  or not  taking  action  under  this  Agreement;  (v) such  Assignee appoints and  authorizes  the Agent to take such action as the Agent on its behalf and to exercise  such powers  under the  Financing  Documents as are delegated to the Agent by the terms  thereof,  together with such powers as are reasonably  incidental  thereto;  and (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Financing  Documents are required to be performed by it as a Lender.

          (c) The Agent shall  maintain  at its  address  referred to in Section
     13.18 a copy of each Assignment and Acceptance delivered to and accepted by
     it.

          (d) Upon its receipt of an Assignment  and  Acceptance  executed by an assigning  Lender,  together  with  any  Note  or  Notes  subject  to  such assignment,  the Agent shall,  if such  Assignment  and Acceptance has been completed,  (i) accept such  Assignment and Acceptance and (ii) give prompt notice  thereof to the  Borrower.  Within five (5) Business  Days after its receipt of such notice, the Borrower, at its own expense,

National Beef Packing Company Credit Agreement                                81

     shall execute and deliver to the Agent in exchange for the surrendered Note a new  Note to the  order  of  such  Assignee  in an  amount  equal  to the
     Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder.  Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate  principal amount of such surrendered Note or
     Notes,  shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in  substantially  the form of Exhibit 2A or Exhibit
     2B, as the case may be. Upon the Agent's  receipt of such new Note or Notes conforming to the  requirements set forth in the preceding  sentences,  the
     Agent shall return to the Borrower such surrendered  Note or Notes,  marked to show  that such  surrendered  Note or Notes has  (have)  been  replaced, renewed and extended by such new Note or Notes.

          (e) Each Lender may sell  participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this
     Agreement (including without limitation, all or a portion of its Commitment and the  Notes  held by it);  provided  however,  that  (i)  such  Lender's
     obligations  under  this  Agreement  (including  without  limitation,   its
     Commitments to the Borrower  hereunder) shall remain  unchanged,  (ii) such
     Lender shall remain solely  responsible to the other parties hereto for the performance of such obligations,  (iii) such Lender shall remain the holder of any such Note for all purposes of this  Agreement,  (iv) the sale of the
     participation   will  not  cause  the  Borrower  to  incur  any  additional liability,  and (v) the  Borrower,  the Agent and the other  Lenders  shall continue to deal solely and directly  with such Lender in  connection  with such Lender's rights and obligations under this Agreement, provided that no
     participant  shall  be  entitled  to  recover  under  the   above-described
     provisions  an  amount  in excess of the  proportionate  share  which  such participant holds of the original  aggregate  principal amount hereunder to which the assigning Lender would otherwise be entitled. Notwithstanding the foregoing, in the case of participations sold to members of the Farm Credit
     System (a "Farm Credit System  Participant"),  with the written  consent of the Agent and the Borrower and provided that such participation is not less than  $10,000,000,  such  participant  shall  have the right to vote on any matter which  requires the consent of the Lenders.  For purposes of voting, such  Farm  Credit  Service  Participant  shall  receive  voting  rights in proportion to the interest  purchased,  and the voting right  percentage of the Lender selling the participation shall be correspondingly  reduced. The initial  list of Farm Credit  System  Participants  is set forth on Exhibit
     13B. In the case of such participations to Farm Credit System Participants, the Lender selling such participation shall promptly provide to the Agent a
     Voting Participant Notice and Consent in the form of Exhibit 13C.

          (f) Any Lender may, in connection with any assignment or participation or proposed  assignment or  participation  pursuant to this Section  13.23,
     disclose  to  the  assignee  or   participant   or  proposed   assignee  or
     participant,  any  information  relating to the Borrower  furnished to such
     Lender by or on behalf of the Borrower;  provided  that,  prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree in writing to preserve the  confidentiality of any confidential information relating to the Borrower received by it from such Lender.

National Beef Packing Company Credit Agreement                                82

          (g) Any Lender  may  assign  and pledge all or any of the  instruments held by it as  collateral  security;  provided that any payment made by the
     Borrower  for the  benefit  of such  assigning  and/or  pledging  Lender in accordance  with the terms of the  Financing  Documents  shall  satisfy the
     Borrower's  obligations under the Financing Documents in respect thereof to the extent of such payment.  No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

     13.24 Loan Agreement Controls.

     If there are any conflicts or inconsistencies  among this Agreement and any of the other Financing Documents, the provisions of this Agreement shall prevail and control.

     13.25 Obligations Several.

     Each  Lender's,  each  Issuer's,  the Agent's  and the Swing Line  Lender's obligations  under each  Financing  Document to which it is a party are several, and no Lender,  Issuer,  Agent or Swing Line Lender shall be responsible for any obligation or  Commitment of any other such Person under any Financing  Document to which it is a party.  Nothing contained in any Financing Document to which it is a party,  and no action  taken by any  Lender,  Issuer,  Agent or Swing  Line
Lender pursuant  thereto,  shall be deemed to constitute such Persons (or any of them) as a partnership,  an association,  a joint venture,  or any other kind of entity.

     13.26 Pro Rata Treatment.

     All Loans under,  and all payments and other amounts received in connection with this Agreement for application to the Loans (including, without limitation, amounts  received  as a result  of the  exercise  by any  Lender of any right of set-off) shall be effectively  shared by the Lenders  ratably in accordance with their  respective  pro rata shares of the relevant  type of Loan.  If any Lender shall obtain any payment (whether voluntary,  involuntary,  through the exercise of any right of  set-off,  or  otherwise)  on  account of the  principal  of, or interest on, or fees in respect of, any Note held by it (other than  pursuant to
Section  5.2, 5.3 or 5.4) in excess of its pro rata share of payments on account of similar Notes  obtained by all the Lenders,  such Lender shall  purchase from the other Lenders such participation in the Notes or Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided,  however, that if all or any portion of such excess payment is thereafter  recovered from such purchasing Lender, such purchase from each Lender  shall be rescinded  and such Lender  shall repay to the  purchasing
Lender the purchase price to the extent of such recovery together with an amount equal to such  Lender's  ratable share  (according to the  proportion of (a) the amount of such Lender's required  repayment to (b) the total amount so recovered from the  purchasing  Lender) of any interest or other amount paid or payable by
the   purchasing   Lender  in  respect  of  the  total   amount  so   recovered.
Disproportionate  payments  of  interest  shall be  shared  by the  purchase  of separate participation in unpaid interest obligations, disproportionate payments of fees shall be shared by the purchase of separate  participation in unpaid fee obligations,  and disproportionate  payments of principal shall be shared by the purchase of separate participation in unpaid principal obligations. The Borrower agrees  that any  Lender so  purchasing  a  participation  from  another  Lender pursuant to this  Section  13.26 may, to the fullest  extent  permitted  by law, exercise all its rights of payment (including the right of set-off) with

National Beef Packing Company Credit Agreement                                83

respect  to such  participation  as fully  as if such  Lender  were  the  direct creditor of the  Borrower in the amount of such  participation.  Notwithstanding the  foregoing,  a Lender may  receive and retain an amount in excess of its pro rata share of the relevant  type of Loan to the extent,  but only to the extent, that such excess  results  from such  Lender's  Highest  Lawful  Rate  exceeding another Lender's Highest Lawful Rate.

     13.27 Confidentiality.

     Each of the  Agent,  the  Issuers,  the Swing Line  Lender and the  Lenders
agrees that it will use its best  efforts to keep  confidential,  in  accordance with its  customary  procedures  for handling  confidential  information  and in accordance with safe and sound banking practices, any proprietary information of the  Borrower  identified  in writing  by the  Borrower  to the Agent,  as being proprietary and  confidential;  provided that the Agent,  any Issuer,  the Swing
Line Lender or any Lender may disclose any such  information (a) to enable it to comply with any  Governmental  Requirement  applicable  to it, (b) in connection with the  defense  of any  litigation  or other  proceeding  brought  against it arising out of the  transactions  contemplated  by this  Agreement and the other
Financing  Documents,  (c) in connection with the supervision and enforcement of the rights and remedies of the Agent, the Issuers,  the Swing Line Lender and/or
the  Lenders  under  any  Financing  Document  and (d) as set  forth in  Section
13.23(f).

     13.28 Independence of Covenants.

     All covenants under Section 10 shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants,  the fact that it would be permitted by an exception  to, or be otherwise  within the limitations of, another  covenant shall not avoid the occurrence of a Default or a Matured Default if such action is taken or condition exists.

     13.29 Amendments and Waivers.

     Any  term,  covenant,  agreement  or  condition  of this  Agreement  or any
Financing  Document may be amended only by a written  amendment  executed by the
Borrower,  the  Required  Lenders  and, if the rights or duties of the Agent are affected thereby,  the Agent, or compliance therewith only may be waived (either
generally   or  in  a   particular   instance   and  either   retroactively   or
prospectively),  if the Borrower  shall have  obtained the consent in writing of the  Required  Lenders  (or in the  case  of  provisions  relating  to any  Bond
Document,  any Bond  Document or the Bond Pledge  Agreement,  the Agent  without necessity  of consent of the Required  Lenders)  and, if the rights or duties of the Agent, Swing Line Lender and/or an Issuer are affected thereby, such Person;
provided,  however,  that  without  the consent in writing of the holders of all outstanding  Notes and LC  Obligations,  or of all  Lenders  and the Swing  Line
Lender if no Notes or LCs are outstanding, no such amendment or waiver shall (a)
change the amount or postpone  the date of payment of any  scheduled  payment or required payment of principal of the Notes or reduce the rate or extend the time of payment of interest on the Notes, or reduce the amount of principal  thereof, or modify  any of the  provisions  of the Notes with  respect to the  payment or prepayment  thereof,  (b) give to any Note any preference  over any other Notes,
(c) amend the  definition of Required  Lenders,  (d) alter,  modify or amend the provisions  of this Section  13.29,  (e) change the amount or term of any of the
Commitments or the fees required under Section 6, (f) alter, modify or amend the provisions  of  Section  8 of this

National Beef Packing Company Credit Agreement                                84

Agreement, (g) alter, modify or amend any Lender's right hereunder to consent to any  action,  make  any  request  or give  any  notice,  or (h)  release  all or substantially all of the Collateral (except such Collateral relating to the Bond
Documents,  which release shall be at the Agent's sole discretion),  unless such release is permitted by the Financing  Documents.  Any such  amendment or waiver shall apply  equally to all  Lenders and all the holders of the Notes  and/or LC
Obligations  and shall be binding upon them, upon each future holder of any Note or LC  Obligation  and upon the  Borrower,  whether or not such Note or LC shall have been marked to indicate  such  amendment  or waiver.  No such  amendment or waiver shall extend to or affect any obligation not expressly amended or waived.
Notwithstanding the foregoing, the Borrower may increase the Line of Credit Loan
Commitment and the aggregate outstanding principal amount of the Term Loans from time to time by obtaining  applicable  commitments  from one or more Lenders (or from other lenders reasonably acceptable to the Agent) so long as (a) no Default or Matured  Default shall have occurred and be  continuing,  (b) the  cumulative increase  in the sum of the Line of Credit  Loan  Commitment  and the  aggregate outstanding principal amount of the Term Loans may not exceed $100,000,000,  and
(c) an amendment to this  Agreement,  in form  satisfactory  to the Agent,  that amends the  definition  of "Line of Credit  Loan  Commitment"  and Exhibit 1A to
reflect such  increase and that includes  provisions  to cause any  outstandings relating to the Line of Credit Loans or the Term Loans to be held by the Lenders on a ratable basis after giving effect to the relevant increase, shall have been executed and delivered by the Borrower and the Agent.  Additionally,  the amount of the Term Loan  shall not exceed 65% of the  appraised  value of fixed  assets pledged as security for the Line of Credit Loan or the Term Loan  subsequent  to any  requested  increase  to the Term  Loan,  and all new Term Loans and Line of
Credit Loans  disbursed  pursuant to any increase  made under this Section 13.29 shall have the same Maturity Date as the previously  outstanding  Term Loans and
Revolving Loans (as the case may be).

     13.30 Binding Effect.

     This Agreement and the other Financing Documents set forth the legal, valid and binding obligations of the Borrower,  the Agent, the Issuers, the Swing Line
Lender and the Lenders and are  enforceable  against the Borrower in  accordance with their respective terms.

     13.31 FINAL AGREEMENT.

     THIS  WRITTEN  AGREEMENT,  THE  NOTES  AND THE  OTHER  FINANCING  DOCUMENTS
COLLECTIVELY  REPRESENT THE FINAL  AGREEMENT  BETWEEN THE PARTIES AND MAY NOT BE
CONTRADICTED  BY  EVIDENCE  OF  PRIOR,   CONTEMPORANEOUS,   OR  SUBSEQUENT  ORAL
AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL  AGREEMENTS  BETWEEN THE
PARTIES.

     13.32 Water Rights Acquisition.

     Notwithstanding   Sections  10.1,  10.3,  10.4,  10.5,  and  10.6  of  this
Agreement, the Borrower may enter into and complete the Water Rights Acquisition and the Water Service Agreement and the transactions  contemplated  thereby. The
Borrower's incurrence of Indebtedness per the Water Services Agreement shall not be counted  against (i) the  $20,000,000  amount set forth in Section 10.4(d) or
(ii) the  $5,000,000  amount set forth in Section  10.4(e).

National Beef Packing Company Credit Agreement                                85

With respect to the Water Rights  Acquisition,  (i) the Borrower  shall grant to the Agent (to secure the payment and  performance  of the  Liabilities) a second priority lien and security  interest in the water rights being  acquired as part of the Water  Rights  Acquisition  (subject  only to a prior  lien and  security interest  in favor of the City of Dodge  City,  Kansas to secure the  Borrower's obligations under the Water Services  Agreement),  which the Lenders acknowledge will be  encumbered,  at least in part by a water  rights  lease in favor of the
City and corresponding  sublease in favor of the Borrower; and (ii) the Borrower shall  grant  to the  Agent  (to  secure  the  payment  and  performance  of the
Liabilities) a first priority lien and security  interest in the sublease by the
Borrower from the City of the water rights under the lease in favor of the City, all  to  be  evidenced  by  documentation,  in  form  and  substance  reasonably acceptable to the Agent. The  aforementioned  lien and security  interest in the water rights being  acquired as part of the Water  Rights  Acquisition  shall be documented  and recorded as soon as  practicable.  The  aforementioned  lien and security  interest in the  sublease by the  Borrower  from the City of the water rights  being  acquired  as  part  of the  Water  Rights  Acquisition  shall  be documented  and  recorded  as  soon  as  practicable.  In  the  event  that  the aforementioned  lien and security interest in the water rights being acquired as part of the Water Rights Acquisition in favor of the Lenders shall be documented and recorded prior to the  documentation of the  aforementioned  lease,  lien or security interest in the water rights in favor of the City, then the Agent shall execute on behalf of the Lenders a subordination agreement in favor of the City, reasonably acceptable to the Agent and to the City.

     13.33 USA Patriot Act Notice.

     Each Lender,  each Issuer,  the Swing Line Lender and the Agent (for itself and not on behalf of any Lender)  hereby  notifies the Borrower that pursuant to the  requirements  of the USA Patriot  Act (Title III of Pub. L. 107-56  (signed into law October 26,  2001)) (the "Act"),  it is required to obtain,  verify and record information that identifies the Borrower,  which information includes the
Borrower's name and address and other  information  that will allow such Lender, such Issuer, the Swing Line Lender or the Agent, as applicable,  to identify the
Borrower in accordance with the Act.

                            {SIGNATURE PAGES FOLLOW}

National Beef Packing Company Credit Agreement                                86

     IN WITNESS WHEREOF,  the parties have executed this Agreement as of the day first written above.

                                      NATIONAL BEEF PACKING
                                      COMPANY, LLC

                                      By:   /s/ Jay D. Nielsen
                                          --------------------------------------
                                      Its:  Chief Financial Officer
                                           -------------------------------------

                                      COBANK, ACB, individually and as
                                      Lead Arranger, Syndication Agent
                                      and Administrative Agent

                                      By:   /s/ Porter Little
                                          --------------------------------------
                                      Its:  Vice President
                                           -------------------------------------

                                      COOPERATIEVE CENTRALE
                                      RAIFFEISEN-BOERENLEENBANK
                                      B.A., "RABOBANK
                                      NEDERLAND", NEW YORK
                                      BRANCH, individually and as
                                      Documentation Agent

By:   /s/ Rebecca O. Morrow           By:   /s/ Robert K. Hughes
   ---------------------------            --------------------------------------
Its:  Executive Director              Its:  Executive Director
     -------------------------             -------------------------------------

                  {SIGNATURE PAGE ONE OF THREE TO SIXTH AMENDED
                         AND RESTATED CREDIT AGREEMENT}

                 National Beef Packing Company Credit Agreement

                                       THE CIT GROUP/BUSINESS CREDIT INC.

                                       By:   /s/ Tedd Johnson
                                           -------------------------------------
                                       Its:  Vice President
                                            ------------------------------------

                                       BANK OF OKLAHOMA, N.A.

                                       By:   /s/ Christopher K. Porter
                                           -------------------------------------
                                       Its:  Vice President
                                            ------------------------------------

                                       BMO CAPITAL MARKETS FINANCING, INC.

                                       By:   /s/ John R. Carley
                                           -------------------------------------
                                       Its:  Vice President
                                            ------------------------------------

                                       LASALLE BANK NATIONAL ASSOCIATION

                                       By:   /s/ Jeffrey Ware
                                           -------------------------------------
                                       Its:  Vice President
                                            ------------------------------------

                                       CALYON - NEW YORK BRANCH

                                       By:   /s/ Gregory S. Hennenfent
                                           -------------------------------------
                                       Its:  Director
                                            ------------------------------------

                                       By:   /s/ Blake Wright
                                           -------------------------------------
                                       Its:  Managing Director
                                           -------------------------------------

                  {SIGNATURE PAGE TWO OF THREE TO SIXTH AMENDED
                         AND RESTATED CREDIT AGREEMENT}

                 National Beef Packing Company Credit Agreement

                                       FIRST NATIONAL BANK OF OMAHA

                                       By:   /s/ Wade H. Horton
                                           -------------------------------------
                                       Its:  Vice President
                                            ------------------------------------

                                       AMERICAN AGCREDIT, PCA, formerly known as
                                       Pacific Coast Farm Credit Services, ACA

                                       By:   /s/ Gary Van Schuyver
                                           -------------------------------------
                                       Its:  Vice President
                                            ------------------------------------

                 {SIGNATURE PAGE THREE OF THREE TO SIXTH AMENDED
                         AND RESTATED CREDIT AGREEMENT}

                 National Beef Packing Company Credit Agreement

                                                                                                          Exhibit 1A to
                                                                                                      Sixth Amended and
                                                                                              Restated Credit Agreement

     Loan Commitment Amounts, Term Loan Outstanding Amounts and Percentages

Swing Line Loan Commitments

Name of Lender                          Pro Rata Percentage                                            Commitment Amount
CoBank, ACB                                     100%                           $30,000,000.00 (Regular Swing Line Loans)
                                                                                    $102,300,000 (Swing Line Bond Loans)

Line of Credit Loan Commitments

                                        Pro Rata Percentage                                            Amount of Line of
                                                                                                            Credit Loans
                                                                                                      Outstanding on the
Name of Lender                                                             Commitment Amount            Restatement Date
CoBank, ACB                                   65.225%                        $130,450,000.00              $22,828,750.00
Rabobank Nederland                            12.400%                         $24,800,000.00               $4,340,000.00
First National Bank of Omaha                   7.500%                         $15,000,000.00               $2,625,000.00
BMO Capital Markets                            3.125%                          $6,250,000.00               $1,093,750.00
Bank of Oklahoma                               3.000%                          $6,000,000.00               $1,050,000.00
American AgCredit                              2.500%                          $5,000,000.00                 $875,000.00
Calyon                                         2.500%                          $5,000,000.00                 $875,000.00
LaSalle Bank National Association              1.875%                          $3,750,000.00                 $656,250.00
The CIT Group/Business Credit, Inc             1.875%                          $3,750,000.00                 $656,250.00
TOTAL:                                       100.000%                        $200,000,000.00              $35,000,000.00

Term Loans

                                                                                  Amount of Term Loan Outstanding on the
Name of Lender                           Pro Rata Percentage                                            Restatement Date
CoBank, ACB                                 75.840984461%                                                $153,665,872.00
Rabobank Nederland                          14.905051466%                                                 $30,200,000.00
BMO Capital Markets                          3.084654691%                                                  $6,250,000.00
American AgCredit                            2.467723753%                                                  $5,000,000.00
LaSalle Bank National Association            1.850792815%                                                  $3,750,000.00
The CIT Group/Business Credit, Inc           1.850792814%                                                  $3,750,000.00
TOTAL:                                     100.000000000%                                                $202,615,872.00

                                     1-A-1

                                                                   Exhibit 1B to
                                                               Sixth Amended and
                                                       Restated Credit Agreement

                     Formula for Borrowing Base Certificate

1.   Borrowing Base. The "Borrowing Base" as of any date of determination  shall be:

     (a) 100% of the available funds on deposit in Collateral  Accounts that are eligible for  inclusion in the  Borrowing  Base  according to Section 2.6 of the
Security Agreement, plus

     (b) 100% of the net  equity in Margin  Accounts  properly  assigned  to the
Agent, plus

     (c) 90% of the amount of Eligible Accounts, plus

     (d) 70% of the value of Eligible  Inventory  valued at the lower of cost or market value in accordance with GAAP, plus

     (e) Unless an event of the type  described  in one or more of  clauses  (i)
through (n) of the definition of Matured  Default shall have occurred,  and such
Default shall be continuing,  with respect to NCI or NCI Leasing,  the lesser of
(i) 100% of the principal amount  outstanding under the Promissory Note from NCI and NCI Leasing dated August 6, 2003 in the face amount of  $10,000,000  or (ii)
90% of the Eligible NCI Accounts, plus

     (f) Unless an event of the type  described  in one or more of  clauses  (i)
through (n) of the definition of Matured  Default shall have occurred,  and such
Default shall be continuing, with respect to KC Steak, the lesser of (i) 100% of the principal  amount  outstanding  under the Restated  Promissory  Note from KC
Steak dated  August 29,  2001,  and amended as of December  29, 2004 in the face amount  of  $16,000,000  or (ii)  the sum of (A) 90% of the  Eligible  KC  Steak
Accounts and (B) 70% of the Eligible KC Steak Inventory, plus

     (g) Unless an event of the type  described  in one or more of  clauses  (i)
through (n) of the definition of Matured  Default shall have occurred,  and such
Default shall be continuing,  with respect to NBC, the lesser of (i) 100% of the principal amount  outstanding  under the Intercompany Loan Agreement or (ii) the sum of (A) 90% of the  Eligible  NBC  Accounts  and (B) 70% of the  Eligible NBC
Inventory, minus

     (h) 100% of Producer Payables owed by the Borrower,  NCI, KC Steak and NBC, minus

                                     1-B-1

     (i) 100% of the  amounts  of all  uncleared  checks  or  drafts  issued  by
Borrower,  NCI, KC Steak, and NBC and related to Producer  Payables owed by such
Person, minus

     (j) The Insurance Reserve.

2.   Definitions.  Capitalized  terms used herein that are defined in the Credit
Agreement are used herein with the respective meanings attributed thereto in the
Credit  Agreement.  In  addition,  for the  purposes of this  Exhibit 1B and for determining  the Borrowing  Base,  the following  terms shall have the following respective  meanings;  provided,  however,  that in the  case of  conflict,  the definitions contained in the Credit Agreement shall prevail:

     "Eligible NCI Accounts" means accounts of NCI which the Agent determines in the exercise of the Agent's reasonable discretion, are eligible for inclusion in the Borrowing Base at any particular time. Without limiting the Agent's right to determine  that accounts of NCI do not  constitute  Eligible NCI  Accounts,  but without duplication,  the following accounts shall not be Eligible NCI Accounts:
(a) all  accounts  which are at that time unpaid for a period  exceeding  ninety
(90) days  after the  original  invoice  date of the  original  invoice  related thereto,  except for Accounts  which are covered by a letter of credit;  (b) all accounts  owing by an  account  debtor  if more  than ten  percent  (10%) of the accounts  owing by such  account  debtor  are at that time  unpaid  for a period exceeding  that allowed by the preceding  subsection a; (c) those accounts of an account debtor,  the aggregate face amount of which is in excess of five percent
(5%) of the  aggregate  face amount of all other  Eligible  NCI  Accounts of all account debtors,  but in each case only to the extent of such excess;  (d) those
accounts   owing  from  the  United   States  or  any   department,   agency  or
instrumentality  thereof  unless NCI shall have complied with the  Assignment of
Claims Act to the  satisfaction  of the Agent;  (e) accounts  which arise out of transactions  with  affiliates of NCI; (f) accounts of account  debtors that are located outside the United States,  unless such accounts are covered by a letter of credit issued or confirmed by a bank  acceptable  to the Agent;  (g) accounts which are or may be subject to rights of setoff or  counterclaim  by the account debtor  (to the  extent of the  amount  of such  setoff  or  counterclaim);  (h)
accounts  in which the Agent does not,  for any  reason,  have a first  priority perfected security  interest;  and (i) accounts which in the Agent's opinion may be subject to liens or  conflicting  claims of ownership,  whether such liens or conflicting  claims are  asserted or could be asserted by any Person  except for statutory liens or encumbrances described in Section 10.1(a), (b) and (d).

     "Eligible  KC Steak  Accounts"  means  accounts of KC Steak which the Agent determines in the exercise of the Agent's  reasonable  discretion,  are eligible for inclusion in the Borrowing Base at any particular time. Without limiting the
Agent's right to determine that accounts of KC Steak do not constitute  Eligible
KC Steak Accounts, but without duplication,  the following accounts shall not be
Eligible KC Steak Accounts: (a) all accounts which are at that time unpaid for a period  exceeding  ninety  (90) days  after  the  original  invoice  date of the original  invoice  related  thereto,  except for Accounts which are covered by a letter of credit;  (b) all accounts  owing by an account debtor if more than ten percent  (10%) of the  accounts  owing by such  account  debtor are at that time unpaid for a period  exceeding

                                     1-B-2

that allowed by the preceding subsection a; (c) those accounts,  except accounts owing from the following account debtors:  (i) Sysco,  (ii) Outback  Steakhouse,
(iii) QVC, (iv) IQVC, (v) Wal-Mart and  affiliates,  of an account  debtor,  the aggregate  face  amount  of  which  is in  excess  of five  percent  (5%) of the aggregate  face amount of all other  Eligible  KC Steak  Accounts of all account debtors,  but in each case only to the extent of such excess; (d) those accounts owing  from the  United  States or any  department,  agency  or  instrumentality thereof unless KC Steak shall have complied with the Assignment of Claims Act to the satisfaction of the Agent; (e) accounts which arise out of transactions with affiliates of KC Steak; (f) accounts of account debtors that are located outside the United States, unless such accounts are covered by a letter of credit issued or confirmed by a bank acceptable to the Agent; (g) accounts which are or may be subject to rights of setoff or counterclaim by the account debtor (to the extent of the amount of such setoff or  counterclaim);  (h) accounts in which the Agent does not, for any reason, have a first priority perfected security interest; and
(i) accounts which in the Agent's opinion may be subject to liens or conflicting claims of ownership,  whether such liens or  conflicting  claims are asserted or could be  asserted  by any Person  except for  statutory  liens or  encumbrances described in Section 10.1(a), (b) and (d).

     "Eligible KC Steak  Inventory"  means inventory of KC Steak which the Agent determines in the exercise of the Agent's reasonable  discretion is eligible for inclusion in the Borrowing Base at any  particular  time.  Without  limiting the
Agent's  right to  determine  that  inventory  of KC Steak  does not  constitute
Eligible KC Steak Inventory, but without duplication, the following inventory of
KC Steak shall not be Eligible KC Steak  Inventory:  (a) inventory  deemed to be out-of-condition or otherwise  unmerchantable by the United States Department of
Agriculture,  any state's  Department of Agriculture,  or any other Governmental
Authority having regulatory authority over the Borrower or any of the Borrower's assets or  activities;  (b) inventory for which a prepayment  has been received;
(c) inventory in the possession of third parties, unless it is inventory: (i) at a  location  listed  below,  for which the Agent has  received  a bailee  letter satisfactory to the Agent (provided, however, that in the case of such inventory in existence on the Effective  Date,  the Borrower need not deliver such letters until 30 days after the Effective Date), or (ii) covered by negotiable warehouse receipts or  negotiable  bills of lading  issued by either:  (A) a  warehouseman licensed  and bonded by the  United  States  Department  of  Agriculture  or any
state's Department of Agriculture,  or (B) a recognized carrier having an office in the United States and in a financial condition  reasonably  acceptable to the
Agent,  which  receipts or bills of lading  designate  the Agent  directly or by endorsement  as  the  only  Person  to  which  or to  the  order  of  which  the warehouseman  or  carrier is  legally  obligated  to  deliver  such  Goods;  (d)
inventory  in which the Agent does not,  for any reason,  have a first  priority perfected security interest;  and (e) inventory which in the Agent's opinion may be subject to liens or  conflicting  claims of ownership,  whether such liens or conflicting  claims are  asserted or could be asserted by any Person  except for statutory liens or encumbrances permitted by Section 10.1(a), (b) and (d).

KC Steak Bailee Location:
Midwest Cold Storage, LLC

                                     1-B-3

1101 South 5th Street
Kansas City, KS  66105

     "Eligible NBC Accounts" means accounts of NBC which the Agent determines in the exercise of the Agent's reasonable discretion, are eligible for inclusion in the Borrowing Base at any particular time. Without limiting the Agent's right to determine  that accounts of NBC do not  constitute  Eligible NBC  Accounts,  but without duplication,  the following accounts shall not be Eligible NBC Accounts:
(a) all Accounts which are at that time unpaid for a period exceeding twenty one
(21) days  after the  original  invoice  date of the  original  invoice  related thereto,  except for Accounts  which are covered by a letter of credit;  (b) all
Accounts  owing by an Account Debtor if more than  twenty-five  percent (25%) of the Accounts  owing by such Account  Debtor are at that time unpaid for a period exceeding that allowed by the preceding clause,  except, in each case,  Accounts which  are  covered  by a  letter  of  credit  in  amount,  form  and  substance satisfactory  to,  and from an issuer  acceptable  to the  Agent;  (c)(i)  those
Accounts,  except  Accounts  owing from the  Account  Debtors  listed on Exhibit
3A(i), of an Account Debtor,  the aggregate face amount of which is in excess of five percent (5%) of the aggregate  face amount of all Eligible  Accounts of all
Account  Debtors  (prior to  eliminations  based on  concentration),  (ii) those
Accounts of an Account  Debtor listed on Exhibit 3A(i) of the Credit  Agreement, the  aggregate  face  amount of which is in excess of ten  percent  (10%) of the aggregate face amount of all Eligible  Accounts of all Account Debtors (prior to eliminations based on  concentration),  and (iii) those Accounts of Wal-Mart and
Affiliates  thereof (Sam's Club, etc.), the aggregate face amount of which is in excess of fifteen  percent  (15%) of the  aggregate  face amount of all Eligible
Accounts of all Account Debtors (prior to eliminations  based on concentration), but in each case only to the extent of such  excess;  (d) those  Accounts  owing from the United  States or any  department,  agency or  instrumentality  thereof unless  NBC  shall  have  complied  with the  Assignment  of  Claims  Act to the satisfaction  of the Agent;  (e) Accounts which arise out of  transactions  with
Affiliates of NBC; (f) Accounts,  except Accounts owing from the Account Debtors listed on Exhibit  3A(i),  of an Account  Debtor  that are  located  outside the
United States,  unless such Accounts are covered by a letter of credit issued or confirmed by a bank  acceptable to the Agent;  (g) Accounts  which are or may be subject to rights of setoff or counterclaim by the Account Debtor (to the extent of the amount of such setoff or  counterclaim);  (h) Accounts in which the Agent does not, for any reason, have a first priority perfected security interest; (i)
Accounts  which in the Agent's  opinion  may be subject to liens or  conflicting claims of ownership,  whether such liens or  conflicting  claims are asserted or could be  asserted  by any Person  except for  statutory  liens or  encumbrances permitted by Section 10.1(a), (b) and (d); and (j) any Account determined by the
Agent not to be an Eligible  Account.  With  regard to Accounts  included in the
Borrowing Base by the Borrower in good faith, a determination  by the Agent that such Accounts are not Eligible  Account's in accordance with the foregoing shall be effective on the third  Business Day after notice thereof by the Agent to the
Borrower in accordance with Section 13.18.

     "Eligible NBC Inventory"  means inventory of NBC which the Agent determines in the exercise of the Agent's  reasonable  discretion is eligible for inclusion in the

                                     1-B-4

Borrowing Base at any  particular  time.  Without  limiting the Agent's right to determine that inventory of NBC does not constitute Eligible NBC Inventory,  but without  duplication,  the following  inventory of NBC shall not be Eligible NBC
Inventory:   (a)   Inventory   deemed  to  be   out-of-condition   or  otherwise
unmerchantable  by the United  States  Department  of  Agriculture,  any state's
Department of Agriculture, or any other Governmental Authority having regulatory authority over NBC or any of NBC's assets or activities; (b) Inventory for which a  prepayment  has been  received;  (c)  Inventory  in the  possession  of third parties,  unless it is Inventory:  (i) at a location shown below,  for which the
Agent has received a bailee letter satisfactory to the Agent (provided, however, that NBC need not deliver such letters until 30 days after the  Effective  Date)
or (ii) covered by negotiable  warehouse  receipts or negotiable bills of lading issued by either:  (A) a  warehouseman  licensed and bonded by the United States
Department of Agriculture  or any state's  Department of  Agriculture,  or (B) a recognized  carrier  having an office in the United  States  and in a  financial condition reasonably  acceptable to the Agent, which receipts or bills of lading designate the Agent directly or by endorsement as the only Person to which or to the order of which the  warehouseman or carrier is legally  obligated to deliver such Goods;  (d)  Inventory in which the Agent does not, for any reason,  have a first priority perfected  security interest;  (e) Inventory which in the Agent's opinion may be subject to liens or conflicting claims of ownership, whether such liens or  conflicting  claims are  asserted  or could be  asserted by any Person except for statutory liens or encumbrances permitted by Section 10.1(a), (b) and
(d); and (f) any Inventory determined by the Agent not to be Eligible Inventory.
With regard to Inventory  included in the Borrowing Base by the Borrower in good faith,  a  determination  by the  Agent  that  such  Inventory  is not  Eligible
Inventory  in  accordance  with the  foregoing  shall be  effective on the third
Business  Day after notice  thereof by the Agent to the  Borrower in  accordance with Section 13.18.

NBC Bailee Location:
Inland Cold Storage
4100 Bandini Blvd.
Los Angeles, CA 90023

     "Insurance Reserve" means a collateral reserve against casualty losses that would not be  covered by  insurance  as a result of the  self-insured  retention deductible provision in the Borrower's property insurance (i) in an amount equal to $10,000,000 when the self-insured  retention  deductible under the Borrower's property insurance procured in accordance with Section 9.5 exceeds  $15,000,000;
(ii) in an amount equal to $5,000,000 when the self-insured retention deductible under the Borrower's  property insurance procured in accordance with Section 9.5 exceeds  $10,000,000 but is less than or equal to  $15,000,000;  and (iii) in an amount  equal  to $0  when  the  self-insured  retention  deductible  under  the
Borrower's  property  insurance  procured in accordance with Section 9.5 is less than or equal to $10,000,000.

     "Producer  Payables"  means with respect to any Person,  all amounts at any time payable by the such Person for the purchase of cattle, feed, grain or other farm products.

                                     1-B-5

                                                                   Exhibit 2A to
                                                               Sixth Amended and
                                                       Restated Credit Agreement

                               Line of Credit Note

$______________                                      Greenwood Village, Colorado
                                                               ___________, 2007

     FOR VALUE RECEIVED,  the undersigned National Beef Packing Company,  LLC, a
Delaware limited liability company (together with its successors as permitted in the  Credit  Agreement,  the  "Borrower"),  promises  to  pay to  the  order  of
______________ (hereinafter referred to as "Lender"), at such place as the Agent
(as hereinafter  defined),  may from time to time designate,  in lawful money of the United States of America and in immediately  available  funds, the principal sum of ____________________ ($_______________) or, if less, the unpaid principal amount of the Line of Credit Loans from the Lender to the  Borrower  outstanding under the Credit Agreement (as hereinafter  defined),  together with interest on any and all principal  amounts  outstanding  calculated  in accordance  with the provisions set forth below. This note is issued under that certain Sixth Amended and  Restated  Credit  Agreement  dated as of July 25,  2007 (as the same may be amended,  replaced,  restated and/or supplemented from time to time, the "Credit
Agreement")  between the Borrower,  CoBank, ACB, an agricultural credit bank, as agent (in such  capacity,  together  with its  successors  and  assigns  in such capacity,  the  "Agent"),  Lender  and  the  other  lenders  identified  therein
(collectively the "Lenders").

     Capitalized terms used and not defined herein shall have the meanings given to such terms in the Credit Agreement.

     This note is the one of the Line of Credit Notes  referred to in the Credit
Agreement,  and is a replacement  and  substitute  for, but does not  constitute payment  of,  one or more Line of  Credit  Notes  that may have been  previously issued by the Borrower.  This note is secured,  is subject to scheduled payments
and  certain   permissive   and  mandatory   prepayments,   and  is  subject  to
acceleration,  in each case upon the terms provided in the Credit  Agreement and in the Security Documents referenced therein.

     Borrower  shall pay  interest on the unpaid  principal  amount of each Loan made by the Lender from the date of such Loan until such principal  amount shall be paid in full, at the times and at the rates per annum set forth in the Credit
Agreement.

     In addition to the repayment  requirements  imposed upon the Borrower under the Credit  Agreement,  together with the  agreements  referred to therein,  the principal and interest owing under this note shall be due and payable in full on the Maturity Date applicable to the Line of Credit Loans,  without  presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Borrower. Time is of the essence hereof.

                                     2-A-1

     The obligations of the Borrower to the Lender  hereunder  together with the other  Liabilities are secured by certain  Collateral as set forth in the Credit
Agreement and in the Security Documents.

     In the case of a Matured Default,  the undersigned  agrees to pay all costs and expenses of collection, including reasonable attorneys' fees incurred by the
Agent or its successors and assigns.

     This note shall be construed in accordance  with, and governed by, the laws of the State of  Colorado,  without  regard to the  conflict of laws  principles thereof.

                                       NATIONAL BEEF PACKING COMPANY, LLC,
                                         a Delaware limited liability company

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                     2-A-2

                                                                   Exhibit 2B to
                                                               Sixth Amended and
                                                       Restated Credit Agreement

                                    Term Note

$______________                                      Greenwood Village, Colorado
                                                             _____________, 2007

     FOR VALUE RECEIVED,  the undersigned National Beef Packing Company,  LLC, a
Delaware  limited  liability   partnership  (together  with  its  successors  as
permitted in the Credit Agreement, the "Borrower"), promises to pay to the order of _________________ (hereinafter referred to as "Lender"), at such place as the
Agent (as hereinafter defined) may from time to time designate,  in lawful money of the  United  States  of  America  and in  immediately  available  funds,  the principal sum of _____________________  ($_____________) or, if less, the unpaid principal  amount of the Term Loans from the Lender to the Borrower  outstanding under the Credit Agreement (as hereinafter  defined),  together with interest on any and all principal  amounts  outstanding  calculated  in accordance  with the provisions set forth below. This note is issued under that certain Sixth Amended and  Restated  Credit  Agreement  dated as of July 25,  2007 (as the same may be amended,  replaced,  restated and/or supplemented from time to time, the "Credit
Agreement")  between the Borrower,  CoBank, ACB, an agricultural credit bank, as agent (in such  capacity,  together  with its  successors  and  assigns  in such capacity,  the  "Agent"),  Lender  and  the  other  lenders  identified  therein
(collectively the "Lenders").

     This note is one of the Term Notes referred to in the Credit Agreement, and is a replacement and substitute for, but does not constitute  payment of, one or more Term Notes that may have been previously issued by the Borrower.  This note is  secured,  is  subject to  scheduled  payments  and  certain  permissive  and mandatory  prepayments,  and is subject to  acceleration,  in each case upon the terms provided in the Credit Agreement and in the Security Documents  referenced therein.

     Borrower  shall pay  interest on the unpaid  principal  amount of each Loan made by the Lender from the date of such Loan until such principal  amount shall be paid in full, at the times and at the rates per annum set forth in the Credit
Agreement.

     In addition to the repayment  requirements  imposed upon the Borrower under the Credit  Agreement,  together with the  agreements  referred to therein,  the principal and interest owing under this note shall be due and payable in full on the Maturity Date  applicable to the Term Loans,  without  presentment,  demand, protest or further notice of any kind, all of which are expressly  waived by the
Borrower. Time is of the essence hereof.

     The obligations of the Borrower to the Lender hereunder,  together with the other Liabilities,  are secured by certain Collateral as set forth in the Credit
Agreement and in the Security Documents.

                                     2-B-1

     In the case of a Matured Default,  the undersigned  agrees to pay all costs and expenses of collection, including reasonable attorneys' fees incurred by the
Agent or its successors and assigns.

     This note shall be construed in accordance  with, and governed by, the laws of the State of  Colorado  without  regard to the  conflict  of laws  principles thereof.

                                       NATIONAL BEEF PACKING COMPANY, LLC,
                                         a Delaware limited liability company

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                     2-B-2

                                                                   Exhibit 2C to
                                                               Sixth Amended and
                                                       Restated Credit Agreement

                                 Swing Line Note

$_____________                                       Greenwood Village, Colorado
                                                               ___________, 2007

     FOR VALUE RECEIVED,  the undersigned National Beef Packing Company,  LLC, a
Delaware limited liability company (together with its successors as permitted in the Credit Agreement,  the "Borrower"),  promises to pay to the order of CoBank,
ACB (hereinafter referred to as "Swing Line Lender"), at such place as the Swing
Line Lender may  designate,  in lawful money of the United States of America and
in     immediately     available     funds,     the     principal     sum     of
________________________________  ($______________)  or,  if  less,  the  unpaid principal  amount of the Swing  Line  Loans  from the Swing  Line  Lender to the
Borrower  outstanding  under the  Credit  Agreement  (as  hereinafter  defined), together with interest on any and all principal amounts  outstanding  calculated in accordance  with the  provisions  set forth below.  This note is issued under that certain Sixth Amended and Restated  Credit  Agreement  dated as of July 25,
2007 (as the same has been and may in the future be amended, replaced,  restated
and/or  supplemented  from time to time,  the  "Credit  Agreement")  between the
Borrower,  CoBank, ACB, an agricultural credit bank, as agent (in such capacity, together with its successors and assigns in such capacity, the "Agent"), and the lenders identified therein (the "Lenders").

     Capitalized terms used and not defined herein shall have the meanings given to such terms in the Credit Agreement.

     This note is the Swing Line Note referred to in the Credit Agreement and is a replacement  and  substitution  for, but does not  constitute  payment of, any
Swing Line Note issued to the Swing Line Lender on March 21, 2007.  This note is secured,  is subject to scheduled  payments and certain permissive and mandatory prepayments,  and is  subject  to  acceleration,  in each  case  upon the  terms provided  in the  Credit  Agreement  and in the  Security  Documents  referenced therein.

     Borrower  shall pay  interest on the unpaid  principal  amount of each Loan made by the Swing Line  Lender  from the date of such Loan until such  principal amount shall be paid in full,  at the times and at the rates per annum set forth in the Credit Agreement.

     In addition to the repayment  requirements  imposed upon the Borrower under the Credit  Agreement,  together with the  agreements  referred to therein,  the principal and interest owing under this note shall be due and payable in full on the  Maturity  Date  applicable  to the Swing Line Loans,  without  presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Borrower. Time is of the essence hereof.

                                     2-C-1

     The obligations of the Borrower to the Lender  hereunder  together with the other  Liabilities are secured by certain  Collateral as set forth in the Credit
Agreement and in the Security Documents.

     In the case of a Matured Default,  the undersigned  agrees to pay all costs and expenses of collection, including reasonable attorneys' fees incurred by the
Agent or its successors and assigns.

     This note shall be construed in accordance  with, and governed by, the laws of the State of  Colorado  without  regard to the  conflict  of laws  principles thereof.

                                       NATIONAL BEEF PACKING COMPANY, LLC,
                                         a Delaware limited liability company

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                     2-C-2